 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OR ABOUT NOVEMBER 30,
                                      1999

                                                       REGISTRATION NOS. 2-38512
                                                                        811-2125

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          / /


                            PRE-EFFECTIVE AMENDMENT NO.                      / /


                           POST-EFFECTIVE AMENDMENT NO. 37                   /X/


                                     AND/OR


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       / /



                                   AMENDMENT NO. 37                          /X/


                            ------------------------

                          EQUITRUST SERIES FUND, INC.
               (Exact name of Registrant as Specified in Charter)

                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
               (Address of Principal Executive Offices)(Zip Code)

                                 (515) 225-5586
              (Registrant's Telephone Number, Including Area Code)

                           STEPHEN M. MORAIN, ESQUIRE
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                    (Name and Address of Agent for Service)

                            ------------------------

                                    COPY TO:

                            JAMES A. ARPAIA, ESQUIRE
                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                            222 NORTH LASALLE STREET
                               CHICAGO, IL 60601

                            ------------------------

    It is proposed that this filing will become effective (check appropriate box)


/ / immediately upon filing pursuant to paragraph (b)
/ / on (date) pursuant to paragraph (b)
/X/ 60 days after filing pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of Rule 485



    If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          EQUITRUST SERIES FUND, INC.
                  -------------------------------------------
                             VALUE GROWTH PORTFOLIO
                           HIGH GRADE BOND PORTFOLIO
                           HIGH YIELD BOND PORTFOLIO
                               MANAGED PORTFOLIO
                             MONEY MARKET PORTFOLIO
                              BLUE CHIP PORTFOLIO
     ----------------------------------------------------------------------
                            SUPPLEMENT TO PROSPECTUS
                             Dated December 1, 1999

                              INSTITUTIONAL SHARES

EquiTrust Series Fund, Inc. (the "Fund") currently offers two classes of shares to provide investors with different purchasing options. These are Traditional Shares, which are described in the prospectus, and Institutional Shares, which are described in the prospectus as supplemented by this document.

Institutional Shares are available for purchase exclusively by the following investors: (a) retirement plans of FBL Financial Group, Inc. and its affiliates;
(b) the following investment advisory clients of EquiTrust Investment Management Services, Inc. ("EquiTrust"): (1) affiliated and unaffiliated benefit plans, such as qualified retirement plans, and (2) affiliated and unaffiliated banks and insurance companies purchasing for their own accounts; (c) employees and directors of FBL Financial Group, Inc., its affiliates, and affiliated state Farm Bureau Federations; (d) directors and trustees of the EquiTrust Mutual Funds; and (e) such other types of accounts as EquiTrust, the Fund's distributor, deems appropriate. Institutional Shares currently are available for purchase only from EquiTrust. Share certificates are not available for Institutional Shares.

The primary differences between the classes of the Fund's shares are due to the applicability of the contingent deferred sales charge and ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. Institutional Shares are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Also, there is no administrative services fee charged to Institutional Shares. As a result of the relatively lower expenses for Institutional Shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the available investment return will be higher for Institutional Shares than for Traditional Shares.

The following information supplements the indicated sections of the prospectus.

--------------------------------------------------------------------------------


RISK/RETURN SUMMARY

--------------------------------------------------------------------------------

The charts and tables contained in the accompanying prospectus provide some indication of the risks of investing in the Portfolios by illustrating how the Portfolios have performed from year to year, and comparing this information to a broad measure of market performance. Of course, past performance is no indication or guarantee of the results that the Portfolios may achieve in the future. Additional information for the Portfolios' Institutional Shares is set forth below. The performance rate of each Portfolio was calculated after deducting all fees and charges incurred by the Portfolio. During certain periods shown, the Adviser reimbursed the Money Market Portfolio for operating expenses in excess of 1.50% of average daily net assets, thereby lowering expenses for the Portfolio. The Index figures shown do not reflect any fees or expenses and you cannot invest directly in any Index.



The following bar charts provide an illustration of the performance of each Portfolio during the 1998 calendar year, which was the first full year that Institutional Shares were available for purchase. The tables compare the average annual total returns of each Portfolio to those of an appropriate broad based index over the periods shown. Please remember that past performance is no indicator or guarantee of the results that any Portfolio may achieve in the future. Future annual returns of the Portfolios may be greater or less than the returns shown in the charts.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURNS-VALUE GROWTH PORTFOLIO
1998 CALENDAR YEAR*
1998                                   -27.03%


 ---------------------------------
 BEST QUARTER:   1Q 1998    6.66%
 ---------------------------------
 WORST QUARTER:  3Q 1998  (22.13)%
 ---------------------------------



 *The year-to-date return as of September 30, 1999 was (4.28)%.



AVERAGE ANNUAL TOTAL RETURN                                                LIFE OF CLASS
(FOR PERIODS ENDED DECEMBER 31, 1998)                         ONE YEAR  (INCEPTION 12/1/97)
-------------------------------------                         --------  -------------------
Value Growth Portfolio......................................  (27.03)%            (34.50)%
S&P 500 Index*..............................................   28.59 %             12.82 %


------------------------

* Standard & Poor's Corporation's Composite Index of 500 Common Stocks (the "S&P 500 Index") is a widely recognized, unmanaged market capitalization-weighted index of 500 widely held common stocks.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURNS-HIGH GRADE BOND PORTFOLIO
1998 CALENDAR YEAR*
1998                                      6.45%


 ------------------------------
 BEST QUARTER:   3Q 1998  2.94%
 ------------------------------
 WORST QUARTER:  4Q 1998  0.04%
 ------------------------------



 *The year-to-date return as of September 30, 1999 was (0.45)%.



AVERAGE ANNUAL TOTAL RETURN                                                LIFE OF CLASS
(FOR PERIODS ENDED DECEMBER 31, 1998)                         ONE YEAR  (INCEPTION 12/1/97)
-------------------------------------                         --------  -------------------
High Grade Bond Portfolio...................................    6.45%                6.77%
Lehman Brothers Mutual Fund Aggregate Index*................    8.69%                9.75%


------------------------

* The Lehman Brothers Aggregate Index is a widely recognized, unmanaged index of fixed income performance.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURNS-HIGH YIELD BOND PORTFOLIO
1998 CALENDAR YEAR*
1998                                      5.18%


 ------------------------------
 BEST QUARTER:   2Q 1998  2.45%
 ------------------------------
 WORST QUARTER:  4Q 1998  0.30%
 ------------------------------



 *The year-to-date return as of September 30, 1999 was (1.93)%.



AVERAGE ANNUAL TOTAL RETURN                                                LIFE OF CLASS
(FOR PERIODS ENDED DECEMBER 31, 1998)                         ONE YEAR  (INCEPTION 12/1/97)
-------------------------------------                         --------  -------------------
High Yield Bond Portfolio...................................    5.18%                5.64%
Lehman Brothers Mutual Fund Corporate/High Yield Index*.....    6.98%                8.00%


------------------------

* The Lehman Brothers Mutual Fund Corporate/High Yield Index is a widely recognized, unmanaged index of corporate and high yield bond market performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURNS-MANAGED PORTFOLIO
1998 CALENDAR YEAR*
1998                              -13.92%


 ---------------------------------
 BEST QUARTER:   1Q 1998    3.47%
 ---------------------------------
 WORST QUARTER:  3Q 1998  (10.99)%
 ---------------------------------



 *The year-to-date return as of September 30, 1999 was 0.23%.



AVERAGE ANNUAL TOTAL RETURN                                                LIFE OF CLASS
(FOR PERIODS ENDED DECEMBER 31, 1998)                         ONE YEAR  (INCEPTION 12/1/97)
-------------------------------------                         --------  -------------------
Managed Portfolio...........................................  (13.92)%            (12.75)%
S&P 500 Index*..............................................   28.59 %             12.82 %


------------------------

* Standard & Poor's Corporation's Composite Index of 500 Common Stocks (the "S&P 500 Index") is a widely recognized, unmanaged market capitalization-weighted index of 500 widely held common stocks.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURNS-MONEY MARKET PORTFOLIO
1998 CALENDAR YEAR*
1998                                   3.71%


 ------------------------------
 BEST QUARTER:   1Q 1998  0.98%
 ------------------------------
 WORST QUARTER:  2Q 1998  0.79%
 ------------------------------



 *The year-to-date return as of September 30, 1999 was 2.12%.



AVERAGE ANNUAL TOTAL RETURN                                                LIFE OF CLASS
(FOR PERIODS ENDED DECEMBER 31, 1998)                         ONE YEAR  (INCEPTION 12/1/97)
-------------------------------------                         --------  -------------------
Money Market Portfolio......................................    3.71%                3.78%
90-day T-Bill Index*........................................    5.01%                2.21%


------------------------

* The 90-day T-Bill Index is a widely recognized index of three-month treasury bills.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURNS-BLUE CHIP PORTFOLIO
1998 CALENDAR YEAR*
1998                                16.81%


 ---------------------------------
 BEST QUARTER:   4Q 1998   17.55%
 ---------------------------------
 WORST QUARTER:  3Q 1998  (14.28)%
 ---------------------------------



 *The year-to-date return as of September 30, 1999 was 9.45%.



AVERAGE ANNUAL TOTAL RETURN                                                LIFE OF CLASS
(FOR PERIODS ENDED DECEMBER 31, 1998)                         ONE YEAR  (INCEPTION 12/1/97)
-------------------------------------                         --------  -------------------
Blue Chip Portfolio.........................................   16.81%               14.86%
S&P 500 Index*..............................................   28.59%               12.82%


------------------------

* Standard & Poor's Corporation's Composite Index of 500 Common Stocks (the "S&P 500 Index") is a widely recognized, unmanaged market capitalization-weighted index of 500 widely held common stocks.

--------------------------------------------------------------------------------

FEES AND EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENTS)


    Maximum Sales Load Imposed on Purchases.................   None
    Maximum Sales Load Imposed on Reinvested Dividends......   None
    Deferred Sales Load.....................................   None
    Redemption Fee..........................................   None
    Exchange Fee............................................   None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
ASSETS)

                                                                                TOTAL ANNUAL
                                    MANAGEMENT                                 FUND OPERATING
            PORTFOLIO                  FEES      12B-1 FEES   OTHER EXPENSES      EXPENSES
----------------------------------  ----------   ----------   --------------   --------------
Value Growth                         0.50%        None          0.69%            1.19%
High Grade Bond                      0.40%        None          0.86%            1.26%
High Yield Bond                      0.55%        None          0.95%            1.50%
Managed                              0.60%        None          0.87%            1.47%
Money Market                         0.25%        None          1.97%            2.22%
Blue Chip                            0.25%        None          0.69%            0.94%

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PORTFOLIO                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------                                                  ------   -------   -------   --------
Value Growth                                                $121     $378     $  654     $1,443
High Grade Bond                                             $128     $400     $  692     $1,523
High Yield Bond                                             $153     $474     $  818     $1,791
Managed                                                     $150     $465     $  803     $1,757
Money Market                                                $225     $694     $1,190     $2,554
Blue Chip                                                   $ 96     $300     $  520     $1,155

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Portfolios' financial performance through each year shown. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Portfolios (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the Statement of Additional Information.

                                      VALUE GROWTH            HIGH GRADE BOND          HIGH YIELD BOND
                                  ---------------------    ---------------------    ---------------------
                                   YEAR                     YEAR                     YEAR
                                   ENDED     (12/1/97 -     ENDED     (12/1/97 -     ENDED     (12/1/97 -
                                  7/31/99     7/31/98)     7/31/99     7/31/98)     7/31/99     7/31/98)
                                  -------    ----------    -------    ----------    -------    ----------
Net asset value at beginning
  of period...................    $11.08      $ 16.16      $10.57       $10.53      $10.47       $10.52
  Income from Investment
    Operations:
    Net investment income.....      0.19         0.19        0.60         0.42        0.65         0.45
    Net realized and
      unrealized gain (loss)
      on investments..........     (1.01)       (2.83)      (0.44)        0.04       (0.50)        0.02
                                  ------      -------      ------       ------      ------       ------
  Total from investment
    operations................     (0.82)       (2.64)       0.16         0.46        0.15         0.47
  Less Distributions:
    Dividends from net
      investment income.......     (0.15)       (0.18)      (0.60)       (0.42)      (0.65)       (0.45)
    Distributions from capital
      gains...................                  (2.26)      (0.06)                   (0.02)       (0.07)
    Distributions in excess of
      net realized gains......     (0.51)                                            (0.08)
                                  ------      -------      ------       ------      ------       ------
  Total distributions.........     (0.66)       (2.44)      (0.66)       (0.42)      (0.75)       (0.52)
                                  ------      -------      ------       ------      ------       ------
Net asset value at end of
  period......................    $ 9.60      $ 11.08      $10.07       $10.57      $ 9.87       $10.47
                                  ======      =======      ======       ======      ======       ======
Total Return:
  Total investment return
    based on net asset
    value (1).................     (6.83)%     (18.97)%(2)   1.47%        4.40%(2)    1.43%        4.62%(2)
Ratios/Supplemental Data:
  Net assets at end of period
    in thousands..............    $5,399      $ 4,885      $1,521       $1,376      $1,635       $1,454
  Ratio of total expenses to
    average net assets........      1.19%        0.73%(2)    1.26%        0.95%(2)    1.50%        1.05%(2)
  Ratio of net expenses to
    average net assets........      1.18%        0.73%(2)    1.25%        0.95%(2)    1.49%        1.05%(2)
  Ratio of net investment
    income to average net
    assets....................      1.48%        0.64%(2)    5.74%        3.89%(2)    6.38%        4.26%(2)
  Portfolio turnover rate.....       220%         217%(2)      29%          38%(2)      44%          30%(2)

------------------------


(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(2) Period from December 1, 1997 (date Class I operations commenced) through July 31, 1998. Ratios presented have not been annualized.
(3) Without the Manager's reimbursement of $1,724 of its expenses for the period indicated, the Money Market Portfolio would have had per share net investment Income of $.03.

                                         MANAGED               MONEY MARKET               BLUE CHIP
                                  ---------------------    ---------------------    ---------------------
                                   YEAR                     YEAR                     YEAR
                                   ENDED     (12/1/97 -     ENDED     (12/1/97 -     ENDED     (12/1/97 -
                                  7/31/99     7/31/98)     7/31/99     7/31/98)     7/31/99     7/31/98)
                                  -------    ----------    -------    ----------    -------    ----------
Net asset value at beginning
  of period...................    $12.13       $14.21      $ 1.00       $ 1.00      $41.37       $36.77
  Income from Investment
    Operations:
    Net investment income.....      0.49         0.34        0.03         0.02        0.38         0.29
    Net realized and
      unrealized gain (loss)
      on investments..........     (1.21)       (1.16)                                5.84         4.51
                                  ------       ------      ------       ------      ------       ------
  Total from investment
    operations................     (0.72)       (0.82)       0.03         0.02        6.22         4.80
  Less Distributions:
    Dividends from net
      investment income.......     (0.49)       (0.36)      (0.03)       (0.02)      (0.29)       (0.17)
    Distributions from capital
      gains...................                  (0.90)                               (0.05)       (0.03)
    Distributions in excess of
      net realized gains......     (0.51)                                            (0.12)
                                  ------       ------      ------       ------      ------       ------
  Total distributions.........     (1.00)       (1.26)      (0.03)       (0.02)      (0.46)       (0.20)
                                  ------       ------      ------       ------      ------       ------
Net asset value at end of
  period......................    $10.41       $12.13      $ 1.00       $ 1.00      $47.13       $41.37
                                  ======       ======      ======       ======      ======       ======
Total Return:
  Total investment return
    based on net asset
    value (1).................     (5.75)%      (6.31)%(2)   3.16%        2.47%(2)   15.18%       13.14%(2)
Ratios/Supplemental Data:
  Net assets at end of period
    in thousands..............    $2,931       $2,762      $  735       $  627      $5,601       $3,613
  Ratio of total expenses to
    average net assets........      1.47%        1.03%(2)    2.22%(3)     1.29%(2)    0.94%        0.76%(2)
  Ratio of net expenses to
    average net assets........      1.47%        1.03%(2)    1.97%        1.29%(2)    0.94%        0.76%(2)
  Ratio of net investment
    income to average net
    assets....................      4.78%        2.30%(2)    3.07%        2.37%(2)    0.88%        0.51%(2)
  Portfolio turnover rate.....        67%          66%(2)       0%           0%(2)       7%           3%(2)

------------------------


(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(2) Period from December 1, 1997 (date Class I operations commenced) through July 31, 1998. Ratios presented have not been annualized.
(3) Without the Manager's reimbursement of $1,724 of its expenses for the period indicated, the Money Market Portfolio would have had per share net investment Income of $.03.


                       Supplement dated December 1, 1999

--------------------------------------------------------------------------------

                          EQUITRUST SERIES FUND, INC.
                  -------------------------------------------

                             VALUE GROWTH PORTFOLIO
                           HIGH GRADE BOND PORTFOLIO
                           HIGH YIELD BOND PORTFOLIO
                               MANAGED PORTFOLIO
                             MONEY MARKET PORTFOLIO
                              BLUE CHIP PORTFOLIO
     ----------------------------------------------------------------------

                                   PROSPECTUS

                             dated December 1, 1999

EquiTrust Series Fund, Inc. (the "Fund") is an open-end, diversified management investment company consisting of six Portfolios, each with its own investment objective(s), investment policies, restrictions and attendant risks. This prospectus describes each Portfolio in some detail -- please read it and retain it for future reference.

An investment in a Portfolio of the Fund is not a bank deposit and is not insured, guaranteed, or endorsed by the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Portfolio of the Fund involves investment risks, including possible loss of principal.

 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED SHARES
   OF THE FUND OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             EquiTrust Mutual Funds
                             5400 University Avenue
                          West Des Moines, Iowa 50266
                                  800-247-4170

--------------------------------------------------------------------------------

                                                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


VALUE GROWTH PORTFOLIO......................................           3

HIGH GRADE BOND PORTFOLIO...................................           6

HIGH YIELD BOND PORTFOLIO...................................           8

MANAGED PORTFOLIO...........................................          10

MONEY MARKET PORTFOLIO......................................          13

BLUE CHIP PORTFOLIO.........................................          15

FEES AND EXPENSES...........................................          17

INVESTMENT OBJECTIVES, PORTFOLIO STRATEGIES, AND OVERALL
  RISKS.....................................................          18

PRINCIPAL RISK FACTORS ASSOCIATED WITH THE PORTFOLIOS'
  INVESTMENTS...............................................          22

      General Discussion of Risks...........................          22

      Risk/Return Curve.....................................          22

OTHER SECURITIES AND INVESTMENT STRATEGIES..................          24

      Repurchase Agreements.................................          26

      Foreign Securities....................................          26

      Non-Investment Grade Securities.......................          26

      When-Issued and Delayed Delivery Transactions.........          28

      Mortgage-Backed Securities............................          29

      Asset-Backed Securities...............................          29

      Covered Call Options..................................          30

      Securities Lending....................................          30

      Short-Term Trading....................................          31

HOW TO BUY SHARES...........................................          31

HOW TO REDEEM SHARES........................................          32

OTHER SHAREHOLDER SERVICES..................................          34

      Periodic Withdrawal Plan..............................          34

      Automatic Investment Plan.............................          35

      Exchange Privilege....................................          35

      Facsimile Requests....................................          36

      Retirement Plans......................................          36

      Education Plan........................................          37

PORTFOLIO MANAGEMENT........................................          37

OTHER INFORMATION...........................................          38

      Year 2000.............................................          38

      Distributor...........................................          39

      Net Asset Value.......................................          39

      Investor Education and Protection.....................          40

DISTRIBUTIONS AND TAXES.....................................          41

      Distributions.........................................          41

      Taxes.................................................          42

CLASSES OF SHARES...........................................          43

FINANCIAL HIGHLIGHTS........................................          44

ADDITIONAL INFORMATION......................................  Back Cover

      Shareholder Inquiries.................................  Back Cover

      Annual/Semi-Annual Reports to Shareholders............  Back Cover

      Statement of Additional Information...................  Back Cover


-------------------

YIELD AND PURCHASE INFORMATION
U.S. Toll Free (800) 247-4170
Iowa Toll Free (800) 422-3175
Des Moines (515) 225-5586

                             VALUE GROWTH PORTFOLIO
--------------------------------------------------
(SIDEBAR)
INVESTOR PROFILE
WHO SHOULD CONSIDER INVESTING IN THIS PORTFOLIO?
You may want to invest more of your assets in this Portfolio if you:
- have a longer investment time horizon
- are willing to accept higher ongoing short-term risk in return for the potential of higher long-term returns
- want to diversify your investments
- are seeking mutual funds for the growth portion of an asset allocation program
                                       or
- are investing for retirement or other goals that are many years in the future You may want to invest less of your assets in this Portfolio if you:
- are investing with a shorter investment time horizon in mind
                                       or
- are uncomfortable with an investment whose value may vary substantially
(END SIDEBAR)
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
WHAT IS THIS PORTFOLIO'S GOAL?

The Portfolio seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRIMARY INVESTMENT STRATEGIES
HOW DOES THIS PORTFOLIO PURSUE ITS OBJECTIVE?

The Portfolio pursues its investment objective by investing primarily (i.e., at least 65% of total assets) in equity securities of companies that the Adviser believes have a potential to earn a high return on capital and/or are undervalued by the market (i.e., "value stocks"). The Portfolio may invest in securities of companies in cyclical industries during periods when such securities appear to the Adviser to have strong potential for capital appreciation. It also may invest in "special situation" companies. Special situation companies are ones that, in the Adviser's opinion, have potential for significant future earnings growth but have not performed well in the recent past. These companies may include ones with management changes, corporate or asset restructuring, or significantly undervalued assets.


The Adviser's strategy with the Portfolio is based on a value-oriented analysis of equity securities. Such an analysis focuses upon evaluations of key financial ratios such as stock price-to-book value, stock price-to-earnings, stock price-to-cash flow and debt-to-total capital. The Adviser attempts to determine the fundamental value of an enterprise using the foregoing ratios and by evaluating the company's balance sheet (E.G., comparing the company's assets with the purchase price of similar recently acquired assets) as well as by using dividend discounting models. The Adviser's use of a value-oriented analysis may often result in the acquisition of equity securities of medium- and smaller-size companies or of securities of companies that are out of favor in the market.

--------------------------------------------------------------------------------
PRINCIPAL RISKS

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS PORTFOLIO?


As with any mutual fund that invests in equity securities, this Portfolio is subject to MARKET RISK, the risk that the value of your investment will fluctuate in response to stock market movements. Like all mutual fund investments, loss of money upon redemption is a risk of investing in this Portfolio. Because the Portfolio invests primarily in value stocks, it is subject to the RISKS OF VALUE INVESTING. Value stocks may never reach what the Adviser believes is their full market value and, even though they are undervalued, value stocks may decline further in value. Further, while the Portfolio's investments in value stocks may limit the overall downside risk of the Portfolio over time, the Portfolio may produce more modest gains than riskier stock funds as a trade off for this potentially lower risk. The

--------------------------------------------------------------------------------

equity securities in which the Portfolio invests include the equity SECURITIES OF "SPECIAL SITUATION" COMPANIES. The Portfolio's investments in special situation companies bear the risk that the special situation will not develop as favorably as expected, or the situation may deteriorate. For example, a merger with favorable implications may be blocked or a bankruptcy may not be as profitably resolved as had been expected. Investments in MEDIUM- AND SMALLER-SIZE COMPANIES are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of larger-size companies. Because the securities of most medium- and smaller-size companies are not as broadly traded as those of larger-size companies, these securities are often subject to wider and more abrupt fluctuations in market price. In the past, there have been prolonged periods when these securities have substantially underperformed or outperformed the securities of larger-size companies. In addition, medium- and smaller-size companies generally have fewer assets available to cushion an unforeseen adverse occurrence. Therefore, such an occurrence may have a disproportionately negative impact on these companies.



These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this prospectus and in the Statement of Additional Information ("SAI"). Before you invest, please carefully read the sections on "Principal Risk Factors Associated with the Portfolios' Investments" and "Other Securities and Investment Strategies."

RISK/RETURN SUMMARY -- VALUE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

The following bar chart provides an illustration of the performance of the Value Growth Portfolio during each of the last ten years. The bar chart indicates the degree of variability that the Portfolio experienced in its performance from year to year. This reflects the degree of risk of an investment in the Portfolio. Please remember that past performance is no indicator or guarantee of the results that the Value Growth Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart.


The table compares the average annual total returns of the Value Growth Portfolio to those of the Standard & Poor's Corporation's Composite Index of 500 Common Stocks (the "S&P 500 Index") over the periods shown. The S&P 500 Index is a widely recognized, unmanaged market capitalization-weighted index of 500 widely held common stocks. The S&P 500 Index figures do not reflect any fees or expenses, and you cannot invest directly in the Index.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURNS
LAST TEN YEARS*
89                      13.69%
90                       5.20%
91                      14.40%
92                      10.15%
93                      26.92%
94                      -4.82%
95                      27.50%
96                      19.38%
97                       7.92%
98                     -27.59%


--------------------------------------------
BEST QUARTER:         1Q 1993       10.60%
--------------------------------------------
WORST QUARTER:        3Q 1998      (22.28)%
--------------------------------------------



*The year-to-date return as of September 30, 1999 was (4.71)%.

    AVERAGE ANNUAL TOTAL RETURN         ONE YEAR       FIVE YEARS       TEN YEARS
                                           -----            -----           -----
        (for periods ending
        December 31, 1998)

      VALUE GROWTH PORTFOLIO              (27.59)%           2.53%           8.05%
                                           -----            -----           -----

          S&P 500 INDEX*                   28.59%           24.13%          18.77%
                                           -----            -----           -----


The performance data was calculated after deducting all fees and charges actually incurred by the Value Growth Portfolio.

                           HIGH GRADE BOND PORTFOLIO
--------------------------------------------------
(SIDEBAR)
INVESTOR PROFILE
WHO SHOULD CONSIDER INVESTING IN THIS PORTFOLIO?
You may want to invest more of your assets in this Portfolio if you:
- are seeking an investment that generates a regular stream of income
- are seeking higher potential returns than money market funds provide and are willing to accept moderate risk of volatility
- want to diversify your investments
- are seeking a mutual fund for the income portion of an asset allocation program
                                       or
- are retired or nearing retirement
You may want to invest less of your assets in this Portfolio if you:
- are investing for maximum return over a long time horizon
                                       or
- require absolute stability of your principal
(END SIDEBAR)
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
WHAT IS THIS PORTFOLIO'S GOAL?


The Portfolio seeks to generate as high a level of current income as is consistent with investment in a diversified portfolio of high grade income-bearing debt securities.

--------------------------------------------------------------------------------
PRIMARY INVESTMENT STRATEGIES
HOW DOES THIS PORTFOLIO PURSUE ITS OBJECTIVE?


To keep current income relatively stable and to limit share price volatility, the Portfolio invests primarily (i.e., at least 65% of total assets) in high grade securities and maintains an intermediate (typically 2-7 year) average portfolio duration. Under normal circumstances, the Portfolio invests at least 80% of its assets in high grade securities. High grade securities are securities rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO") (e.g., A or higher by either Moody's Investors Service ("Moody's") or Standard & Poor's ("S&P")) or unrated securities that the Adviser determines are of comparable quality. (See Appendix A to the SAI for an explanation of ratings.) The Portfolio may invest up to 20% of its total assets in unrated debt securities or debt securities rated lower than the three highest grades of S&P or Moody's, or in convertible debt securities, convertible preferred stocks, or non-convertible preferred stocks rated within the three highest grades of S&P or Moody's.



The Portfolio may invest in a broad range of debt securities of domestic corporate and government issuers. The corporate securities in which the Portfolio may invest include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized or asset-backed securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities.

--------------------------------------------------------------------------------
PRINCIPAL RISKS

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS PORTFOLIO?



As with most income mutual funds, the Portfolio is subject to INTEREST RATE RISK, the risk that the value of an investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. Other factors may affect the market price and yield of the Portfolio's securities, including investor demand and domestic and worldwide economic conditions. In addition, the Portfolio is subject to CREDIT RISK, the risk that issuers of interest-bearing securities may not be able to meet their interest or principal payment obligations when due. COLLATERALIZED SECURITIES are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities, or destruction of equipment subject to equipment trust certificates. In the event of prepayment, the Portfolio will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. Like all mutual fund investments, loss of money upon redemption is a risk of investing in this Portfolio.



These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this prospectus and in the SAI. Before you invest, please carefully read the sections, on "Principal Risk Factors Associated with the Portfolios' Investments" and "Other Securities and Investment Strategies."

RISK/RETURN SUMMARY -- HIGH GRADE BOND PORTFOLIO

--------------------------------------------------------------------------------

The following bar chart provides an illustration of the performance of the High Grade Bond Portfolio during each of the last ten years. The bar chart indicates the degree of variability that the Portfolio experienced in its performance from year to year. This reflects the degree of risk of an investment in the Portfolio. Please remember that past performance is no indicator or guarantee of the results that the High Grade Bond Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart.


The table compares the average annual total returns of the High Grade Bond Portfolio to those of the Lehman Brothers Mutual Fund Aggregate Index ("Lehman Aggregate Index") over the periods shown. The Lehman Aggregate Index is a widely recognized, unmanaged index of fixed income performance. The Lehman Aggregate Index figures do not reflect any fees or expenses, and you cannot invest directly in the Lehman Aggregate Index.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURNS
LAST TEN YEARS*
89                      11.00%
90                       7.44%
91                      16.16%
92                       7.03%
93                       7.10%
94                      -0.45%
95                      12.91%
96                       5.42%
97                       8.74%
98                       6.21%


--------------------------------------------
BEST QUARTER:         2Q 1989        5.67%
--------------------------------------------
WORST QUARTER:        2Q 1994       (1.33)%
--------------------------------------------



 *The year-to-date return as of September 30, 1999 was (0.87)%.



    AVERAGE ANNUAL TOTAL RETURN         ONE YEAR       FIVE YEARS       TEN YEARS
        (for periods ending             ---------      -----------      ----------
        December 31, 1998)

     HIGH GRADE BOND PORTFOLIO              6.21%            6.47%           8.07%
                                           -----            -----           -----

    LEHMAN BROTHERS MUTUAL FUND
          AGGREGATE INDEX                   8.69%            7.13%           9.07%
                                           -----            -----           -----


The performance data was calculated after deducting all fees and charges actually incurred by the High Grade Bond Portfolio.

                           HIGH YIELD BOND PORTFOLIO
--------------------------------------------------
(SIDEBAR)
INVESTOR PROFILE
WHO SHOULD CONSIDER INVESTING IN THIS PORTFOLIO?
You may want to invest more of your assets in this Portfolio if you:
- are seeking higher potential returns than most bond mutual funds provide and are willing to accept significant risk of volatility
- want to diversify your investments
- are seeking a mutual fund for the income portion of an asset allocation program
                                       or

- are retired or nearing retirement, if your investment in this Portfolio is held as part of a diversified investment portfolio

You may want to invest less of your assets in this Portfolio if you:
- desire relative stability of your principal
                                       or
- are investing for maximum return over a long time horizon
(END SIDEBAR)
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

WHAT IS THIS PORTFOLIO'S GOAL?

The Portfolio seeks as high a level of current income as is consistent with investment in a diversified portfolio of lower-rated, higher-yielding income bearing securities. The Portfolio also seeks capital appreciation, but only when consistent with its primary goal.
--------------------------------------------------------------------------------
PRIMARY INVESTMENT STRATEGIES


HOW DOES THIS PORTFOLIO PURSUE ITS OBJECTIVE?



The Portfolio invests primarily (i.e, at least 65% of total assets) in lower-rated, higher-yielding income bearing debt securities, such as "junk" bonds. Under normal market conditions, the Portfolio invests more than 80% of its assets in debt and other income-bearing securities rated lower than investment grade (and their unrated equivalents) or other high-yielding securities. Investment grade securites are those rated, at the time of purchase, in the four highest categories by an NRSRO (e.g., Baa or higher by Moody's or BBB or higher by S&P) or unrated securities that the Adviser determines are of comparable quality. The Portfolio generally does not invest in bonds rated CC/Ca or lower by S&P or Moody's, respectively, unless the Adviser believes that the financial condition of the issuer or the protection afforded to the security is stronger than the rating would otherwise indicate. (See Appendix A to the SAI for an explanation of ratings.)

--------------------------------------------------------------------------------
PRINCIPAL RISKS

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS PORTFOLIO?


This Portfolio is subject to above-average INTEREST RATE and CREDIT RISKS. You should expect greater fluctuations in share price, yield and total return compared to mutual funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. Like all mutual fund investments, loss of money upon redemption is a significant risk of investing in this Portfolio.



Issuers of NON-INVESTMENT GRADE SECURITIES (I.E., "junk" bonds) are typically in poor financial health, and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. "Junk" bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.



These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this prospectus and in the SAI. Before you invest, please carefully read the sections on "Principal Risk Factors Associated with the Portfolios' Investments" and "Other Securities and Investment Strategies."

RISK/RETURN SUMMARY -- HIGH YIELD BOND PORTFOLIO

--------------------------------------------------------------------------------

The following bar chart provides an illustration of the performance of the High Yield Bond Portfolio during each of the last ten years. The bar chart indicates the degree of variability that the Portfolio experienced in its performance from year to year. This reflects the degree of risk of an investment in the Portfolio. Please remember that past performance is no indicator or guarantee of the results that the High Yield Bond Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart.


The table compares the average annual total returns of the High Yield Bond Portfolio to those of the Lehman Brothers Mutual Fund Corporate/High Yield Index and the Lehman Brothers U.S. Corporate/ High Yield Index (collectively, the "Lehman Indices") over the periods shown. The Lehman Indices are widely recognized, unmanaged indices of corporate and high yield bond market performance. The Lehman Indices figures do not reflect any fees or expenses, and you cannot invest directly in the Lehman Indices.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURNS
LAST TEN YEARS*
89                       9.95%
90                       2.13%
91                      23.31%
92                      11.33%
93                      14.36%
94                      -2.04%
95                      12.17%
96                      11.72%
97                      10.80%
98                       4.76%


--------------------------------------------
BEST QUARTER:         1Q 1991        8.13%
--------------------------------------------
WORST QUARTER:        1Q 1994       (2.02)%
--------------------------------------------



 *The year-to-date return as of September 30, 1999 was (2.32)%.



    AVERAGE ANNUAL TOTAL RETURN         ONE YEAR       FIVE YEARS       TEN YEARS
        (for periods ending             ---------      -----------      ----------
        December 31, 1998)
     HIGH YIELD BOND PORTFOLIO              4.76%            7.35%           9.65%
                                           -----            -----           -----
    LEHMAN BROTHERS MUTUAL FUND
    CORPORATE/HIGH YIELD INDEX              6.98%            7.83%           N/A*
                                           -----            -----           -----
LEHMAN BROTHERS U.S. CORPORATE/HIGH
            YIELD INDEX                     1.87%            8.57%          10.55%
                                           -----            -----           -----


The performance data was calculated after deducting all fees and charges actually incurred by the High Yield Bond Portfolio. During certain periods shown, the Adviser reimbursed the Portfolio for operating expenses in excess of 1.50% of average daily net assets, which lowered expenses for the Portfolio.

* The Lehman Brothers Mutual Fund Corporate/High Yield Index commenced operations November 30, 1992.

                               MANAGED PORTFOLIO
--------------------------------------------------
(SIDEBAR)
INVESTOR PROFILE
WHO SHOULD CONSIDER INVESTING IN THIS PORTFOLIO?
You may want to invest more of your assets in this Portfolio if you:
- are looking for a more conservative alternative to a growth-oriented mutual fund
- want a well-diversified and relatively stable investment allocation
- need a core investment
- seek above-average total return over the long term irrespective of its source
                                       or

- are retired or nearing retirement, if your investment in this Portfolio is held as part of a diversified investment portfolio

You may want to invest less of your assets in this Portfolio if you:
- are investing for maximum return over a long time horizon
                                       or
- require a high degree of stability of your principal
(END SIDEBAR)
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
WHAT IS THIS PORTFOLIO'S GOAL?

The Managed Portfolio seeks the highest level of total return through income and capital appreciation.
--------------------------------------------------------------------------------
PRIMARY INVESTMENT STRATEGIES
HOW DOES THIS PORTFOLIO PURSUE ITS OBJECTIVE?


The Managed Portfolio pursues its objective through a fully managed investment policy consisting of investment in the following three market sectors:
(1) common stocks and other equity securities, (2) high grade debt securities and preferred stocks, and (3) money market instruments of the types in which the Money Market Portfolio may invest.



The Managed Portfolio's investment policy for the equity sector is to invest in both value-oriented securities of the type in which the Value Growth Portfolio invests and securities of those companies that display more traditional growth characteristics such as established records of growth in sales and earnings. The Portfolio's criteria for selecting debt and money market securities are the same as those that it employs for the primary investments in the High Grade Bond and Money Market Portfolios, respectively. There are no restrictions as to the proportion of one or another type of security which the Portfolio may hold. Accordingly, at any given time, the Portfolio may be substantially invested in equity securities, debt securities or money market instruments.

--------------------------------------------------------------------------------
PRINCIPAL RISKS

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS PORTFOLIO?



As with any mutual fund that invests in stocks and bonds, the Portfolio is subject to MARKET and INTEREST RATE RISKS, the risks that the value of an investment will fluctuate in response to stock and bond market movements and changes in interest rates. Loss of money upon redemption is a risk of investing in this Portfolio.



To the extent that it invests in certain securities, the Portfolio may be affected by additional risks relating to NON-INVESTMENT GRADE SECURITIES (above-average credit, market and other risks), SECURITIES OF FOREIGN ISSUERS (currency, information, natural event and political risks), and MORTGAGE-BACKED SECURITIES (credit, extension, prepayment and interest rate risks). These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this prospectus and in the SAI. Before you invest, please carefully read the sections on "Principal Risk Factors associated with the Portfolios' Investments" and "Other Securities and Investment Strategies."


EQUITY INVESTMENT RISK


As with any mutual fund that invests in common stocks and other equity securities, this Portfolio is subject to MARKET RISK, the risk that the value of your investment will fluctuate in response to stock market movements. Because the Portfolio may invest some or all of its assets in the same types of equity securities in which the Value Growth Portfolio invests, this Portfolio may be subject to the RISKS OF VALUE INVESTING, the risks associated with investing in the equity SECURITIES of SPECIAL SITUATION COMPANIES, and the risks associated with investments in MEDIUM- AND SMALLER-SIZED COMPANIES.

--------------------------------------------------------------------------------


- Risks of value investing: The risks of value investing include the risk that value stocks may never reach what the Adviser believes is their full market value, and even though they are undervalued, the risk that such stock may decline further in value.



- Risk of securities of special situation companies: The risks of investing in special situation companies include the risk that the special situation will not develop as favorably as expected, or the situation may deteriorate.



- Risks of medium- and smaller-sized companies: Although investing in such companies is generally considered to offer greater opportunity for appreciation than investing in securities of companies with larger market capitalization, they also generally involved greater risk of depreciation. In addition, these securities are often subject to wider and more abrupt fluctuations in market price. In the past, there have been prolonged periods when these securities have substantially underperformed or outperformed the securities of larger-size companies. Medium- and smaller-size companies generally have fewer assets available to cushion an unforeseen adverse occurrence. Therefore, such an occurrence may have a disproportionately negative impact on these companies.


INCOME INVESTMENT RISK


As with most mutual funds that invest in income-bearing securities, to the extent that the Portfolio invests in the income-bearing securities in which the High Grade Bond Portfolio invests, it may be subject to INTEREST RATE RISK and CREDIT RISK. Other factors that may affect the market price and yield of the Portfolio's investments in income-bearing securities include investor demand and domestic and worldwide economic conditions.



- Interest rate risk: Interest rate risk is the risk that the value of an investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities.



- Credit risk: Credit risk is the risk that issuers of interest bearing securities may not be able to meet their interest or principal payment obligations when due.


MONEY MARKET INVESTMENT RISKS


To the extent that the Portfolio invests in money market instruments of the types in which the Money Market Portfolio may invest, this Portfolio is subject to interest rate risk and, to some extent, credit risk, although these risks are relatively low for the money market instruments in which the Portfolio may invest. However, the Portfolio's investments in money market instruments could experience a high level of current income volatility because the level of its current income directly reflects short-term interest rates.



Like all mutual fund investments, loss of money upon redemption is a risk of investing in this Portfolio. These risks, and the risks associated with other higher-risk securities that the Portfolio may utilize, are described in more detail later in this prospectus and in the SAI. Before you invest, please carefully read the sections on "Principal Risk Factors Associated with the Portfolios' Investments" and "Other Securities and Investment Strategies."

RISK/RETURN SUMMARY -- MANAGED PORTFOLIO

--------------------------------------------------------------------------------

The following bar chart provides an illustration of the performance of the Managed Portfolio during each of the last ten years. The bar chart indicates the degree of variability that the Portfolio experienced in its performance from year to year. This reflects the degree of risk of an investment in the Portfolio. Please remember that past performance is no indicator or guarantee of the results that the Managed Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart.


The table compares the average annual total returns of the Managed Portfolio to those of the S&P 500 Index over the periods shown. The S&P 500 Index is a widely recognized, unmanaged market capitalization-weighted index of 500 widely held common stocks. The S&P 500 Index figures do not reflect any fees or expenses, and you cannot invest directly in the Index.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURNS
LAST TEN YEARS*
89                       7.38%
90                       8.04%
91                      10.21%
92                      13.31%
93                      18.90%
94                      -3.85%
95                      23.93%
96                      16.33%
97                      10.44%
98                     -14.25%


--------------------------------------------
BEST QUARTER:         1Q 1993        9.62%
--------------------------------------------
WORST QUARTER:        3Q 1998      (11.05)%
--------------------------------------------



*The year-to-date return as of September 30, 1999 was (0.01)%.



    AVERAGE ANNUAL TOTAL RETURN         ONE YEAR       FIVE YEARS       TEN YEARS
        (for periods ending             ---------      -----------      ----------
        December 31, 1998)

         MANAGED PORTFOLIO                (14.25)%           5.55%           8.45%
                                           -----            -----           -----

           S&P 500 INDEX                   28.59%           24.13%          18.77%
                                           -----            -----           -----



The performance data was calculated after deducting all fees and charges actually incurred by the Managed Portfolio. During certain periods shown, the Adviser reimbursed the Portfolio for operating expenses in excess of 1.50% of average daily net assets, which lowered expenses for the Portfolio.

                             MONEY MARKET PORTFOLIO
--------------------------------------------------
(SIDEBAR)
INVESTOR PROFILE
WHO SHOULD CONSIDER INVESTING IN THIS PORTFOLIO?
You may want to invest more of your assets in this Portfolio if you:
- require stability of principal
- are seeking a mutual fund for the cash portion of an asset allocation program
- need to "park" your money temporarily
                                       or
- consider yourself a saver rather than an investor
You may want to invest less of your assets in this Portfolio if you:
- are seeking an investment that is likely to outpace inflation
- are investing for retirement or other goals that are many years in the future
                                       or
- are investing for growth or maximum current income
(END SIDEBAR)
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
WHAT IS THIS PORTFOLIO'S GOAL?
The MONEY MARKET PORTFOLIO seeks maximum current income consistent with liquidity and stability of principal. The Portfolio intends to maintain a stable value of $1.00 per share.
--------------------------------------------------------------------------------
PRIMARY INVESTMENT STRATEGIES
HOW DOES THIS PORTFOLIO PURSUE ITS OBJECTIVE?

This Portfolio invests exclusively in U.S. dollar-denominated money market securities maturing in 13 months or less from the date of purchase, including those issued by U.S. financial institutions, corporate issuers, the U.S. Government and its agencies, instrumentalities and municipalities. At least 95% of the Portfolio's assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the Portfolio's assets must be invested in securities rated in the two highest rating categories. The Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less.

--------------------------------------------------------------------------------
PRINCIPAL RISKS
WHAT ARE THE MAIN RISKS OF INVESTING IN THIS PORTFOLIO?

As with any money market fund, the yield paid by the Portfolio will vary with changes in interest rates. Also, there is a possibility that the Portfolio's share value could fall below $1.00, which could reduce the value of your investment.


AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. The Portfolio could experience a high level of current income volatility because the level of its current income directly reflects short-term interest rates.


Before you invest, please carefully read the sections on "Principal Risk Factors Associated with the Portfolios' Investments" and "Other Securities and Investment Strategies."

RISK/RETURN SUMMARY -- MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------
The following bar chart provides an illustration of the performance of the Money Market Portfolio during each of the last ten years. The bar chart indicates the degree of variability that the Portfolio experienced in its performance from year to year. This reflects the degree of risk of an investment in the Portfolio. Please remember that past performance is no indicator or guarantee of the results that the Money Market Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart.

The table compares the average annual total returns of the Money Market Portfolio to those of the 90-day T-Bill Index over the periods shown. The 90-day T-Bill Index is a widely recognized index of three-month Treasury bills. The 90-day T-Bill Index figures do not reflect any fees or expenses, and you cannot invest directly in the Index.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURNS
LAST TEN YEARS*
89                       7.62%
90                       6.64%
91                       4.34%
92                       1.91%
93                       1.27%
94                       2.17%
95                       3.95%
96                       3.48%
97                       3.70%
98                       3.42%


--------------------------------------------
BEST QUARTER:         2Q 1989        2.00%
--------------------------------------------
WORST QUARTER:        2Q 1993        0.30%
--------------------------------------------



 *The year-to-date return as of September 30, 1999 was 2.36%%.



    AVERAGE ANNUAL TOTAL RETURN         ONE YEAR       FIVE YEARS       TEN YEARS
        (for periods ending             ---------      -----------      ----------
        December 31, 1998)
      MONEY MARKET PORTFOLIO                3.42%            3.34%           3.83%
                                           -----            -----           -----
        90-DAY T-BILL INDEX                 5.01%            5.16%           5.29%
                                           -----            -----           -----



The performance data was calculated after deducting all fees and charges actually incurred by the Money Market Portfolio. During certain periods shown, the Adviser reimbursed the Portfolio for operating expenses in excess of 1.50% of average daily net assets, which lowered expenses for the Portfolio.

                              BLUE CHIP PORTFOLIO
--------------------------------------------------
(SIDEBAR)
INVESTOR PROFILE
WHO SHOULD CONSIDER INVESTING IN THIS PORTFOLIO?
You may want to invest more of your assets in this Portfolio if you:
-  are looking for a stock fund that has both growth and income components
-  are looking for a more conservative alternative to a growth-oriented fund
-  need a core investment
-  seek above-average long-term total return
-  are investing for a higher return over a long time horizon
                                       or

- are retired or nearing retirement, if your investment in this Portfolio is held as part of a diversified investment portfolio

You may want to invest less of your assets in this Portfolio if you:
-  are investing with a shorter time horizon in mind
                                       or
-  require a high degree of stability of your principal
(END SIDEBAR)
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
WHAT IS THIS PORTFOLIO'S GOAL?


The Portfolio seeks long-term growth of capital and income.

--------------------------------------------------------------------------------
PRIMARY INVESTMENT STRATEGIES
HOW DOES THIS PORTFOLIO PURSUE ITS OBJECTIVE?


The Portfolio pursues its objective by investing primarily (i.e., at least 65% of total assets) in equity securities of well-capitalized, established companies. The Portfolio focuses on common stocks of approximately 50 large, well-known companies that the Adviser believes to collectively comprise a representative cross-section of major industries. Companies of this type are commonly referred to as "blue chip". Blue chip companies are generally identified by their substantial capitalization, established history of earnings and superior management structure. The Adviser selects particular issuers on the basis of whether they, taken together, reasonably represent a cross-section of major industries, and not on the basis of any analysis of their economic or financial strength or the relative value of the securities. Within the limits of its investment restrictions (found in the SAI), the Portfolio may, from time to time, hold more than 5% of its assets in the stocks of one or more companies.

--------------------------------------------------------------------------------
PRINCIPAL RISKS

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS PORTFOLIO?



As with any mutual fund that invests in equity securities, this Portfolio is subject to MARKET RISK, the risk that the value of your investment will fluctuate in response to stock market movements. The equity securities in which the Portfolio primarily invests are considered " GROWTH STOCKS." Because of their perceived return potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience greater share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potential and broader economic activity. To the extent that the Portfolio invests in larger, more established companies, the Portfolio may underperform in markets that do not favor growth stock funds. Like all mutual fund investments, loss of money upon redemption is a risk of investing in this Portfolio.



The Portfolio may also be subject to NON-DIVERSIFICATION RISK, the risk that a concentration of the Portfolio's investment in a limited number of companies will expose the Portfolio, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those companies.



These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this prospectus and in the SAI. Before you invest, please carefully read the sections on "Principal Risk Factors Associated with the Portfolios' Investments" and "Other Securities and Investment Strategies".

RISK/RETURN SUMMARY -- BLUE CHIP PORTFOLIO

--------------------------------------------------------------------------------

The following bar chart provides an illustration of the performance of the Blue Chip Portfolio during each of the last ten years. The bar chart indicates the degree of variability that the Portfolio experienced in its performance from year to year. This reflects the degree of risk of an investment in the Portfolio. Please remember that past performance is no indicator or guarantee of the results that the Blue Chip Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart.


The table compares the average annual total returns of the Blue Chip Portfolio to those of the S&P 500 Index over the periods shown. The S&P 500 Index is a widely recognized, unmanaged market capitalization-weighted index of 500 widely held common stocks. The S&P 500 Index figures do not reflect any fees or expenses, and you cannot invest directly in the Index.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURNS
LAST TEN YEARS*
89                      29.22%
90                      -3.56%
91                      23.68%
92                       6.92%
93                      11.97%
94                       0.96%
95                      32.41%
96                      20.30%
97                      25.03%
98                      16.33%


--------------------------------------------
BEST QUARTER:         4Q 1998       17.40%
--------------------------------------------
WORST QUARTER:        3Q 1998      (14.35)%
--------------------------------------------



 *The year-to-date return as of September 30, 1999 was 8.86%.



    AVERAGE ANNUAL TOTAL RETURN         ONE YEAR       FIVE YEARS       TEN YEARS
        (for periods ending             ---------      -----------      ----------
        December 31, 1998)

        BLUE CHIP PORTFOLIO                16.33%           18.50%          15.73%
                                           -----            -----           -----

           S&P 500 INDEX                   28.59%           24.13%          18.77%
                                           -----            -----           -----


The performance data was calculated after deducting all fees and charges actually incurred by the Blue Chip Portfolio.

--------------------------------------------------------------------------------

                                                               FEES AND EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

  Maximum Sales Charge (Load) Imposed on Purchases                                         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of redemption proceeds)(1)                                           5.00%
  Maximum Sales Charge (Load) Imposed on Reinvested Dividends                              None
  Redemption Fee                                                                           None
  Exchange Fee                                                                            $5.00



(1) The deferred sales charge decreases over time so that, the longer you hold Fund shares, the less the deferred sales charge. The sales charges in each year are as follows: year 1, 5.00%; year 2, 4.00%; year 3, 4.00%; year 4, 3.00%; year 5, 2.00%; year 6, 1.00%; and year 7 and thereafter, 0.00%.



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO

ASSETS)
                                                                       DISTRIBUTION             TOTAL ANNUAL
                                                         MANAGEMENT    ("12b-1")      OTHER     FUND OPERATING
                       PORTFOLIO                            FEES          FEES       EXPENSES     EXPENSES*
--------------------------------------------------------------------------------------------------------------
Value Growth                                                   0.50%         0.50%      0.74%            1.74%
High Grade Bond                                                0.40%         0.50%      0.77%            1.67%
High Yield Bond                                                0.55%         0.50%      0.90%            1.95%
Managed                                                        0.60%         0.50%      0.85%            1.95%
Money Market                                                   0.25%         0.50%      1.16%            1.91%
Blue Chip                                                      0.25%         0.50%      0.77%            1.52%



* The Fund's Investment Advisory and Management Services Agreement (the "Agreement") provides that if the expenses of any Portfolio (including advisory fees payable under the Agreement, but exclusive of brokerage fees, distribution ("12b-1") fees, interest, taxes and extraordinary expenses) exceed 1.50% of the average daily net assets of the Portfolio for a fiscal year, the Adviser will pay any such expenses in excess of 1.50%. However, the Adviser is not obligated to reimburse a Portfolio in an amount exceeding its compensation for such period from the Portfolio under the Agreement. This reimbursement is a contractual obligation of the Adviser and will remain in effect for so long as the Agreement continues. During the Fund's most recent fiscal year, the Adviser did not reimburse any of the Portfolio's expenses pursuant to such contractual reimbursement.

EXAMPLE

This example is intended to help you compare the cost of investing the Portfolios with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of these periods.


This example also assumes that your investment has a 5% return each year and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


PORTFOLIO                                                    1 YEAR       3 YEARS      5 YEARS     10 YEARS
---------------------------------------------------------   ---------    ---------    ---------    ---------
Value Growth                                                $     677    $     948    $   1,144    $   2,052
High Grade Bond                                             $     670    $     926    $   1,107    $   1,976
High Yield Bond                                             $     698    $   1,012    $   1,252    $   2,275
Managed                                                     $     698    $   1,012    $   1,252    $   2,275
Money Market                                                $     694    $   1,000    $   1,232    $   2,233
Blue Chip                                                   $     655    $     880    $   1,029    $   1,813

Assuming no redemption, your costs would be:

PORTFOLIO                                                    1 YEAR       3 YEARS      5 YEARS     10 YEARS
---------------------------------------------------------   ---------    ---------    ---------    ---------
Value Growth                                                $     177    $     548    $     944    $   2,052
High Grade Bond                                             $     170    $     526    $     907    $   1,976
High Yield Bond                                             $     198    $     612    $   1,052    $   2,275
Managed                                                     $     198    $     612    $   1,052    $   2,275
Money Market                                                $     194    $     600    $   1,032    $   2,233
Blue Chip                                                   $     155    $     480    $     829    $   1,813

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, PORTFOLIO STRATEGIES, AND OVERALL RISKS

--------------------------------------------------------------------------------


    This section, which supplements the overview of each Portfolio presented earlier in this prospectus, discusses each Portfolio's investment objective(s), strategy, and overall risks. Each Portfolio's investment objective(s) cannot be changed without approval of a majority of the outstanding shares of that Portfolio.


--------------------------------------------------------------------------------


VALUE GROWTH PORTFOLIO



    The Value Growth Portfolio seeks long-term capital appreciation.



    The Adviser follows a value approach in investing the Portfolio's assets. The Adviser attempts to determine the fundamental value of a company by evaluating key financial ratios, analyzing the company's balance sheet, and applying dividend discounting models. Based on this analysis, the Adviser focuses the Portfolio's investments on the equity securities of companies the Adviser believes have a potential to earn a high return on capital and/or are undervalued by the market.



    The Value Growth Portfolio is subject to moderate levels of stock market risk and financial risk. Stock market risk is the risk that the value of the Portfolio's equity investments will fluctuate in response to stock market movements. Financial risk is the risk that an equity issuer's earning prospects and overall financial position will deteriorate, causing a decline in the security's value.


--------------------------------------------------------------------------------


HIGH GRADE BOND PORTFOLIO



    The High Grade Bond Portfolio seeks to generate as high a level of current income as is consistent with investment in a diversified portfolio of high grade income-bearing debt securities.



    To keep current income relatively stable and to limit share price volatility, the Adviser invests at least 65% of the Portfolio's total assets in high grade fixed income securities and typically maintains an average portfolio duration of two to seven years. The Portfolio may invest up to 20% of its total assets in unrated debt securities or debt securities rated lower than the three highest grades of S&P or Moody's, or in convertible debt securities, convertible preferred stocks, or non-convertible preferred stocks rated within the three highest grades of S&P or Moody's. The Portfolio will not directly purchase common stocks. However, it may retain up to 10% of the value of its assets in common stocks acquired either by conversion of debt securities or by the exercise of warrants attached to debt securities.



    The High Grade Bond Portfolio is subject to moderate levels of interest rate risk and relatively low levels of credit risk and current income volatility. Interest rate risk is the risk that the value of the Portfolio's investments will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. Credit risk is the risk that the issuers of the income-bearing securities in which the Portfolio is invested will not be able to meet their interest or principal payment obligations when due. Current income volatility refers to the degree and rapidity with which changes in overall market interest rates diminish the level of current income from a portfolio of income-bearing securities.


--------------------------------------------------------------------------------


HIGH YIELD BOND PORTFOLIO



    The High Yield Bond Portfolio seeks as high a level of current income as is consistent with investment in a diversified portfolio of lower-rated, higher-yielding income bearing securities. The Portfolio also seeks capital appreciation, but only when consistent with its primary goal.



    Under normal circumstances, more than 80% of the Portfolio's assets will be invested in fixed-income securities, including convertible and non-convertible debt securities and preferred stock, and at least 65% of its assets will be invested in debt securities. The remaining assets may be held in cash or investment-grade commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements. The Portfolio does not intend to invest in common stocks or other equity securities, but may acquire or hold such securities when acquired in unit offerings with fixed-income securities or in connection with an actual or proposed conversion or exchange of fixed-income securities.

    The premise of the High Yield Bond Portfolio is that over long periods of time, a broadly diversified portfolio of lower-rated, higher-yielding debt securities should, net of capital losses, provide a higher net return than a similarly diversified portfolio of higher-rated, lower-yielding debt securities. The Adviser attempts to minimize the risks of lower-rated debt securities by:

       - constructing a portfolio of such securities diversified by industry, geography, maturity, duration and credit quality;

       - performing credit analysis independent of rating agencies and attempting to acquire securities of issuers whose financial position is more sound than ratings would indicate; and
       - acquiring or disposing of particular securities to take advantage of anticipated changes and trends in the economy and financial markets.

    The Adviser's judgment of the risk of any particular security is a function of its experience with lower-rated debt securities, its evaluation of general economic and securities market conditions, and the financial position of a security's issuer. Under certain market conditions, the Adviser may sacrifice yield in order to adopt a defensive posture designed to preserve capital. A defensive posture could include, among other strategies, acquiring discount securities.


    The High Yield Bond Portfolio is subject to relatively high levels of credit risk, relatively moderate levels of interest rate risk, and relatively low levels of current income volatility. Credit risk is the risk that the issuers of the income-bearing securities in which the Portfolio is invested will not be able to meet their interest or principal payment obligations when due. Interest rate risk is the risk that the value of the Portfolio's investments will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. Current income volatility refers to the degree and rapidity with which changes in overall market interest rates diminish the level of current income from a portfolio of income-bearing securities.


--------------------------------------------------------------------------------


MANAGED PORTFOLIO



    The Managed Portfolio seeks the highest level of total return through income and capital appreciation.



    The Adviser uses a fully managed approach in selecting investments for the Portfolio. The Adviser may allocate the Portfolio's investments in any manner among the equity, debt (i.e., income-bearing), and money market sectors. Therefore, at any given time, the Portfolio may be substantially invested in equity securities, income-bearing securities, or money market instruments. The Adviser generally selects the Portfolio's equity investments using the same approach as for the Value Growth Portfolio, except that the Managed Portfolio may also invest in the equity securities of companies that display more traditional growth characteristics. The Adviser selects the Portfolio's income-bearing securities and money market instruments using the same approach as for the High Grade Bond Portfolio and the Money Market Portfolio, respectively.



    Because the Portfolio may invest in equity securities, income-bearing securities, and money market instruments, the Portfolio may be subject to the risks associated with any or all of these types of investments. The Managed Portfolio is subject to moderate levels of stock market risk, financial risk, interest rate risk, and credit risk, and relatively low levels of current income volatility. However, current income volatility could be higher if the Portfolio is heavily invested in short-term money market instruments. Stock market risk is the risk that the value of the Portfolio's equity investments will fluctuate in response to stock market movements. Financial risk is the risk that an equity issuer's earning prospects and overall financial position will deteriorate, causing a decline in the security's value. Interest rate risk is the risk that the value of the Portfolio's income-bearing investments will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. Credit risk is the risk that the issuers of the income-bearing securities in which the Portfolio is invested will not be able to meet their interest or principal payment obligations when due. Current income volatility refers to the degree and rapidity with which changes in overall market interest rates diminish the level of current income from a portfolio of income-bearing securities.


--------------------------------------------------------------------------------


MONEY MARKET PORTFOLIO



    The Money Market Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio intends to maintain a stable value of $1.00 per share.



    The Portfolio invests exclusively in U.S. dollar-denominated money market securities maturing in 13 months or less from the date of purchase, including those issued by the U.S. Government and its agencies, instrumentalities, and municipalities. The Adviser will invest at least 95% of the Portfolio's assets in money market instruments rated in the highest short-term category (or the unrated equivalent), and 100% of the Portfolio's assets in securities rated in the two highest short-term categories. The Adviser maintains a dollar-weighted average maturity for the Portfolio 90 days or less.



    Because it invests in high quality, short-term instruments, the Money Market Portfolio is subject to little interest rate or credit risk. However, the Portfolio could experience a high level of current income volatility because the level of its current income directly reflects short-term interest rates. Current income volatility refers to the degree and rapidity with which changes in overall market interest rates diminish the level of current income from a portfolio of income-bearing securities.


--------------------------------------------------------------------------------


BLUE CHIP PORTFOLIO



    The Blue Chip Portfolio seeks long-term growth of capital and income.



    The Adviser focuses the Portfolio's investments on the common stocks of approximately 50 large, well-known companies, commonly referred to as "blue chip" companies. Such companies are generally identified by their substantial capitalization, established history of earnings, and superior management structure. The Adviser selects the companies in which the Portfolio invests based upon whether, taken together, such companies reasonably represent a cross section of major industries.



    The Blue Chip Portfolio is subject to moderate levels of stock market risk and financial risk. Stock market risk is the risk that the value of the Portfolio's equity investments will fluctuate in response to stock market movements. Financial risk is the risk that an equity issuer's earning prospects and overall financial position will deteriorate, causing a decline in the security's value. The Blue Chip Portfolio is also subject to non-diversification risk, the risk that a concentration of the Portfolio's investment in a limited number of companies will expose the Portfolio, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those companies.

--------------------------------------------------------------------------------


PRINCIPAL RISK FACTORS ASSOCIATED WITH THE PORTFOLIOS' INVESTMENTS

--------------------------------------------------------------------------------

GENERAL DISCUSSION OF RISKS


    EQUITY SECURITIES. For the Portfolios that invest in equity securities, such securities include common stock, preferred stock, and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock, and warrants or rights to acquire common stock. To the extent that a Portfolio invests in equity securities, it is subject to market risk. In general, stock values fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that a Portfolio holds may decline over short or extended periods. The risk of such a decline is known as market risk. The U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Therefore, the value of an investment in those Portfolios that hold equity securities may increase or decrease. Equity securities are also subject to financial risk, which is the risk that the issuer's earnings prospects and overall financial position will deteriorate, causing a decline in the security's value.



    INCOME-BEARING SECURITIES. To the extent that a Portfolio invests in income-bearing securities, it is subject to the risk of income volatility, market risk (interest rate risk), financial risk (credit risk) and, as to some Portfolio holdings, prepayment/extension risk. Income volatility refers to the degree and rapidity with which changes in overall market interest rates diminish the level of current income from a portfolio of income-bearing securities. In general, market risk is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline. Financial risk relates to the ability of an issuer of a debt security to pay principal and interest on such security on a timely basis and is the risk that the issuer could default on its obligations and a Portfolio will lose its investment. The credit risks of an income-bearing security may vary based on its priority for repayment. In addition, some subordinated securities such as trust preferred and capital securities notes, permit the issuer to defer payments under certain circumstances. Prepayment risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment can be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment can be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.



    YEAR 2000. The "Year 2000" problem exists because many data processing systems were designed using only two digits to signify the year (for example, "99" for 1999). On January 1, 2000, if these data processing systems are not corrected, they may incorrectly interpret "00" as the year 1900 rather than the year 2000, leading to computer shutdowns and errors. There can be no assurance that Year 2000 issues will not affect the issuers of the securities in which the Fund invests or worldwide markets and economies.


--------------------------------------------------------------------------------


RISK/RETURN CURVE



    The risk/return curve below demonstrates that, for diversified portfolios of securities of various types, as short-term risk increases, the potential for long-term gains also increases. "Short-term risk" refers to the likely volatility of a portfolio's total return and its potential for gain or loss over a relatively short time period. "Long-term potential gains" means the expected average annual total return over a relatively long time period, such as 20 years.

    [CHART]

    THIS CURVE DOES NOT INDICATE FUTURE VOLATILITY OR PERFORMANCE. It merely demonstrates the relationship between the ongoing short-term risk and the long-term potential for gain of each Portfolio relative to the other Portfolios and other types of investments.

    Each Portfolio has its own investment objective, investment policies, restrictions and attendant risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. NO ONE CAN ASSURE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE(S), AND YOU SHOULD NOT CONSIDER ANY ONE PORTFOLIO ALONE TO BE A COMPLETE INVESTMENT PROGRAM. AS WITH ALL MUTUAL FUNDS, THERE IS A RISK THAT YOU COULD LOSE MONEY BY INVESTING IN A PORTFOLIO. The investment objective(s) of each Portfolio and those investment restrictions of a Portfolio that are designated as fundamental cannot be changed without approval of a majority of the outstanding shares of that Portfolio as defined in the SAI. However, each Portfolio's investment policies and the strategies by which it pursues its objective(s), and those investment restrictions not specifically designated as fundamental, are nonfundamental and may be changed by the Fund's Board of Directors without shareholder approval.


    Notwithstanding its investment objective(s), each Portfolio may, for temporary defensive purposes, invest all (15% for the Blue Chip Portfolio) of its assets in cash and/or money market instruments of the type in which the Money Market Portfolio invests. As a result of taking such a temporary defensive position, a Portfolio may not achieve its investment objective(s).

--------------------------------------------------------------------------------


OTHER SECURITIES AND INVESTMENT STRATEGIES

--------------------------------------------------------------------------------


The following table summarizes the other securities and investment strategies that certain of the Portfolios may employ. This table is supplemented by the narrative discussion that follows in this prospectus and by the information included in the SAI under the heading "Investment Objectives, Policies and Techniques."

SECURITY OR PRACTICE             DESCRIPTION                               RELATED RISKS
American Depository Receipts     ADRs are receipts typically issued by a   Market, currency, information,
(ADRs)                           U.S. financial institution which          natural event and political
                                 evidence ownership of underlying          risks (I.E., the risks of
                                 securities of foreign corporate issuers.  foreign securities).
                                 Generally, ADRs are in registered form
                                 and are designed for trading in U.S.
                                 markets.
Asset-Backed Securities          Securities that represent a               Credit, extension, prepayment
                                 participation in, or are secured by and   and interest rate risks.
                                 payable from a stream of payments
                                 generated by particular assets.
Capital Securities               Securities issued by trusts or other      Credit, liquidity and interest
                                 special purpose entities created to       rate risks.
                                 invest in junior subordinated debt
                                 securities. Junior subordinated debt
                                 ranks before equity securities, but
                                 after more senior debt in the event of
                                 the issuer's liquidation, and usually
                                 pays a fixed rate of interest.
Foreign Securities               Securities of companies organized         Market, currency information,
                                 outside of the United States that are     natural event, and political
                                 traded on U.S. exchanges and payable or   risks.
                                 denominated in U.S. dollars.
Illiquid Securities              Any investment that may be difficult or   Liquidity, valuation and market
                                 impossible to sell at the time the        risks.
                                 Portfolio would like to sell it for the
                                 price at which the Portfolio values it.
Mortgage-Backed Securities       Securities backed by pools of mortgages,  Credit, extension, prepayment
                                 including pass-through certificates,      and interest rate risks.
                                 PACs, TACs, collateralized mortgage
                                 obligations (CMOs), and, when available,
                                 pools of mortgage loans generated by
                                 credit unions.
Non-Investment Grade Securities  Investing in debt securities rated below  Credit, market, interest rate,
                                 BBB/ Baa by S&P/Moody's (I.E., "junk"     liquidity, valuation and
                                 bonds).                                   information risks.
Repurchase Agreements            The purchase of a security that the       Credit risk.
                                 issuer agrees to buy back later at the
                                 same price plus interest.

SECURITY OR PRACTICE             DESCRIPTION                              RELATED RISKS
Restricted Securities            Securities originally issued in a        Liquidity, valuation and market
                                 private placement rather than a public   risks.
                                 offering. These securities often cannot
                                 be freely traded on the open market.
Securities Lending               The lending of securities to financial   Delay in, or failure to return,
                                 institutions, which provide cash or      lent securities, opportunity
                                 government securities as collateral.     risk.
Shares of Other Investment       The purchase of shares issued by other   Market risk and the layering of
Companies                        investment companies. These investments  fees and expenses.
                                 are subject to the fees and expenses of
                                 both the Portfolio and the other
                                 investment company.
Smaller Capitalization           The purchase of securities issued by a   Market risk.
Companies                        company with a market capitalization
                                 (I.E., the price per share of its
                                 common stock multiplied by the number
                                 of shares of common stock outstanding)
                                 of less than $1 billion at the time of
                                 the Fund's investment. The securities
                                 of smaller capitalization companies are
                                 traded on the New York Stock Exchange,
                                 the American Stock Exchange and in the
                                 over-the-counter market.
When-Issued and Delayed          The purchase or sale of securities for   Market, opportunity and
Delivery Securities              delivery at a future date; market value  leverage risks.
                                 may change before delivery.
Writing Covered Call Option      A call option is the right to purchase   Market, correlation, liquidity
Contracts on Securities          a security for an agreed-upon price at   and opportunity risks.
                                 any time prior to an expiration date.
                                 By writing (selling) a call option, a
                                 Portfolio gives this right to a buyer
                                 for a fee. A "covered" call option
                                 contract is one where the Portfolio
                                 owns the security subject to the option
                                 for as long as the option remains
                                 outstanding.

--------------------------------------------------------------------------------


REPURCHASE AGREEMENTS



    Each Portfolio may enter into repurchase agreements as a means of earning income for periods as short as overnight. A repurchase agreement is an agreement under which the Portfolio purchases a security and the seller agrees, at the time of sale, to repurchase the security at a specified time and price, thereby determining the yield during the Portfolio's holding period. Repurchase agreements are subject to credit risk. That is, if a seller of a repurchase agreement were to default, the Portfolio might experience losses, including delays and expenses in enforcing its rights. To minimize this risk, the Adviser (under the review of the Board of Directors) will review the creditworthiness of the seller and must find such creditworthiness satisfactory before a Portfolio may enter into a repurchase agreement.


--------------------------------------------------------------------------------


FOREIGN SECURITIES



    The Value Growth Portfolio and Managed Portfolio each may invest up to 25% of their net assets in equity and debt securities of foreign issuers, and the High Grade Bond Portfolio and High Yield Bond Portfolio each may invest up to 25% of their net assets in debt securities of foreign issuers, to the extent the purchase of such foreign securities is otherwise consistent with the Portfolio's investment objectives. Investments are made only in securities of foreign issuers (i.e., companies organized outside the United States) that are traded on U.S. exchanges and payable or denominated in U.S. dollars.



    Investments in securities of foreign issuers (including ADRs) may offer potential benefits not available from investments solely in securities of domestic issuers. Investing in securities of foreign issuers involves significant risks that are not typically associated with investing in domestic securities. The risks of foreign securities investments (including
    ADRs) include market, currency, information, natural event, and political risks. Market risk is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. Currency risk is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment. Information risk is the risk that key information about a security or market is inaccurate or unavailable. Natural event risk is the risk of losses attributable to natural disasters, crop failures, and similar events. Political risk is the risk of losses directly attributable to government actions or political events of any sort.


--------------------------------------------------------------------------------


NON-INVESTMENT GRADE SECURITIES



    The High Yield Bond Portfolio invests a substantial portion of its assets in income bearing securities offering high current income. Additionally, the High Grade Bond Portfolio may invest a portion of its assets in such securities. Such high yielding income bearing securities often do not meet the high grade or investment grade quality level. Securities falling short of investment grade are commonly known as "junk bonds." These lower-rated securities are, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with their terms and generally entail more credit risk (i.e., the risk that the issuer of the security will default or otherwise not honor a financial obligation) than higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. Such securities are also subject to market risk, which is the risk that their market value may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated securities may depress prices and diminish liquidity for such securities. Factors adversely affecting the market value of lower-rated securities adversely affects a Portfolio's net asset value. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its income bearing securities. Although some risk is inherent in all securities, holders of income bearing debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in such securities generally entails less financial risk than an investment in equity securities of the same issuer.



    Lower-rated securities may be issued by corporations in the early stages of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high-yielding lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated income bearing securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower-rated securities are also subject to interest rate risk, which is the risk of declines in market value of an income bearing investment due to changes in prevailing interest rates. With fixed-income securities such as these, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values. Lower rated securities are also subject to information risk, which is the risk that key information about a security or market is inaccurate or unavailable.


    Lower-rated income bearing securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio would likely have to replace such called security with a lower-yielding security, thus decreasing the net investment income to the Portfolio. The premature disposition of a lower-rated high-yielding security because of a call or buy-back feature, the deterioration of the issuer's creditworthiness or a default may also make it more difficult for a Portfolio to time its receipt of income, which may have tax implications.

    A Portfolio may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in all lower-rated securities, there is no established retail secondary market for many of these securities, and the Adviser anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not so liquid as that for investment grade securities. The lack of a liquid secondary market may have an adverse impact on market value of such securities and a Portfolio's ability to dispose of them when necessary to meet the Portfolio's liquidity needs, or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Adviser to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

    It is likely that a major economic recession could severely affect the market for and the values of lower-rated securities, as well as the ability of the issuers of such securities to repay principal and pay interest on them.


    A Portfolio may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. As such, lower rated securities may be subject to liquidity risk, which is the risk that certain securities or other investments may be difficult or impossible to sell at the time a Portfolio would like to sell them or at the price the Portfolio values them. Similarly, lower rated securities may be subject to valuation risk, which is the risk that the market value of such securities will fall substantially below a Portfolio's valuation of the investment. The SAI contains more information about the risks of restricted securities. A Portfolio may acquire lower-rated securities during an initial offering. Such securities involve special risks because they are new issues.



    Additional information regarding the rating categories for income bearing debt securities appears in the appendices of the SAI.


--------------------------------------------------------------------------------

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

    Any of the Portfolios may purchase newly issued securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the Portfolio to lock in an attractive purchase price or yield on a security the Portfolio intends to purchase or an attractive sale price on a security the Portfolio intends to sell. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by a Portfolio and, for delayed delivery purchases, no interest accrues to the Portfolio. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Portfolio reserves the right to sell such securities before the settlement date if this is deemed advisable.

    At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will segregate the security on the Fund's accounting records, record the transaction and reflect the amount due and the market value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will segregate the security on the Fund's accounting records, record the transaction and include the proceeds to be received in determining its net asset value. Accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are not reflected in the net asset value so long as the commitment remains in effect.


    When issued and delayed delivery transactions may subject the Portfolios to market, opportunity and leverage risks. Market risk is the risk that the market value of a security may move up or down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the transaction. Opportunity risk is the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments. Leverage risk is the risk that a Portfolio's gain or loss on a when-issued or delayed-delivery transaction may be greater than the actual market gain or loss in the underlying security.


--------------------------------------------------------------------------------


MORTGAGE-BACKED SECURITIES



    The High Grade Bond, High Yield Bond, and Managed Portfolios each may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower total return. The value of these securities may also change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. Some mortgage-backed securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury, while others, such as Freddie Mac certificates, are not.



    The High Grade Bond, High Yield Bond, and Managed Portfolios each may also purchase or sell collateralized mortgage obligations ("CMOs"), which are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Depending on the type of CMOs in which the Portfolio invests, the Portfolio's investment may be subject to a greater or lesser risk of prepayment (see below) than other types of mortgage-related securities.



    Such securities are subject to credit, extension, prepayment, and interest rate risks. Credit risk is the risk that the issuer of a security will default or otherwise not honor a financial obligation. Extension risk is the risk that a rise in prevailing interest rates will extend the life of an outstanding mortgage- or other asset-backed security by reducing the expected number of payments, typically reducing the security's value. Prepayment risk is the risk that a decline in prevailing interest rates will shorten the life of an outstanding mortgage- or other asset-backed security by increasing the expected number of prepayments, thereby reducing the security's return. Interest rate risk is the risk of declines in market value of an income-bearing investment due to changes in prevailing interest rates. With income-bearing securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.


--------------------------------------------------------------------------------


ASSET-BACKED SECURITIES



    The High Grade Bond, High Yield Bond, and Managed Portfolios each may invest in various asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another such as motor vehicle receivables, credit card receivables, conditional sales contracts, equipment lease certificates and equipment trust certificates. The Adviser expects that other types of asset-backed securities will be offered to investors in the future.



    Such securities are subject to credit, extension, prepayment, and interest rate risks. Credit risk is the risk that the issuer of a security will default or otherwise not honor a financial obligation. Extension risk is the risk that a rise in prevailing interest rates will extend the life of an outstanding mortgage- or other asset-backed security by reducing the expected number of payments, typically reducing the security's value. Prepayment risk is the risk that a decline in prevailing interest rates will shorten the life of an outstanding mortgage- or other asset-backed security by increasing the expected number of prepayments, thereby reducing the security's return. Interest rate risk is the risk of declines in market value of an income-bearing investment due to changes in prevailing interest rates. With income-bearing securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.


--------------------------------------------------------------------------------

COVERED CALL OPTIONS

    Each Portfolio (other than the Money Market Portfolio) may write (sell) covered call options on Portfolio securities representing up to 100% of its net assets in an attempt to enhance investment performance or to reduce the risks associated with investments. A call option gives the purchaser the right to buy, and the writer the obligation to sell, an underlying security at a particular exercise price during the option period. A Portfolio will write call options only on a covered basis, which means that the Portfolio will own the underlying security subject to the call option at all times during the option period. Options written by a Portfolio will normally have expiration dates between three and nine months from the date written. Such options and the securities underlying the options will both be listed on national securities exchanges, except that certain transactions in debt securities and related options need not be so listed.


    The advantage to a Portfolio of writing covered call options is that the Portfolio receives a premium that constitutes additional income, which serves both to enhance investment performance and to offset in whole or in part any decline in value of the underlying security. However, the disadvantage is that during the option period the Portfolio would give up the potential for capital appreciation above the exercise price if the underlying security were to rise in value; and that, unless a closing purchase transaction is effected, the Portfolio will be required to continue to hold the underlying security for the entire option period, and would bear the risk of loss if the price of the security were to decline. In addition, such transactions may subject the Portfolios to market, correlation, liquidity, and opportunity risks. Market risk is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. Correlation risk is the risk that changes in the value of a hedging instrument or hedging technique, such as covered call options, will not match those of the asset being hedged. Liquidity risk is the risk that certain securities or other investments may be difficult or impossible to sell at the time a Portfolio would like to sell them or at the price the Portfolio values them. Opportunity risk is the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.


--------------------------------------------------------------------------------


SECURITIES LENDING



    Each Portfolio may from time to time lend securities (but not in excess of 20% of its net assets) from its portfolio to brokers, dealers, and financial institutions, provided that certain conditions are met. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. In addition, if the Portfolio is not able to get the securities it lends back from the borrower on a timely basis, the Portfolio may be exposed to a loss of investment opportunities (i.e., opportunity risk).

--------------------------------------------------------------------------------


SHORT-TERM TRADING



    Each Portfolio may sell securities on a short-term basis to take advantage of market opportunities, to meet anticipated redemption requests, or for other similar purposes.



    It is the Money Market Portfolio's intention, generally, to hold securities to maturity. Nevertheless, the Portfolio may sell portfolio securities prior to maturity to realize gains or losses to shorten the Portfolio's average maturity and may reduce or withhold dividends if it deems such actions appropriate to maintain a stable net asset value. In addition, the Portfolio may attempt, from time to time to increase its yield by trading to take advantage of variations in the markets for short-term money market instruments.


--------------------------------------------------------------------------------


                                                               HOW TO BUY SHARES

--------------------------------------------------------------------------------


    Shares of the Fund's Portfolios are offered and sold on a continuous basis. The offering price per share will be set at the net asset value ("NAV") next determined after a purchase order and payment is received in proper form as described below. The Fund is open for business on each day the NYSE is open for trading (except the Friday before and the Monday after Christmas Day (in
    1999) and the Monday after New Year's Day and the Friday after Thanksgiving Day (in 2000)). The Fund reserves the right to reject any purchase order and to change the minimum purchase requirements at any time.


    INITIAL PURCHASE

    The minimum initial purchase for each Portfolio account is $250 (which is waived for retirement accounts), except as subject to Automatic Investment Plan limitations and accounts opened under bona fide payroll deduction plans. There is no initial sales charge. An Application is included in the back of this Prospectus.

    Complete the Application and mail it with your check payable to the appropriate Portfolio of the Fund to: EquiTrust Series Fund, Inc., 5400 University Avenue, West Des Moines, Iowa 50266-5997.

    SUBSEQUENT PURCHASES

    Send the Fund a check (no minimum) payable to the appropriate Portfolio of the Fund accompanied by a letter indicating the dollar value of the shares to be purchased and identifying the Portfolio, the account number and registered owner(s).

    PURCHASES BY WIRE (MONEY MARKET PORTFOLIO ONLY)

    Purchases may be made in the Money Market Portfolio by wire transfer. If you are making an initial purchase, call the toll free number (800) 247-4170 (in Iowa, call toll free (800) 422-3175, or in the Des Moines metropolitan area, call 225-5586) to obtain a Money Market Portfolio account number and provide the Fund with your name, address and social security or tax identification number. Then, simply instruct your bank to "wire transfer" funds to:
    DEUTSCHE BANK, ABA #021001033, DDA ACCOUNT #00220695 MONEY MARKET PORTFOLIO OF EQUITRUST SERIES FUND, INC., FOR FURTHER CREDIT TO YOUR ACCOUNT REGISTRATION AND ACCOUNT NUMBER. Finally, if you are making an initial purchase, complete an Application and mail it to the Fund at the address listed under "Initial Purchase" above.

--------------------------------------------------------------------------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------


    Upon receipt of an executed redemption request in proper form, as described below, the Fund will redeem shares in your Portfolio account at the next determined NAV. Requests received in proper form prior to the close of trading on the a NYSE (generally 3 p.m. Central time) will be effected that business day. Requests received after that time will be effected the next business day. Proceeds payable upon redemption will be reduced by the amount of any applicable contingent deferred sales charge. The Fund intends to pay redemption proceeds within one business day after receipt of an executed redemption request in proper form. However, if you sell shares which were recently purchased with a check, the Fund may delay sending you the redemption proceeds until this check has cleared, which may take up to 15 days.


    You can request redemptions of either a number or dollar value of shares of a specified Portfolio account by writing to the Fund, 5400 University Avenue, West Des Moines, Iowa 50266-5997. Any certificates for shares to be redeemed must be included, duly endorsed. The letter (and certificates, if any) must be signed exactly as the account is registered and must be accompanied by such other documentation of authority as the Fund deems necessary in the case of estates, trusts, guardianships, corporations, unincorporated associations and pension and profit sharing plans. On a jointly owned account, all owners must sign. FOR REDEMPTIONS GREATER
    THAN $5,000, OR FOR REDEMPTIONS IN ANY AMOUNT BEING DIRECTED TO A DESTINATION OTHER THAN THE ADDRESS OF RECORD, SIGNATURES OF ACCOUNT OWNERS MUST BE GUARANTEED. THE FOLLOWING INSTITUTIONS MAY PROVIDE SIGNATURE
    GUARANTEES: PARTICIPATING COMMERCIAL BANKS, TRUST COMPANIES, MEMBERS OF A NATIONAL SECURITIES EXCHANGE, SAVINGS AND LOAN ASSOCIATIONS OR CREDIT UNIONS, OR A REGISTERED REPRESENTATIVE OF EQUITRUST MARKETING SERVICES, LLC OR EQUITRUST INVESTMENT MANAGEMENT SERVICES, INC. SIGNATURES MAY NOT BE GUARANTEED BY A NOTARY PUBLIC.

    EXPEDITED REDEMPTION PROCEDURES

    You may redeem shares of any Portfolio account by telephone. The proceeds of shares redeemed (less any contingent deferred sales charge) will be sent by Federal wire transfer to a single designated account maintained by you at a domestic commercial bank that is a member of the Federal Reserve System or by check to your address of record. To effect a redemption, you should call the Fund at the appropriate number shown on the cover of the Prospectus between the hours of 8:00 a.m. and 4:30 p.m. (Central Time) on any day when the Fund is open for business. Requests received by the Fund prior to the earlier of the close of the NYSE or 3:00 p.m. (Central Time) will result in shares being redeemed that day at the next determined NAV, and the proceeds will normally be sent to the designated bank account or your address of record the following business day. The minimum amount that may be wired is $1,000, and the minimum that may be sent by check is the lesser of $100 or the account balance. The Fund reserves the right to change these minimums or to terminate the wire redemption privilege.

    All applications for telephone redemption service must have signatures guaranteed. The following institutions may provide signature guarantees: participating commercial banks, trust companies, members of a national securities exchange, savings and loan associations or credit unions, or a registered representative of EquiTrust Marketing Services, LLC or EquiTrust Investment Management Services, Inc. Applications must include such other documentation of authority as the Fund deems necessary in the case of estates, trusts, guardianships, corporations, unincorporated associations and pension and profit sharing plans. If you wish to use this method of redemption, you must complete the appropriate Application and file it with the Fund. Once the form is on file, the Fund will honor redemption requests by any person by telephone (using the toll free numbers listed on the cover page), telegraph or other method without a signature guarantee from you or any other person. The Fund is not responsible for the efficiency of the federal wire system or your bank. To change the name of the single designated bank account to receive wire redemption proceeds, you must send a written request with signatures guaranteed to the Fund. The Fund does not currently charge for wiring funds, although the shareholder will be responsible for any wire fees charged by the receiving bank. THIS PRIVILEGE WILL BE INACTIVE FOR TEN BUSINESS DAYS FOLLOWING A CHANGE OF ADDRESS. This procedure is not available for retirement accounts or shares for which certificates have been issued.

    You may not use expedited redemption procedures until the shares being redeemed have been on the Fund's books for at least four business days. There is no such delay in redeeming shares that were purchased by wiring federal funds.


    The Adviser employs procedures designed to confirm that instructions communicated by telephone are genuine, including requiring certain identifying information prior to acting upon instructions, recording all telephone instructions and sending written confirmations of instructions. To the extent such procedures are reasonably designed and employed to prevent unauthorized or fraudulent instructions, neither the Adviser nor the Fund would be liable for any losses from unauthorized or fraudulent instructions.


    CONTINGENT DEFERRED SALES CHARGE


    A contingent deferred sales charge may be imposed upon redemption of Fund shares. No such charge will be assessed upon redemption on any share appreciation or reinvested dividends. The charge is imposed upon redemptions of shares based on the lower of their purchase or redemption value in accordance with the following schedule:


                                               CONTINGENT
                                             DEFERRED SALES
    YEAR OF REDEMPTION AFTER PURCHASE            CHARGE

First                                                  5%
Second                                                 4%
Third                                                  4%
Fourth                                                 3%
Fifth                                                  2%
Sixth                                                  1%
Seventh and following                                  0%

    The following example illustrates the operation of the contingent deferred sales charge. Assume that you purchase $10,000 of a Portfolio's shares and that 30 months later the value of the account has grown through investment performance and reinvestment of dividends to $14,000. You then may redeem up to $4,000 ($14,000 minus $10,000) without incurring a contingent deferred sales charge. If you redeem $5,000, a contingent deferred sales charge would be imposed on $1,000 of the redemption. The charge would be imposed at the rate of 4% ($40) because the redemption occurred in the third year after the purchase. In determining whether a contingent deferred sales charge is payable, it is assumed that the redemption is made from the earliest purchase of shares.


    The contingent deferred sales charge will be waived in the event of the death of the shareholder (including a registered joint owner) with respect to redemptions in connection with distributions from 401(m), 401(k) or 457(k) accounts sponsored by FBL Financial Group, Inc. or its affiliated companies, or with respect to withdrawals under the Fund's periodic withdrawal plan. EquiTrust Investment Management Services, Inc., the Fund's Distributor, receives all contingent deferred sales charge directly.


    INVOLUNTARY REDEMPTIONS

    Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem a Portfolio account that falls below $250 as a result of redemptions. Before the Fund effects such an involuntary redemption, you will be notified in writing and will be allowed 60 days to make additional purchases to bring the account up to the Portfolio's $250 minimum investment requirement. Any such involuntary redemption will not be subject to a contingent deferred sales charge.

    REDEMPTIONS IN KIND

    If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by the distribution in kind of securities held by the applicable Portfolio in lieu of cash. Investors may incur brokerage charges on the sale of securities so received in payment of redemption. A redemption paid in kind is treated as a sale for federal income tax purposes even though the shareholder may have received no cash.

--------------------------------------------------------------------------------

OTHER SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    The Fund offers a number of shareholder services designed to facilitate the purchase and redemption of shares of its Portfolios. Full details of these services and copies of the various plans described below can be obtained from the Fund.

--------------------------------------------------------------------------------

    PERIODIC WITHDRAWAL PLAN

       If you own in a single account $5,000 or more of a Portfolio's shares, you may establish a Periodic Withdrawal Plan to provide for regular monthly, quarterly or annual payments of a fixed dollar amount or fixed percent of the account balance (with a minimum $100 annual payment and a maximum annual withdrawable amount of 10% of your declining account balance under the plan) to be sent to you or a designated payee. (Account balance and withdrawal limitations may be waived if the plan is established using life expectancy factors to calculate a required minimum distribution.) Shares of a Portfolio held in your account having an NAV of the amount of the requested payment will be redeemed on or around the fifth business day before the end of the applicable month and a check will be mailed to you within seven days thereafter. Depending upon the size of the payments requested and fluctuations in the NAV of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. EquiTrust will waive the contingent deferred sales charge on redemptions made pursuant to a periodic withdrawal program. The Fund reserves the right to amend the periodic withdrawal program on 30 days' notice. The program may be terminated at any time by you or the Fund.

--------------------------------------------------------------------------------

    AUTOMATIC INVESTMENT PLAN

       You may elect to participate in the Fund's Automatic Investment Plan. This plan enables you to automatically purchase shares of the Fund on a monthly basis. A minimum initial investment of $50 per Portfolio account is required to establish an automatic investment plan. Minimum monthly investments of $25 per Portfolio account are necessary to maintain the plan. The Fund will debit your financial institution account and subsequently purchase shares of the Fund having an NAV of the amount of the requested deposit on or around the 16th day of the month. If you are interested in this plan, you must complete an automatic investment form available from the Fund. If you elect to participate in the Automatic Investment Plan, and all shares of an account with that option are exchanged for shares of another portfolio account, the Automatic Investment Plan will continue under the account with which the shares were exchanged, until such time as the Fund is notified in writing to discontinue the Plan.

--------------------------------------------------------------------------------

    EXCHANGE PRIVILEGE


       You may exchange all or some shares of a Portfolio for shares of any other Portfolio in the Fund on the basis of each Portfolio's relative NAV per share next determined following receipt of an exchange request in proper form, provided your accounts have like registrations and the Portfolio's shares are eligible for sale in your state of residence. There is no minimum amount required to exercise the exchange privilege between Portfolios, except that shareholders wishing to open an account in a new Portfolio must meet the minimum purchase requirements described under "How to Buy Shares." If the exchange involves the establishment of a new account, an application for that account must be completed and mailed to the Fund. Shares may be exchanged without any contingent deferred sales charge but will be subject to a $5.00 exchange fee. This exchange fee applies even after the contingent deferred sales charge reaches 0% (i.e., after you held Fund shares for seven years or more). Amounts exchanged retain their original cost and purchase date for purposes of the contingent deferred sales charge. If shares of the Portfolio account being exchanged were acquired at different times, the shares of the Portfolio account acquired in the exchange will be deemed to possess the same holding period (or exempt status) for contingent deferred sales charge purposes as the shares being exchanged. Exercise of the exchange privilege is treated as a sale for federal income tax purposes and, depending on the circumstances, you may realize a capital gain or loss. You are automatically provided the exchange privilege upon establishment of an account with the Fund. If you are not interested in the Exchange Privilege you must check the appropriate box on the Application.

       The exchange privilege may be provided after an account has been established by completing an exchange form (obtainable from the Fund). Once the privilege has been afforded you, exchanges may be authorized by telephone by ANY PERSON, not just you (by calling one of the numbers shown on the front cover, from 8:00 a.m. to 4:30 p.m. (Central Time) on any day that the Fund is open for business) or by letter (by writing the Fund at 5400 University Avenue, West Des Moines, Iowa 50266-5997). Telephone exchange requests received prior to the close of the NYSE (usually 3:00 p.m., Central Time) will be effected at that day's relative NAV.

       Shares of EquiTrust Money Market Fund, Inc. may be exchanged for shares of any Portfolio of the Fund without imposition of an exchange fee. The exchange privilege may be modified or terminated by the Fund at any time. An exchange application must be on file with EquiTrust Money Market Fund, Inc.

--------------------------------------------------------------------------------

    FACSIMILE REQUESTS

        Facsimile requests (faxes) will be accepted for redemption of shares and for changes to shareholder account information. Faxes must contain the appropriate signature(s), signature guarantee(s) and necessary accompanying documents. The transmission should also include account number(s) and a return fax number and telephone number. The Application for Shares, Automatic Investment Form (ACH Agreement), Application for Expedited Redemption, and any change or redemption that requires the submission of a certified document must be delivered in original form. Fax requests will be accepted at 515-226-6209.

--------------------------------------------------------------------------------

    RETIREMENT PLANS

        Eligible shareholders of the Fund may participate in a variety of qualified retirement plans which are available from the Distributor. Some of the plans currently offered are: Individual Retirement Accounts
        (IRAs), Roth IRAs, Simplified Employee Pension Plans (SEPs), Savings Incentive Match Plans for Employees (SIMPLEs), Tax-Sheltered 403(b) Plans, Qualified Pension and Profit Sharing Plans (Keogh Plans) and Public Employer Deferred Compensation Plans. The initial investment to establish any such plan, and subsequent investments, may be in any amount (subject to Automatic Investment Plan limitations). Investors Fiduciary Trust Company ("IFTC") of Kansas City, Missouri, serves as custodian and provides the required services for IRAs, Roth IRAs, SEPs, SIMPLEs and Qualified Pension and Profit Sharing Plans. A custodial fee, currently $10.00, will be collected annually by liquidating shares, or fractions thereof, from each participant's account(s). Information with respect to these plans is available upon request from the Fund.

        Trustees of qualified retirement plans and 403(b)(7) custodial accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution which is transferred directly to another qualified retirement plan, 403(b)(7)
        account or IRA. You should consult your tax adviser regarding this 20% withholding requirement.

--------------------------------------------------------------------------------

    EDUCATION PLAN

        Eligible shareholders of the Fund may participate in Education IRAs, which are available from the Distributor. The initial investment to establish this plan, and subsequent investments, may be in any amount (subject to Automatic Investment Plan limitations). IFTC serves as custodian and provides the required services for Education IRAs. A custodial fee, currently $10.00, will be collected annually by liquidating shares, or fractions thereof, from each participant's account(s). Information with respect to this plan is available upon request from the Fund.

--------------------------------------------------------------------------------

                                                            PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------


  EquiTrust Investment Management Services, Inc., (the "Adviser"), 5400 University Avenue, West Des Moines, Iowa 50266, serves as the Fund's investment adviser and manager pursuant to an Investment Advisory and Management Services Agreement. This relationship has existed since the Fund commenced operations in 1971.


    The Adviser is an indirect subsidiary of FBL Financial Group, Inc., an Iowa corporation. The following individuals are officers and/or directors of the Adviser and are officers and/or directors of the Fund: Stephen M. Morain, Thomas R. Gibson, William J. Oddy, Timothy J. Hoffman, Dennis M. Marker, James W. Noyce, Lou Ann Sandburg, Sue A. Cornick, Kristi Rojohn and Elaine
    A. Followwill. The Adviser also acts as the investment adviser to individuals, institutions and two other investment companies: EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund. Personnel of the Adviser also manage investments for the portfolios of insurance companies.

    The Adviser handles the investment and reinvestment of the Fund's assets, and is responsible for the overall management of the Fund's business affairs, subject to the review of the Board of Directors.


    Roger F. Grefe and Robert J. Rummelhart serve as managers for various portfolios of the Fund. Mr. Grefe joined EquiTrust in 1986 and has managed the Value Growth and Managed Portfolios since their inception in 1987.
    Mr. Grefe is a graduate of Coe College in Cedar Rapids, Iowa and is a Chartered Financial Analyst and Registered Principal of the Adviser.



    Mr. Rummelhart has managed both the High Grade Bond and High Yield Bond Portfolios since their inception in 1987. He received his BA and MBA degrees from the University of Iowa and is a Chartered Financial Analyst and Registered Representative of the Adviser.


    The Adviser provides investment supervision to the Blue Chip Portfolio through the use of a team approach. As cash accumulates for investment, trading personnel are notified to execute the necessary transactions in order to maintain the relative weights of the equity securities in this Portfolio.

    As compensation for the advisory and management services provided by the Adviser, the Fund has agreed to pay the Adviser an annual management fee, accrued daily and payable monthly, based on the average daily net assets of each Portfolio as follows: .50% of the average daily net assets of the Value Growth Portfolio, .40% of the average daily net assets of the High Grade Bond Portfolio, .55% of the average daily net assets of the High Yield Bond Portfolio, .60% of the average daily net assets of the Managed Portfolio, .25% of the average daily net assets of the Money Market Portfolio and Blue Chip Portfolio, respectively.

    The Adviser, at its expense, furnishes the Fund with office space and facilities, equipment, advisory, research and statistical facilities, and clerical services and personnel to administer the business affairs of the Fund. The Fund pays its other expenses which include, but are not limited to, the following: net asset value calculations; portfolio transaction costs; interest on Fund obligations; miscellaneous reports; membership dues; reports and notices to shareholders; all expenses of registration of its shares under federal and state securities laws; investor services (including allocable telephone and personnel expenses); all taxes and fees payable to federal, state or other governmental authorities; fees of Directors who are not affiliated with the Adviser; and the fees and expenses of independent public auditors, legal counsel, custodian, and transfer and dividend disbursing agents.


    The Adviser has contractually agreed to reimburse any Portfolio to the extent that the annual operating expenses (including the investment advisory fee but excluding brokerage, interest, taxes and extraordinary expenses) of that Portfolio exceed 1.50% of the average daily net assets of that Portfolio for any fiscal year of the Portfolio. However, the amount reimbursed shall not exceed the amount of the advisory fee paid by the Portfolio for such period. This reimbursement obligation will remain in effect for as long as the Investment Advisory and Management Services Agreement continues.


--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

YEAR 2000

    Many data processing systems were designed using only two digits to signify the year (for example, "99" for "1999"). On January 1, 2000, if these data processing systems are not corrected, they may incorrectly interpret "00" as the year 1900 rather than the year 2000, leading to computer shutdowns and errors (commonly known as "year 2000 problems"). To the extent that these systems conduct forward-looking calculations, such problems may occur prior to January 1, 2000. In providing investment advisory services to the Portfolios and other services to the Fund, the Adviser utilizes data processing systems that may be affected by year 2000 problems. The Adviser and the Fund also rely on service providers, including banks, custodians and transfer agents that also may be affected. Like other mutual funds and financial and business organizations, the Adviser and other service providers could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct the Fund's normal business operations if data processing systems that they use experience year 2000 problems. The Adviser has developed, and is in the process of implementing, a year 2000 transition plan with respect to systems that it operates, and is confirming that the Fund's other service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on the Adviser and the Fund. As of the date of this prospectus, the Adviser does not anticipate that shareholders will experience negative effects on investments in the Portfolios, or on the services provided to them on behalf of the Fund, as a result of year 2000 problems. However, there can be no assurance that the Adviser will be successful, or that interaction with other service providers will not impair the Adviser's and the Fund's services on or before January 1, 2000.

--------------------------------------------------------------------------------

DISTRIBUTOR

    The Adviser also serves as the distributor and principal underwriter of the Fund's shares ("Distributor"). The Fund pays the Distributor for distribution services pursuant to a Distribution Plan and Agreement under Rule 12b-1. Under the Agreement, the Fund pays the Distributor a fee, payable monthly, at the annual rate of .50% of average daily net assets of the Traditional Shares of the Fund. Because the fee is continually paid out of the Portfolios' assets, over time it will increase the cost of your investment and could potentially cost you more than paying other types of sales charges.

    Pursuant to the Agreement, the Distributor may appoint various broker-dealer firms to assist in providing distribution services for the Fund. The Distributor compensates firms for sales of portfolio shares at a commission rate of up to 4.5%. The Distributor may from time to time pay addtional commissions, fees or other incentives to firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms who sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. The Distributor receives any contingent deferred sales charges. See "How to Redeem Shares." Firms to which service fees and commissions may be paid include affiliated broker-dealers.

    The Distributor provides information and administrative services for Fund shareholders of Traditional Shares pursuant to an Administrative Services Agreement ("Administrative Agreement"). For such services, the Fund pays the Distributor a fee, payable monthly, at an annual rate of .25% of average daily net assets of the Traditional Shares of the Fund. The Distributor may enter into related agreements with various financial services firms, such as broker-dealer firms or banks ("firms"), to provide services and facilities for their clients who are shareholders of the Fund. The services and assistance that may be provided by the Distributor or such firms may include, but are not limited to, assisting in the establishment and maintenance of shareholder accounts and records, furnishing information as to the status of shareholder accounts, processing shareholder service requests, forwarding purchase and redemption requests, responding to telephone inquiries, assisting shareholders with tax information and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. The Distributor pays each firm a service fee, payable monthly, at the annual rate of .15 of 1% on assets attributable to the firm that have been maintained and serviced in Fund accounts.

--------------------------------------------------------------------------------

NET ASSET VALUE


    The net asset value ("NAV") per share of each Portfolio is determined as of the earlier of 3:00 p.m. (Central Time) or the close of the New York Stock Exchange (the "NYSE"), on each day that (i) the NYSE is open for business (except the Friday before and the Monday after

    Christmas (in 1999), the Monday after New Year's Day and the Friday after Thanksgiving Day (in 2000) and any day on which the Fund offices are closed because of a weather-related or comparable type of emergency); and (ii) an order for purchase or redemption of shares of the Portfolio is received. The NAV per share of each Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities, by the total number of outstanding shares of such Portfolio.


    The Fund reserves the right to calculate or estimate the NAV of a Portfolio more frequently than once daily if it is deemed desirable. If the Fund offices should be closed because of a weather-related or comparable type of emergency and the Fund is unable to segregate orders and redemption requests received on that day, the Fund will price those orders and redemptions at the NAV next determined for each Portfolio.

    MONEY MARKET PORTFOLIO. The Money Market Portfolio's securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. For a further discussion of the manner in which such values are determined, see the SAI under the heading "Net Asset Value."


    OTHER PORTFOLIOS. Portfolio securities that are traded on a national exchange are valued at the closing price as of the close of business on the day the securities are being valued. However, if no trades occur on a given day, such securities are valued using the mean between the exchange bid and exchange asked prices. If the mean is not available, exchange traded securities are valued using the prior day's closing price. Securities, other than money market instruments, traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a national exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Values of securities and assets for which market quotations are not readily available are determined in good faith by, or under the direction of, the Board of Directors.


    Money market instruments are valued at market value, except that debt instruments maturing in 60 days or less are valued using the amortized cost method of valuation described above with respect to the Money Market Portfolio.

--------------------------------------------------------------------------------


INVESTOR EDUCATION AND PROTECTION



    Under the Public Disclosure Program, NASD Regulation ("NASDR") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic, or telephonic inquiries. NASDR's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure Program is available from NASDR.

--------------------------------------------------------------------------------

                                                         DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DISTRIBUTIONS

        VALUE GROWTH AND BLUE CHIP PORTFOLIO DISTRIBUTIONS: Each Portfolio normally follows the practice of distributing substantially all net investment income and substantially all net short-term and long-term capital gains, if any, after the close of the Fund's fiscal year.

        HIGH GRADE BOND AND HIGH YIELD BOND PORTFOLIO DISTRIBUTIONS: Each Portfolio normally follows the practice of distributing substantially all net investment income and net short-term gains monthly, and distributing substantially all net long-term capital gains after the close of the Fund's fiscal year.

        MANAGED PORTFOLIO DISTRIBUTIONS: The Portfolio normally follows the practice of distributing substantially all net investment income quarterly, and distributing substantially all net short-term and long-term capital gains after the close of the Fund's fiscal year.

        MONEY MARKET PORTFOLIO DISTRIBUTIONS: On each day that the NAV per share of the Money Market Portfolio is determined, the Money Market Portfolio's net investment income will be declared, as of the close of the NYSE, as a dividend to shareholders of record prior to the declaration. Distributions will be distributed monthly. If you withdraw your entire account, all dividends accrued to the time of withdrawal will be paid at that time.

        Dividends and capital gains distributions are automatically reinvested in shares of the Portfolio unless you indicate in writing to receive them in cash; however, no cash payment will be made for dividends in an amount under $10. Any such dividend amount under $10 will be reinvested in shares of that same Portfolio.

        If you elect to receive dividends and/or capital gains distributions in cash, from an account that remains open, and the postal or other delivery service is unable to deliver those monies to your address of record, or the check remains uncashed for over one year, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares, and the outstanding check will be voided and reinvested in your account. If you have elected to receive dividends and/or capital gains distributions in cash, from an account that is subsequently closed, and the postal or other delivery service is unable to deliver checks to your address of record, such check will remain outstanding until it is turned over to the appropriate state agency for escheat purposes. No interest will accrue on accounts represented by uncashed distribution or redemption checks.

        HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV. Distributions are paid to shareholders as of the record date of a distribution from a Portfolio, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Portfolio's daily NAV. The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. You should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

        "BUYING A DIVIDEND." If you purchase shares of a Portfolio just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." Unless your account is set up as a tax-deferred account, dividends paid to you will be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

    TAXES

        TAXATION OF THE PORTFOLIOS. Because the Fund is a regulated investment company, the Fund's Portfolios generally pay no federal income tax on the income and gains that they distribute to you.

        TAXATION OF SHAREHOLDERS. To avoid taxation, the Internal Revenue Code requires each Portfolio to distribute net income and any net capital gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

        Except for those shareholders exempt from federal income taxes, dividends and capital gain distributions will be taxable to shareholders, whether paid in cash or reinvested in additional shares of the Portfolio. You will be notified annually as to the federal income tax status of dividends and capital gains distributions. Such dividends and distributions may also be subject to state and local taxes.

        Long-term capital gain distributions are taxable as long-term capital gain regardless of how long you have held shares of the Portfolio. Long-term capital gain distributions (relating to assets held by the Portfolio for more than 12 months) made to individual shareholders are currently taxed at the maximum rate of 20%. Dividends representing net investment income and net realized short-term capital gains are taxed as ordinary income at rates up to a maximum marginal rate of 39.6% for individuals. Any dividends and distributions declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated for federal income tax purposes as paid on December 31 of the calendar year in which they are declared.

        DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a 401(k) Plan or IRA, are generally tax deferred. This means that you are not required to report Portfolio distributions on your income tax return, but, rather, when your plan makes payments to you. Special rules apply to payments from Roth and Education IRAs.

        BACKUP WITHHOLDING. When you open an account, Internal Revenue Service ("IRS") regulations require that you provide your taxpayer identification number ("TIN"), certify that it is correct, and certify that you are not subject to backup withholding under IRS rules. If you fail to provide a correct TIN or the proper tax certifications, each Portfolio is required to withhold 31% of all the distributions (including dividends and capital distributions) and redemption proceeds paid to you. Each Portfolio is also required to begin backup withholding on your account if the IRS instructs it to do so. Amounts withheld are applied to your federal income tax liability and you may obtain a refund from the IRS if withholding results in overpayment of taxes.

       You are advised to consult your own tax adviser as to the tax consequences of owning shares of each Portfolio with respect to your circumstances.

       For more information about the tax status of the Portfolios, see "Taxes" in the SAI.

--------------------------------------------------------------------------------

                                                               CLASSES OF SHARES
--------------------------------------------------------------------------------

     Currently, the Fund offers two classes of shares -- Traditional Shares and Institutional Shares -- which have different expenses that will affect performance. Institutional Shares are available for purchase exclusively by the following investors: (a) retirement plans of FBL Financial Group, Inc. and its affiliates; (b) the following investment advisory clients of the
     Adviser: (1) affiliated and unaffiliated benefit plans such as qualified retirement plans, and (2) affiliated and unaffiliated banks and insurance companies purchasing for their own accounts; (c) employees and directors of FBL Financial Group, its affiliates, and affiliated state Farm Bureau Federations; (d) directors and trustees of the EquiTrust Mutual Funds; and
     (e) such other types of accounts as the Adviser of the Fund deems appropriate.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the past five years through July 31st of each fiscal year shown. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Portfolios (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

                                                              YEAR ENDED JULY 31,
                     ------------------------------------------------------------------------------------------------------
                                     VALUE GROWTH PORTFOLIO                            HIGH GRADE BOND PORTFOLIO
                     ------------------------------------------------------  ----------------------------------------------
                       1999       1998        1997       1996       1995      1999      1998      1997      1996     1995
                     ---------  ---------   ---------   --------   --------  --------  --------  --------  -------  -------
Net asset value at
 beginning of
 period............. $  11.07   $  15.63    $  14.68    $ 13.04    $ 13.07   $ 10.57   $ 10.50   $ 10.16   $10.26   $10.13
  Income from
    Investment
    Operations:
    Net investment
      income........     0.09       0.13        0.18       0.27       0.43      0.56      0.60      0.60     0.64     0.63
    Net realized and
      unrealized
      gain (loss) on
      investments...    (0.97)     (2.26)       2.89       2.10       0.65     (0.44)     0.07      0.34    (0.10)    0.16
                     --------   --------    --------    -------    -------   -------   -------   -------   ------   ------
  Total from
    investment
    operations......    (0.88)     (2.13)       3.07       2.37       1.08      0.12      0.67      0.94     0.54     0.79
                     --------   --------    --------    -------    -------   -------   -------   -------   ------   ------
  Less
    Distributions:
    Dividends from
      net investment
      income........    (0.11)     (0.17)      (0.18)     (0.46)     (0.39)    (0.56)    (0.60)    (0.60)   (0.64)   (0.63)
    Distributions
      from capital
      gains.........               (2.26)      (1.94)     (0.27)     (0.72)    (0.06)
    Distributions in
      excess of net
      realized
      gains.........    (0.51)                                                                                       (0.03)
                     --------   --------    --------    -------    -------   -------   -------   -------   ------   ------
  Total
    distributions...    (0.62)     (2.43)      (2.12)     (0.73)     (1.11)    (0.62)    (0.60)    (0.60)   (0.64)   (0.66)
                     --------   --------    --------    -------    -------   -------   -------   -------   ------   ------
Net asset value at
 end of period...... $   9.57   $  11.07    $  15.63    $ 14.68    $ 13.04   $ 10.07   $ 10.57   $ 10.50   $10.16   $10.26
                     ========   ========    ========    =======    =======   =======   =======   =======   ======   ======
Total Return:
  Total investment
    return based on
    net asset
    value (1).......    (7.46)%   (16.37)%     21.83%     18.41%      9.36%     1.07%     6.53%     9.56%    5.37%    8.23%
Ratios/Supplemental
 Data:
  Net assets at end
    of period in
    thousands....... $ 82,902   $ 92,848    $112,985    $86,534    $70,947   $13,110   $11,510   $10,250   $9,122   $8,345
  Ratio of total
    expenses to
    average net
    assets..........     1.74%      1.60%       1.65%      1.62%      1.62%     1.67%     1.71%     1.82%    1.85%    1.99%
  Ratio of net
    expenses to
    average
    net assets......     1.74%      1.60%       1.65%      1.62%      1.62%     1.66%     1.71%     1.82%    1.85%    1.99%
  Ratio of net
    investment
    income to
    average net
    assets..........     0.92%      0.87%       1.18%      1.87%      3.43%     5.33%     5.67%     5.85%    6.19%    6.29%
  Portfolio turnover
    rate............      220%       217%         77%        92%        85%       29%       38%       30%      34%      18%

Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.

                                                             YEAR ENDED JULY 31,
                      -------------------------------------------------------------------------------------------------
                                 HIGH YIELD BOND PORTFOLIO                             MANAGED PORTFOLIO
                      -----------------------------------------------   -----------------------------------------------
                       1999      1998      1997      1996      1995      1999      1998      1997      1996      1995
                      -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value at
 beginning of
 period.............  $10.48    $10.48    $ 9.99    $10.03    $10.00    $12.15    $14.05    $13.33    $11.85    $11.62
  Income from
    Investment
    Operations:
    Net investment
      income........    0.60      0.65      0.70      0.75      0.78      0.47      0.44      0.48      0.46      0.56
    Net realized and
      unrealized
      gain (loss) on
      investments...   (0.51)     0.07      0.61     (0.01)     0.13     (1.25)    (1.00)     1.91      1.54      0.47
                      ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
  Total from
    investment
    operations......    0.09      0.72      1.31      0.74      0.91     (0.78)    (0.56)     2.39      2.00      1.03
                      ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
  Less
    Distributions:
    Dividends from
      net investment
      income........   (0.60)    (0.65)    (0.70)    (0.75)    (0.78)    (0.47)    (0.44)    (0.46)    (0.45)    (0.56)
    Distributions
      from capital
      gains.........   (0.02)    (0.07)    (0.12)    (0.03)    (0.09)              (0.90)    (1.21)    (0.10)    (0.14)
    Distributions in
      excess of net
      realized
      gains.........   (0.08)                                  (0.01)    (0.51)                                  (0.10)
                      ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
  Total
    distributions...   (0.70)    (0.72)    (0.82)    (0.78)    (0.88)    (0.98)    (1.34)    (1.67)    (0.55)    (0.80)
                      ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Capital contribution
from affiliate......                                                                                    0.03(2)
                      ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value at
 end of period......  $ 9.87    $10.48    $10.48    $ 9.99    $10.03    $10.39    $12.15    $14.05    $13.33    $11.85
                      ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
Total Return:
  Total investment
    return based on
    net asset
    value (1).......    0.87%     7.10%    13.29%     7.67%     9.71%    (6.26)%   (4.54)%   17.88%    17.30%(2)   9.40%
Ratios/Supplemental
 Data:
  Net assets at end
    of period in
    thousands.......  $11,734   $10,982   $9,156    $7,349    $6,691    $38,012   $43,602   $40,994   $27,470   $21,105
  Ratio of total
    expenses to
    average
    net assets......    1.95%     1.97%     2.10%(3)   2.22%(3)   2.29%(3)   1.95%   1.83%    1.95%     1.91%     1.94%
  Ratio of net
    expenses to
    average
    net assets......    1.94%     1.97%     2.00%     2.00%     2.00%     1.95%     1.83%     1.95%     1.91%     1.94%
  Ratio of net
    investment
    income to
    average net
    assets..........    5.93%     6.17%     6.82%     7.44%     7.83%     4.30%     3.33%     3.48%     3.47%     4.86%
  Portfolio turnover
    rate............      44%       30%       45%       30%       23%       67%       66%       74%       81%       69%

Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.


(2) During the year ended July 31, 1996, EquiTrust Investment voluntarily reimbursed the Managed Portfolio for losses relating to the sale of a restricted security in the amount of $44,982. The transaction was recorded as a realized capital loss and an offsetting capital contribution from an affiliate. The total investment return includes the effect of the capital contribution of $0.03 per share. The return without the capital contribution would have been 17.13%.



(3) Without the Manager's reimbursement of a portion of certain of its expenses for the periods indicated, the High Yield Bond Portfolio would have had per share net investment income as shown:


                            PER SHARE
                         NET INVESTMENT      AMOUNT
               YEAR          INCOME        REIMBURSED
             ---------  -----------------  -----------
                  1997      $    0.69       $   8,681
                  1996           0.73          15,361
                  1995           0.75          18,810

                                                               YEAR ENDED JULY 31,
                     --------------------------------------------------------------------------------------------------------
                                     MONEY MARKET PORTFOLIO                                BLUE CHIP PORTFOLIO
                     ------------------------------------------------------  ------------------------------------------------
                      1999      1998      1997        1996        1995        1999      1998      1997      1996      1995
                     --------  --------  ----------  ----------  ----------  --------  --------  --------  --------  --------
Net asset value at
 beginning of
 period............. $  1.00   $  1.00   $  1.00     $  1.00     $  1.00     $ 41.27   $ 37.20   $ 26.26   $ 22.85   $ 18.75
  Income from
    Investment
    Operations:
    Net investment
      income........    0.03      0.04      0.03        0.04        0.04        0.13      0.18      0.16      0.17      0.19
    Net realized and
      unrealized
      gain (loss) on
      investments...                                                            5.82      4.08     11.22      3.43      4.05
                     -------   -------   -------     -------     -------     -------   -------   -------   -------   -------
  Total from
    investment
    operations......    0.03      0.04      0.03        0.04        0.04        5.95      4.26     11.38      3.60      4.24
                     -------   -------   -------     -------     -------     -------   -------   -------   -------   -------
  Less
    Distributions:
    Dividends from
      net investment
      income........   (0.03)    (0.04)    (0.03)      (0.04)      (0.04)      (0.16)    (0.16)    (0.14)    (0.19)    (0.14)
    Distributions
      from capital
      gains.........                                                           (0.05)    (0.03)    (0.30)
    Distributions in
      excess of net
      realized
      gains.........                                                           (0.12)
                     -------   -------   -------     -------     -------     -------   -------   -------   -------   -------
  Total
    distributions...   (0.03)    (0.04)    (0.03)      (0.04)      (0.04)      (0.33)    (0.19)    (0.44)    (0.19)    (0.14)
                     -------   -------   -------     -------     -------     -------   -------   -------   -------   -------
Net asset value at
 end of period...... $  1.00   $  1.00   $  1.00     $  1.00     $  1.00     $ 46.89   $ 41.27   $ 37.20   $ 26.26   $ 22.85
                     =======   =======   =======     =======     =======     =======   =======   =======   =======   =======
Total Return:
  Total investment
    return based on
    net asset
    value (1).......    3.19%     3.65%     3.51%       3.64%       3.60%      14.51%    11.49%    43.77%    15.83%    22.77%
Ratios/Supplemental
 Data:
  Net assets at end
    of period in
    thousands....... $ 3,467   $ 2,574   $ 2,466     $ 2,552     $ 2,439     $$55,045  $43,418   $29,863   $14,641   $ 9,657
  Ratio of total
    expenses to
    average net
    assets..........    1.91%     1.95%     2.28%(2)    2.43%(2)    2.20%(2)    1.52%     1.55%     1.74%     1.79%     1.78%
  Ratio of net
    expenses to
    average net
    assets..........    1.89%     1.95%     2.00%       2.00%       2.00%       1.52%     1.55%     1.74%     1.79%     1.78%
  Ratio of net
    investment
    income to
    average net
    assets..........    3.13%     3.57%     3.46%       3.58%       3.51%       0.30%     0.49%     0.49%     0.66%     0.92%
  Portfolio turnover
    rate............       0%        0%        0%          0%          0%          7%        3%        0%        3%        1%

Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Contingent deferred sales charge is not reflected in the calculation of total investment return.


(2) Without the Manager's reimbursement of a portion of certain of its expenses for the periods indicated, the Money Market Portfolio would have had per share net investment income as shown:


                            PER SHARE
                         NET INVESTMENT      AMOUNT
               YEAR          INCOME        REIMBURSED
             ---------  -----------------  -----------
                  1997      $    0.03       $   8,681
                  1996           0.03          10,718
                  1995           0.03           4,948

--------------------------------------------------------------------------------

                                                          ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    SHAREHOLDER INQUIRIES

    You may make inquiries either by contacting your registered representative or by writing or calling the Fund at the address or telephone numbers as shown on the front cover.

    You may obtain copies of year-end account statements by calling the Fund at our toll-free number (800) 247-4170 (in Iowa, call toll-free
    (800) 422-3175, or in the Des Moines metropolitan area, call 225-5586), or by writing a letter to the Fund. The prior year statement for regular accounts, and prior two year statements for fiduciary accounts, will be provided at no charge to you; thereafter, there will be a charge of $3 per copy. The cost of the copies will be collected by redemption of shares, or fractions thereof, from your account. If your account has been closed, the applicable fees must be remitted with the request.

--------------------------------------------------------------------------------

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

    Additional information about each Portfolio's investments is available in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report to shareholders contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during the fiscal year covered by the report.

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

    The SAI, which contains additional information about the Fund, has been filed with the SEC and is incorporated herein by reference. Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. and copies of this information are available, upon paying a duplication fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.


    You may obtain a free copy of the Fund's SAI and annual and semi-annual reports and you may make further inquiries by calling the Fund at 1-800-247-4170 or by writing the Fund at 5400 University Avenue, West Des Moines, Iowa 50266.


--------------------------------------------------------------------------------

INVESTMENT ADVISER, DISTRIBUTOR,            CUSTODIAN
SHAREHOLDER SERVICE, DIVIDEND               Deutsche Bank
DISBURSING AND TRANSFER AGENT               Global Assets -- Insurance Group
EquiTrust Investment Management             16 Wall Street
Services, Inc.                              New York, New York 10005
5400 University Avenue
West Des Moines, Iowa 50266
LEGAL COUNSEL                               INDEPENDENT AUDITORS
Vedder, Price, Kaufman & Kammholz           Ernst & Young LLP
222 North LaSalle Street                    801 Grand Avenue
Suite 2600                                  Suite 3400
Chicago, Illinois 60601                     Des Moines, Iowa 50309


              Investment Company Act of 1940, File Number 811-2125

                    APPLICATION FOR SHARES -- INSTITUTIONAL

                          PLEASE COMPLETE AND MAIL TO:
                          EQUITRUST SERIES FUND, INC.
                             5400 UNIVERSITY AVENUE
                        WEST DES MOINES, IOWA 50266-5997

If you have any questions, please call toll-free at 1-800-422-3175 (in Iowa) or 1-800-247-4170 (outside Iowa).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DESIGNATE TYPE OF ACCOUNT & OWNER NAME(S)

/ / INDIVIDUAL OR JOINT ACCOUNT*
--------------------------------------------------------------
Owner's Name

------------------------------------------------------------------------------
Joint Owner's Name
*Joint tenants with Right of Survivorship, The Fund does not accept accounts registered tenants-in-common

/ / CUSTODIAL ACCOUNT
   Uniform Gift or Transfer to Minors Act
/ / EDUCATION IRA ACCOUNT

--------------------------------------------------------------
Custodian's or Responsible Individual's Name

------------------------------------------------------------------------------
Minor's Name

/ / TRUST, CORPORATION OR OTHER ENTITY ACCOUNT

------------------------------------------------------------------------------
Name of Trust, Corporation or Other Entity

------------------------------------------------------------------------------
Trustee(s') Name or Type of Entity

------------------------------------------------------------------------------
Date of Trust Agreement

PROVIDE YOUR TAX IDENTIFICATION NUMBER

------------------------------------------------------------------------------
Social Security or Tax ID Number
(Use minor's Social Security number for gifts/transfers to minors and Education
IRAs)

------------------------------------------------------------------------------
Joint Owner's or Custodian's Social Security or Tax ID Number

PROVIDE YOUR ADDRESS

------------------------------------------------------------------------------
Street or PO Box

------------------------------------------------------------------------------

------------------------------------------------------------------------------
City, State, Zip Code

PROVIDE YOUR DATE(S) OF BIRTH

--------------------------------------------------------------


PROVIDE YOUR FARM BUREAU MEMBERSHIP NUMBER (if applicable)


------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO SELECTION*

    ______ Value Growth                                         $ ______________

    ______ High Grade Bond                                      $ ______________

    ______ High Yield Bond                                      $ ______________

    ______ Managed                                              $ ______________

    ______ Money Market                                         $ ______________

    ______ Blue Chip                                            $ ______________

*If no Portfolio is designated, the Money Market Portfolio will be selected.

TO REINVEST YOUR DISTRIBUTIONS
Your dividends and capital gains will be reinvested unless you indicate otherwise. (No cash payment will be made for dividends in an amount less than $10.)

    / / Cash Dividends        / / Cash Capital Gains
-------------------------------------------------------------------

SPECIAL SHAREHOLDER PRIVILEGES
Exchange Between Funds     / / Yes    / / No

I authorize exchanges between Portfolios upon instruction from any person by telephone. If neither box is checked, the telephone exchange privilege will be provided.

/ / Please send information on the Automatic Investment Plan
/ / Please send information on the Telephone Redemption Plan
  (non-qualified accounts only)
-------------------------------------------------------------------

TAX QUALIFIED PLANS ONLY
A qualified application must be submitted in addition to this form.

    / / SIMPLE                / / IRA    / / Education IRA

    / / Tax Deferred 403(b)   / / SEP    / / Roth IRA

    / / Qualified Pension and

      Profit Sharing

DESIGNATED BENEFICIARY

(for use with tax qualified plans only)


------------------------------------------------------------------------------

Primary Beneficiary                                        Relationship


------------------------------------------------------------------------------
Social Security Number                                    Date of Birth

------------------------------------------------------------------------------

Contingent Beneficiary                                     Relationship


------------------------------------------------------------------------------
Social Security Number                                    Date of Birth

------------------------------------------------------------------------------

Contingent Beneficiary                                     Relationship


------------------------------------------------------------------------------
Social Security Number                                    Date of Birth

------------------------------------------------------------------------------
Spousal Consent of Non-Spouse Beneficiary
--------------------------------------------------------------------------------

SIGNATURES
I certify that I have received, have read and agree to the terms of the prospectus for EquiTrust Series Fund, Inc. I have the authority and legal capacity to purchase mutual fund shares, am of legal age in my state and believe each investment is suitable for me. Under penalties of perjury, I certify that the number shown on this form is a true and correct social security or tax identification number and, to the best of my knowledge, I am not subject to backup withholding.

------------------------------------------------------------------------------
Signature of Applicant

------------------------------------------------------------------------------
Signature of Joint Applicant

------------------------------------------------------------------------------
Date

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   This Application must be accompanied or preceded by a current prospectus.
                         (Please Complete Reverse Side)

737-018AI (12/99)

         Distributed by EquiTrust Investment Management Services, Inc.

                          CONFIDENTIAL CUSTOMER RECORD

___________________________________           __________________________________
           Name of Customer                                    Date

These questions are for the purpose of determining the suitability of a Fund investment for you and are asked pursuant to rules of the securities industry. Information provided will be treated confidentially.



 1. SEX: / / MALE / / FEMALE
 2. DATE OF BIRTH: _________________________________________________
 3. DEPENDENT CHILDREN: Number ____ Age of youngest ____ Age of oldest ____
 4. PRINCIPAL OCCUPATION: ______________________________________________________

 5. NAME AND ADDRESS OF EMPLOYER: ______________________________________________

                                  ______________________________________________

 6. ANNUAL INCOME: / / Less than $10,000 / / $10,000 to $25,000
   / / $25,000 to $50,000 / / $50,000 to $100,000 / / $100,000 or over
 7. MARGINAL FEDERAL INCOME TAX BRACKET: / / 15% / / 28% / / 31% / / 36%
                  / / 39.6%
 8. NET WORTH: / / Less than $25,000 / / $25,000 to $50,000 / / $50,000 to
                  $100,000 / / $100,000 or over
 9. SAVINGS: / / Less than $5,000 / / $5,000 to $10,000 / / $10,000 to $25,000
                  / / $25,000 or over
10. OTHER ASSETS:
    Amount: / / Less than $10,000 / / $10,000 to $50,000 / / $50,000 to $100,000
                      / / $100,000 or over

    Description: _______________________________________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________

11. INVESTMENT OBJECTIVE: / / Growth of income and capital  / / Current income
                          / / Long-term capital appreciation / / Liquidity and stability of principal
                          / / Other (Specify) __________________________________

12. VOLATILITY TOLERANCE: / / Low  / / Medium  / / High
13. INSURANCE ON LIFE OF CUSTOMER: / / Less than $50,000 / / $50,000 to $100,000
                               / / $100,000 to $250,000 / / $250,000 or over
14. OTHER INFORMATION YOU WISH US TO CONSIDER:
    ____________________________________________________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________
/ / I elect not to provide the information above.
     ___________________________________________________________________________
                               Signature of Customer

     ___________________________________________________________________________
                            Signature of Joint Customer

737-018AI

                     APPLICATION FOR SHARES -- TRADITIONAL

                          PLEASE COMPLETE AND MAIL TO:
                          EQUITRUST SERIES FUND, INC.
                             5400 UNIVERSITY AVENUE
                        WEST DES MOINES, IOWA 50266-5997

If you have any questions, please call toll-free at 1-800-422-3175 (in Iowa) or 1-800-247-4170 (outside Iowa).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DESIGNATE TYPE OF ACCOUNT & OWNER NAME(S)

/ / INDIVIDUAL OR JOINT ACCOUNT*
------------------------------------------------------
Owner's Name

-------------------------------------------------------------------
Joint Owner's Name
*Joint tenants with Right of Survivorship. The Fund does not accept accounts registered tenants-in-common.

/ / CUSTODIAL ACCOUNT
   Uniform Gift or Transfer to Minors Act
/ / EDUCATION IRA ACCOUNT

------------------------------------------------------
Custodian's or Responsible Individual's Name

-------------------------------------------------------------------
Minor's Name

/ / TRUST, CORPORATION OR OTHER ENTITY ACCOUNT

-------------------------------------------------------------------
Name of Trust, Corporation or Other Entity

-------------------------------------------------------------------
Trustee(s') Name or Type of Entity

-------------------------------------------------------------------
Date of Trust Agreement

PROVIDE YOUR TAX IDENTIFICATION NUMBER

-------------------------------------------------------------------
Social Security or Tax ID Number
(Use minor's Social Security number for gifts/transfers to minors and Education
IRAs)

-------------------------------------------------------------------
Joint Owner's or Custodian's Social Security or Tax ID Number

PROVIDE YOUR ADDRESS

-------------------------------------------------------------------
Street or PO Box

-------------------------------------------------------------------

-------------------------------------------------------------------
City, State, Zip Code

PROVIDE YOUR DATE(S) OF BIRTH

------------------------------------------------------


PROVIDE YOUR FARM BUREAU MEMBERSHIP NUMBER (if applicable)


-------------------------------------------------------------------
-------------------------------------------------------------------------

PORTFOLIO SELECTION*
Minimum Initial Investment $250 per Portfolio

    ______ Value Growth                                         $ ______________

    ______ High Grade Bond                                      $ ______________

    ______ High Yield Bond                                      $ ______________

    ______ Managed                                              $ ______________

    ______ Money Market                                         $ ______________

    ______ Blue Chip                                            $ ______________

*If no Portfolio is designated, the Money Market Portfolio will be selected.

TO REINVEST YOUR DISTRIBUTIONS
Your dividends and capital gains will be reinvested unless you indicate otherwise. (No cash payment will be made for dividends in an amount less than $10.)

    / / Cash Dividends        / / Cash Capital Gains
----------------------------------------------------------

SPECIAL SHAREHOLDER PRIVILEGES
Exchange Between Funds*     / / Yes    / / No

I authorize exchanges between Portfolios upon instruction from any person by telephone. If neither box is checked, the telephone exchange privilege will be provided. Shares held in certificated form may not be exchanged.

/ / Please send information on the Automatic Investment Plan
/ /Please send information on the Telephone Redemption Plan (non-qualified accounts only)

*Subject to a $5.00 exchange fee.
-------------------------------------------------------------------------

TAX QUALIFIED PLANS ONLY

A qualified application must be submitted in addition to this form.

    / /        SIMPLE                 / /        IRA  / /        Education IRA
    / /        Tax Deferred 403(b)    / /        SEP  / /        Roth IRA
    / /        Qualified Pension and
               Profit Sharing

DESIGNATED BENEFICIARY

(for use with tax qualified plans only)

-------------------------------------------------------------------

Primary Beneficiary                                        Relationship


-------------------------------------------------------------------
Social Security Number                                    Date of Birth

-------------------------------------------------------------------

Contingent Beneficiary                                     Relationship


-------------------------------------------------------------------
Social Security Number                                    Date of Birth

-------------------------------------------------------------------

Contingent Beneficiary                                     Relationship


-------------------------------------------------------------------
Social Security Number                                    Date of Birth

-------------------------------------------------------------------
Spousal Consent of Non-Spouse Beneficiary
-------------------------------------------------------------------------

SIGNATURES
I certify that I have received, have read and agree to the terms of the prospectus for EquiTrust Series Fund, Inc. I have the authority and legal capacity to purchase mutual fund shares, am of legal age in my state and believe each investment is suitable for me. Under penalties of perjury, I certify that the number shown on this form is a true and correct social security or tax identification number and, to the best of my knowledge, I am not subject to backup withholding.

-------------------------------------------------------------------
Signature of Applicant

-------------------------------------------------------------------
Signature of Joint Applicant

-------------------------------------------------------------------

Rep's Signature                                       Branch/Rep Number


-------------------------------------------------------------------
Date

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   This Application must be accompanied or preceded by a current prospectus.
                         (Please Complete Reverse Side)

737-018AT (12/99)

         Distributed by EquiTrust Investment Management Services, Inc.

                          CONFIDENTIAL CUSTOMER RECORD

___________________________________           __________________________________
        Name of Customer                                     Date

These questions are for the purpose of determining the suitability of a Fund investment for you and are asked pursuant to rules of the Securities Industry. The information provided will be treated confidentially.



 1. SEX: / / MALE / / FEMALE
 2. DATE OF BIRTH: _________________________________________________
 3. DEPENDENT CHILDREN: Number _______ Age of youngest _______ Age of oldest
_______
 4. PRINCIPAL OCCUPATION: ______________________________________________________

 5. NAME AND ADDRESS OF EMPLOYER: ______________________________________________

                                  ______________________________________________
 6. ANNUAL INCOME: / / Less than $10,000 / / $10,000 to $25,000
                / / $25,000 to $50,000 / / $50,000 to $100,000 / / $100,000 or
over
 7. NET WORTH: / / Less than $25,000 / / $25,000 to $50,000 / / $50,000 to
$100,000 / / $100,000 or over
 8. SAVINGS: / / Less than $5,000 / / $5,000 to $10,000 / / $10,000 to $25,000
/ / $25,000 or over
 9. OTHER ASSETS:
    Amount: / / Less than $10,000 / / $10,000 to $50,000 / / $50,000 to $100,000
    / / $100,000 or over

    Description: _______________________________________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________
10. INVESTMENT OBJECTIVE: / / Growth of income and capital  / / Current income
                          / / Long-term capital appreciation / / Liquidity and stability of principal
                          / / Other (Specify) __________________________________

11. VOLATILITY TOLERANCE: / / Low  / / Medium  / / High
12. INSURANCE ON LIFE OF CUSTOMER: / / Less than $50,000 / / $50,000 to $100,000
                               / / $100,000 to $250,000 / / $250,000 or over
13. OTHER INFORMATION YOU WISH US TO CONSIDER:
    ____________________________________________________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________
/ / I elect not to provide the information above.
  ______________________________________________________________________________
                             Signature of Customer

  ______________________________________________________________________________
                          Signature of Joint Customer

  ______________________________________________________________________________
                          Signature of Representative

737-018AT

                                              ----------------------------

                                                                   [LOGO]
                                                 EquiTrust Series Fund, Inc.

                                             PROSPECTUS
                                             DECEMBER 1, 1999

                                             INVESTMENT MANAGER AND
                                             PRINCIPAL UNDERWRITER

                                             EQUITRUST INVESTMENT
                                             MANAGEMENT SERVICES, INC.

                                             5400 UNIVERSITY AVENUE
                                             WEST DES MOINES, IA 50266

                                               1-800-247-4170 (OUTSIDE IOWA)
                                               1-800-422-3175 (IN IOWA)
                                               1-515-225-5586 (DES MOINES)
                                          737-018(12/99)

--------------------------------------------------------------------------------

                          EQUITRUST SERIES FUND, INC.
--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 1999

EquiTrust Series Fund, Inc. (the "Fund") is an open-end diversified management investment company which consists of six Portfolios: Value Growth Portfolio, High Grade Bond Portfolio, High Yield Bond Portfolio, Managed Portfolio, Money Market Portfolio and Blue Chip Portfolio. Each Portfolio has distinct investment objectives and policies, and each is in effect a separate fund issuing its own shares.

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated December 1, 1999. The audited financial statements of the Fund, including the notes thereto, contained in the Annual Report to Shareholders of EquiTrust Series Fund for the fiscal year ended July 31, 1999 were filed with the Securities and Exchange Commission (the "Commission") on September 22, 1999 and are incorporated by reference.

A copy of the Prospectus or Annual Report may be obtained without charge by writing or calling the Fund at the address and telephone number shown below. Terms not defined herein shall have the meanings given them in the Prospectus.

                             EquiTrust Mutual Funds
                             5400 University Avenue
                          West Des Moines, Iowa 50266
                                  800-247-4170

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES..............      1
      The Fund..............................................      1
      Investment Objectives.................................      1
      Investment Strategies and Techniques..................      2
INVESTMENT RESTRICTIONS.....................................     10
      Fundamental Policies..................................     10
      Non-Fundamental (Operating) Policies..................     12
OFFICERS AND DIRECTORS......................................     13
INVESTMENT ADVISER..........................................     18
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS............     21
UNDERWRITING AND DISTRIBUTION EXPENSES......................     22
PORTFOLIO TURNOVER..........................................     23
PURCHASES AND REDEMPTIONS...................................     23
NET ASSET VALUE.............................................     24
      Money Market Portfolio................................     24
      Other Portfolios......................................     25
TAXES.......................................................     26
DIVIDENDS AND DISTRIBUTIONS.................................     27
      Money Market Portfolio................................     27
      High Grade Bond and High Yield Bond Portfolios........     27
      Value Growth, Blue Chip and Managed Portfolios........     27
PERFORMANCE INFORMATION.....................................     27
      Performance Calculation...............................     29
ORGANIZATION OF THE FUND....................................     30
SHAREHOLDER VOTING RIGHTS...................................     31
RETIREMENT PLANS............................................     32
OTHER INFORMATION...........................................     32
      Principal Holders of Securities.......................     32
      Custodian.............................................     32
      Independent Auditors..................................     33
      Accounting Services...................................     33
      Shareholder Service Dividend Disbursing and Transfer
       Agent................................................     33
      Legal Matters.........................................     33
      Registration Statement................................     33
FINANCIAL STATEMENTS........................................     33
APPENDIX A..................................................    A-1
APPENDIX B..................................................    B-1
APPENDIX C..................................................    C-1

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES
--------------------------------------------------------------------------------

THE FUND

    EquiTrust Series Fund, Inc. (the "Fund") was established as a Maryland corporation under Articles of Incorporation dated August 14, 1970. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). It is a series-type investment company consisting of the Value Growth Portfolio, High Grade Bond Portfolio, High Yield Bond Portfolio, Managed Portfolio, Money Market Portfolio and Blue Chip Portfolio (individually, a "Portfolio"; collectively, the "Portfolios"). The Board of Directors of the Fund (the "Board of Directors") may provide for additional portfolios at any time.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

    The investment objective(s) of each Portfolio is set forth below.


Value Growth Portfolio                   Seeks long-term capital appreciation.
High Grade Bond Portfolio                Seeks to generate as high a level of current income as
                                         is consistent with investment in a diversified portfolio
                                         of high grade income bearing debt securities.
High Yield Bond Portfolio                Seeks as high a level of current income as is consistent
                                         with investment in a diversified portfolio of
                                         lower-rated, higher-yielding income bearing securities.
                                         The Portfolio also seeks capital appreciation, but only
                                         when consistent with its primary goal.
Managed Portfolio                        Seeks the highest total return through income and
                                         capital appreciation.
Money Market Portfolio                   Seeks maximum current income consistent with liquidity
                                         and stability of principal.
Blue Chip Portfolio                      Seeks growth of capital and income.

--------------------------------------------------------------------------------

INVESTMENT STRATEGIES AND TECHNIQUES


    A description of certain investment strategies and techniques applicable to some or all of the Portfolios is set forth in the Prospectus under the heading "Principal Risk Factors Associated with the Portfolios' Investments" and "Other Securities and Investment Strategies." A description of the money market instruments in which the Money Market Portfolio may invest is contained in Appendix A to this SAI. A description of the corporate bond and commercial paper ratings of Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") is contained in
    Appendix C to this SAI.


    The following is intended to augment the explanation in the Prospectus of certain investment strategies and techniques applicable to one or more of the Portfolios.


    SECURITIES OF FOREIGN ISSUERS



    The Value Growth Portfolio and Managed Portfolio each may invest up to 25% of their net assets in equity and debt securities of foreign issuers, and the High Grade Bond Portfolio and High Yield Bond Portfolio each may invest up to 25% of their net assets in debt securities of foreign issuers, to the extent the purchase of such foreign securities is otherwise consistent with the Portfolio's investment objectives. Investments are made only in securities of foreign issuers that are traded on U.S. exchanges and payable or denominated in U.S. dollars.



    Investments in securities of foreign issuers (including ADRs) may offer potential benefits not available from investments solely in securities of domestic issuers. Investing in securities of foreign issuers involves significant risks that are not typically associated with investing in domestic securities. Such investments may be affected by changes in currency rates and changes in foreign or U.S. laws, in restrictions applicable to such investments and in exchange control regulations. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a Portfolio, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.



    Although ADRs acquired by the Portfolios are traded on domestic exchanges, their values largely reflect the values of the underlying securities on foreign securities markets. The values of such underlying securities are a function of a number of factors. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

    LOANS OF PORTFOLIO SECURITIES


    Lending of portfolio securities is a common practice in the securities industry. Each Portfolio may from time to time lend securities (but not in excess of 20% of its net assets) from its portfolio to brokers, dealers and financial institutions, provided that: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, government agency securities, or cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned plus accrued interest; (ii) the Portfolio may at any time call the loan and regain the securities loaned; and (iii) EquiTrust Investment Management Services, Inc., (the "Adviser") (under the review of the Board of Directors) has reviewed the creditworthiness of the borrower and found such creditworthiness satisfactory. The collateral will be invested in short-term securities, the income from which will increase the return to the Portfolio.


    The Portfolio will retain all rights of beneficial ownership in the loaned securities, including voting rights and rights to interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights. The Portfolio may pay reasonable administrative, custodial and finders' fees to persons unaffiliated with the Fund in connection with the arranging of such loans. Unless certain requirements contained in the Internal Revenue Code of 1986, as amended (the "Code"), are satisfied, the dividends, interest and other distributions received by the Portfolio on loaned securities may not be treated for tax purposes as qualified income for the purposes of the 90% test discussed under "Taxes." Each Portfolio intends to loan portfolio securities only to the extent that such activity does not jeopardize the Portfolio's qualification as a regulated investment company under Subchapter M of the Code.


    Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to the Fund. In addition, if the Fund is not able to get securities that it lends back from the borrower on a timely basis, the Fund may be exposed to a loss of investment opportunities.


    WRITING COVERED CALL OPTIONS


    The writing of covered call options is a conservative investment technique that is generally considered to involve relatively little risk as compared to other options transactions. Each Portfolio (other than the Money Market Portfolio) may write (sell) covered call options on portfolio securities representing up to 100% of its net assets in an offering to enhance investment performance or to reduce risks associated with investments. A call option is a short-term contract, ordinarily having a duration of nine months or less, which gives the purchaser of the option, in return for a premium paid, the right to buy, and the writer of the option the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option period. An option is "covered" if the writer owns the optioned security.



    A Portfolio may write covered call options on debt securities that are traded over-the-counter. When a Portfolio writes an over-the-counter option, there is no assurance that the Portfolio will be able to enter into a closing purchase transaction. It may not always be possible for the Portfolio to negotiate a closing purchase transaction with the same dealer for the same exercise price and expiration date as the option which the Portfolio previously had written. Although the Portfolio may choose to purchase an option from a different dealer, the Portfolio would then be subject to the additional credit risk of such dealer. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or until it delivers the underlying security upon exercise. In that event, the assets represented by the underlying security will temporarily be unavailable to meet any redemption requests.


    A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return. In return for the premium income, the Portfolio will forego the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the option, the Portfolio will retain the risk of loss if the price of the security declines, and the premium is intended to offset any such loss in whole or in part. A Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer and that in such circumstances, the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. Covered call options and the securities underlying options will be listed on national securities exchanges, except that certain transactions in debt securities and related options need not be so listed.

    A Portfolio may write options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Commission changes its position, the Portfolios will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

    Transactions by a Portfolio in options on securities is subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Portfolio may write may be affected by options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.


    The writing of options is a highly specialized activity which involves investment techniques different from those associated with ordinary portfolio securities transactions. The successful use of covered call options depends on the Adviser's ability to forecast market movements correctly. As discussed above, the effective use of covered call options also depends on the Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so.


    WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS


    From time to time, in the ordinary course of business, any of the Portfolios may purchase newly issued securities appropriate for the Portfolio on a "when-issued" basis and may purchase or sell securities appropriate for the Portfolio on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell particular securities at a specified price with payment and delivery to take place at a future date. These transactions allow the Portfolio to lock in an attractive purchase price or yield on a security the Portfolio intends to purchase or an attractive sale price on a security the Portfolio intends to sell. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by a Portfolio and, for delayed delivery purchases, no interest accrues to the Portfolio. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Portfolio reserves the right to sell such securities before the settlement date if deemed advisable.


    At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will segregate the security on the Fund's accounting records, record the transaction and reflect the amount due and the market value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will segregate the security on the Fund's accounting records, record the transaction and include the proceeds to be received in determining its net asset value. Accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect.

    The market value of the when-issued or delayed delivery securities at any time may be more or less than the purchase price to be paid or the sale price to be received at the settlement date. To the extent that a Portfolio engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring or selling Portfolio securities consistent with the Portfolio's investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. The investment adviser does not believe that a Portfolio's net asset value or income will be adversely affected by the purchase of securities on a when-issued or delayed delivery basis or the sale of securities on a delayed delivery basis.


    Each Portfolio will establish a segregated account with the Fund's custodian bank in which it will maintain cash or U.S. Government securities or other high-grade debt obligations at least equal in value to commitments to purchase securities on a when-issued or delayed delivery basis; subject to this requirement, a Portfolio may purchase securities on a when-issued or delayed delivery basis without limit. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income; however, it is the investment adviser's intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated above. In the case of a commitment to sell portfolio securities on a delayed delivery basis, each Portfolio will instruct the custodian to hold the portfolio securities themselves in a segregated account while the commitment is outstanding.



    MORTGAGE-BACKED SECURITIES



    The High Grade Bond, High Yield Bond and Managed Portfolios may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower total return. The value of these securities may also change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. Some mortgage-backed securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury, while others, such as Freddie Mac certificates, are not.



    The High Grade Bond, High Yield Bond and Managed Portfolios may also purchase or sell collateralized mortgage obligations ("CMOs"), which are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Depending on the type of CMOs in which the Portfolio invests, the Portfolio's investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.



    The average life of mortgage-backed and other types of mortgage related securities is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. During periods of rising interest rates, the average life of mortgage-backed securities may increase substantially because they are not likely to be prepaid, which may result in greater net asset value fluctuation.



    ASSET-BACKED SECURITIES



    The High Grade Bond, High Yield Bond and Managed Portfolios may invest in various asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables, credit card receivables, conditional sales contracts, equipment lease certificates and equipment trust certificates. The Adviser expects that other types of asset-backed securities will be offered to investors in the future.


    REPURCHASE AGREEMENTS

    Each Portfolio may enter into repurchase agreements as a means of earning income for periods as short as overnight. A repurchase agreement is an agreement under which the Portfolio purchases a security and the seller agrees, at the time of sale, to repurchase the security at a specified time and price, thereby determining the yield during the Portfolio's holding period.

    That yield is determined by current short-term rates and may be more or less than the interest rate on the underlying security. The value of the underlying securities is marked to market daily. Should the value of the underlying securities decline, the seller would be required to provide the Portfolio with additional securities so that the aggregate value of the underlying securities was at least equal to the repurchase price. The Portfolios also may enter into a special type of repurchase agreement known as an "open repurchase agreement." An open repurchase agreement varies from the typical repurchase agreement in the following respects: (i) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (ii) the repurchase price is not determined at the time the agreement is entered into, but instead is based on a variable interest rate and the duration of the agreement.

    The Portfolios may enter into repurchase agreements only with banks or securities dealers and the underlying securities will consist of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. If a seller of a repurchase agreement were to default, the Portfolio might experience losses, including delays and expenses in enforcing its rights. To minimize this risk, the Adviser (under the review of the Board of Directors) will review the creditworthiness of the seller of the repurchase agreement and must find such creditworthiness satisfactory before a Portfolio may enter into the repurchase agreement.


    A Portfolio may invest no more than 10% of its assets in repurchase agreements maturing in more than seven days, and no more than 25% of its assets in repurchase agreements in which the underlying securities have maturities in excess of one year, although there is no limit on the percentage of each Portfolio's assets which may be invested in repurchase agreements which mature in less than seven days and which have underlying securities with maturities of less than one year. Open repurchase agreements are considered to mature in one day.

    OTHER INVESTMENT COMPANIES


    Each Portfolio may invest, subject to the investment limitations described below, in shares of other investment companies which seek to maintain a $1.00 net asset value per share ("Money Market Funds"). The Portfolios intend to invest available cash balances in such Money Market Funds. In addition, the Portfolios may invest in such Money Market Funds for temporary defensive purposes (for example, when the Adviser believes such a position is warranted by uncertain or unusual market conditions, or when liquidity is required to meet unusually high redemption requests) or for other purposes. No more than 5% of the value of a Portfolio's total assets will be invested in securities of Money Market Funds. In addition, a Portfolio may hold no more than 3% of the outstanding voting stock of any Money Market Fund. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro-rata portion of the Money Market Fund's expenses, including advisory fees, which would increase the cost of holding Fund shares and decrease the Fund's investment return.


    ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES

    No Portfolio may invest more than 15% of its net assets (10% of total assets for the Money Market and Blue Chip Portfolios) in illiquid investments. Illiquid investments are those that cannot be sold within seven days at approximately the price at which a Portfolio values the investment. Illiquid investments include most repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain mortgage-backed securities, certain over-the-counter options contracts (and segregated assets used to cover such options), and many restricted securities. Restricted securities have a contractual restriction on resale or otherwise cannot be resold publicly until registered under the Securities Act of 1933 (the "1933 Act").


    Each of the Portfolios may invest in restricted securities (but not in excess of 10% of total assets for the Money Market Portfolio and Blue Chip Portfolio). If restricted securities are illiquid, they are subject to the liquidity limitations described above. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and they are determined to be liquid by the Board of Directors or by the Adviser pursuant to board approved procedures. Such procedures take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional purchasers become for a time uninterested in purchasing certain restricted securities, a Portfolio's holding of such securities may become illiquid. Even when determined to be liquid, restricted securities are less liquid than they would be if they were not restricted. Therefore the purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which they would trade if they were not restricted.


    INVESTMENTS IN CAPITAL SECURITIES


    Each Portfolio (other than the Blue Chip and Money Market Portfolios) may invest in capital (trust-preferred) securities. Capital securities are subordinated securities, generally with a 30 to 50 year maturity and a 5 to 10 year call protection. Dividend payments generally can be deferred by the issuer for up to 5 years. These securities generally are unsecured and subordinated to all senior debt securities of the issuer. Therefore, principal and interest payments on capital securities are subject to a greater risk of default than senior debt securities.

    LOWER RATED DEBT SECURITIES


    The High Yield Bond Portfolio invests a substantial portion of its assets in income-bearing securities offering high current income. Additionally, the High Grade Bond Portfolio may invest a portion of its assets in such securities. Such high yielding income-bearing securities often do not meet the high grade or investment grade quality level. Securities falling short of investment grade are commonly known as "junk bonds." These lower rated securities are, on balance, predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with their terms and generally entail more credit risk than higher rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower rated securities may depress prices and diminish liquidity for such securities. Factors adversely affecting the market value of lower rated securities adversely affect a Portfolio's net asset value. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its income bearing securities. Although some risk is inherent in all securities, holders of income bearing debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in such securities generally entails less financial risk than an investment in equity securities of the same issuer.


    Lower rated securities may be issued by corporations in the early stages of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high yielding lower rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated income bearing securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

    Lower rated income bearing securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio. The premature disposition of a lower rated high yielding security because of a call or buy-back feature, the deterioration of the issuer's creditworthiness or a default may also make it more difficult for a Portfolio to time its receipt of income, which may have tax implications.

    A Portfolio may have difficulty disposing of certain lower rated securities for which there is a thin trading market. Because not all dealers maintain markets in all lower rated securities, there is no established retail secondary market for many of these securities, and the Adviser anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower rated securities, it is generally not so liquid as that for investment grade securities. The lack of a liquid secondary market may have an adverse impact on market value of such securities and a Portfolio's ability to dispose of them when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Adviser to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

    It is likely that a major economic recession could severely affect the market for, and the values of, lower rated securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

    A Portfolio may acquire lower rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. A Portfolio may acquire lower rated securities during an initial offering. Such securities involve special risks because they are new issues.

    From time to time, there have been proposals for legislation designed to limit the use of certain high yielding securities in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing and could negatively affect the value of specific high yield issues. However, the likelihood of any such legislation or the effect thereof is uncertain.

    Zero coupon securities and pay-in-kind bonds involve additional special obligations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or to a specified cash payment date when the securities begin paying current interest (the "cash payment date"), and therefore are issued and traded at a discount from their face amount or par value. The discount varies depending upon the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, absent financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than those of securities that pay interest periodically, and they are more likely to respond to changes in interest rates than non-zero coupon securities having similar maturities and credit quality. The credit risk factors pertaining to lower-rated securities generally also apply to lower-rated zero coupon bonds and pay-in-kind bonds. Such zero coupon, pay-in-kind or delayed interest bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Portfolio may obtain no return at all on its investment.

    Current federal income tax law requires the holder of zero coupon securities or of certain pay-in-kind bonds (bonds that pay interest through the issuance of additional bonds) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a registered investment company and avoid liability for federal income and excise taxes, a Portfolio will be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

    TEMPORARY DEFENSIVE POSITIONS

    Notwithstanding their investment objective(s), each Portfolio may, for temporary defensive purposes, invest all (15% for the Blue Chip Portfolio) of its assets in cash and/or money market instruments of the type in which the Money Market Portfolio invests.

--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

FUNDAMENTAL POLICIES

    In seeking to achieve its investment objective(s), each Portfolio has adopted the following investment restrictions. These are fundamental policies and may not be changed without a majority vote of the outstanding shares of each Portfolio affected. As used in this SAI and in the Prospectus, the phrase "majority vote" of a Portfolio (or the Fund) means the vote of the lesser of (i) 67% of the shares of the Portfolio (Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio (Fund). A change in policy affecting only one Portfolio may be effected by a majority vote of the outstanding shares of such Portfolio.

    Except as noted below, each Portfolio may not:

        1. As to 75% of the value of each Portfolio's total assets (with the exception of the Money Market Portfolio, which is subject to 100% of the value of its total assets), purchase securities of any issuer (other than U.S. Government securities or government agency securities) if, as a result, more than 5% of the value of the Portfolio's assets (taken at value at the time of investment) would be invested in securities of that issuer.

        2. Purchase more than 10% of the voting securities or more than 10% of any class of securities of any issuer (other than U.S. Government securities or government agency securities). For the purpose of this restriction, all outstanding debt securities of an issuer shall be deemed a single class of security and all preferred stocks of an issuer shall be deemed a single class of security.

        3. Purchase any security if, immediately after such purchase, more than 25% of the Portfolio's assets would be invested in issuers in the same industry. This restriction does not apply to U.S. Government securities, government agency securities, obligations of banks or savings institutions, or instruments secured by these instruments, such as repurchase agreements for U.S. Government securities (these instruments are described in Appendix
    A).

        4. Purchase securities of other investment companies, except (i) by purchase in the open market involving only customary brokers' commissions and only if immediately thereafter not more than 5% of such Portfolio's total assets would be invested in such securities, or (ii) as part of a merger, consolidation or acquisition of assets.

        5. Purchase or sell (although it may purchase securities of issuers which invest or deal in) interests in oil, gas or other mineral exploration or development programs, real estate, commodities or commodity contracts.

        6. Purchase any securities on margin (except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same condition.

        7. Purchase or retain the securities of any issuer if any of the officers or directors of the Fund or any officers or directors of the Fund's investment adviser own individually more than .50% of the securities of such issuer and together own more than 5% of the securities of such issuer.

        8. Issue senior securities, except as appropriate to evidence indebtedness which a Portfolio is permitted to incur pursuant to (9) below.

        9. Borrow money, except from banks for temporary or emergency purposes, and in no event in excess of 5% of its total net assets, or pledge or mortgage more than 15% of its total assets.

       10. Underwrite securities issued by others, except to the extent that it may be deemed to be a statutory underwriter in the sale of restricted securities which require registration under the 1933 Act before resale. In this connection, the Money Market Portfolio or the Blue Chip Portfolio will not invest more than 10% of the value of its total assets in securities that are subject to legal or contractual restrictions on resale, or are not readily marketable.

       11. Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not include the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other investment company and client accounts managed by the Fund's investment adviser or its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution, or to obtain securities on more favorable terms).

       12. Alone, or together with any other Portfolios, make investments for the purpose of exercising control over, or management of, any issuer.

       13. Lend money or securities, except as provided in (14) below (the making of demand deposits with banks, and the purchase of securities such as bonds, debentures, commercial paper and short-term obligations in accordance with the Portfolio's investment objectives and policies, shall not be considered the making of a loan). In addition, each Portfolio may not invest more than 10% of its total assets (taken at market value at the time of each purchase) in repurchase agreements maturing in more than seven days.

       14.  Lend its portfolio securities in excess of 20% of its net assets.

       15. Invest in foreign securities, except as follows: the Value Growth and Managed Portfolios may invest up to 25% of their respective net assets in foreign equity and debt securities traded on U.S. exchanges and payable in U.S. dollars, and the High Grade Bond and High Yield Bond Portfolios may each invest up to 25% of their respective net assets in foreign debt securities traded on U.S. exchanges and payable in U.S. dollars.

       16. Write, purchase or sell puts, calls or combinations thereof, other than writing covered call options.

       17. Invest more than 5% of the value of its total assets in securities of companies which have a record of less than three years' continuous operation, including in such three years the operation of any predecessor company or companies, partnership or individual proprietorship if the company whose securities are to be purchased by the Fund has come into existence as a result of a merger, consolidation or reorganization or the purchase of substantially all of the assets of such predecessor.

    The term "government agency securities" for purposes of fundamental policy 3 has the same meaning as that set forth in Appendix A. The term "commodities or commodity contracts" as used in fundamental policy 5 includes futures contracts.

--------------------------------------------------------------------------------

NON-FUNDAMENTAL (OPERATING) POLICIES

    The following are non-fundamental (operating) policies approved by the Board of Directors. Such policies may be changed by the Board of Directors without approval of the shareholders.

    The Value Growth, High Grade Bond, High Yield Bond and Managed Portfolios shall not invest more than 15% of their respective total net assets in illiquid securities, except to purchase certain restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act, provided that such 144A security is, in each case, determined by the Adviser to be a liquid investment in accordance with appropriate procedures.

    The Value Growth Portfolio shall not purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Portfolio's net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio at any time in units or attached to securities are not subject to this restriction.

    If a percentage increase is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------


    The Board of Directors is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act. The Board of Directors elects officers of the Fund annually. The officers and directors of the Fund and their principal occupations for the past five years are as follows. Corporate positions may, in some instances, have changed during this period. The three directors listed with an asterisk are "interested persons" as defined in the Investment Company Act.



                                  POSITION(S) HELD             PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE                WITH FUND                 DURING PAST FIVE YEARS
----------------------         -----------------------  --------------------------------------
EDWARD M. WIEDERSTEIN* (51)    PRESIDENT AND DIRECTOR   Farmer; Chairman and Director, FBL
  5400 University Avenue                                Financial Group, Inc.; President and
  West Des Moines, Iowa 50266                           Director, Iowa Farm Bureau Federation,
                                                        Farm Bureau Life Insurance Company,
                                                        FBL Insurance Brokerage, Inc., Farm
                                                        Bureau Mutual Insurance Company and
                                                        other affiliates of the foregoing;
                                                        Director, Multi-Pig Corporation,
                                                        Western Agricultural Insurance
                                                        Company, Western Ag Insurance
                                                        Agency, Inc., Western Farm Bureau Life
                                                        Insurance Company, American Ag
                                                        Insurance Company, and WellMark Blue
                                                        Cross/Blue Shield of Iowa.
RICHARD D. HARRIS* (55)        SENIOR VICE PRESIDENT,   Senior Vice President,
  5400 University Avenue       SECRETARY-TREASURER AND  Secretary-Treasurer and Director, FBL
  West Des Moines, Iowa 50266  DIRECTOR                 Financial Group, Inc.; Senior Vice
                                                        President and Secretary-Treasurer,
                                                        Farm Bureau Life Insurance Company and
                                                        other affiliates of the foregoing;
                                                        other positions with various
                                                        affiliates of the foregoing. Former
                                                        Director, Public Policy Division, Iowa
                                                        Farm Bureau Federation; Director, Iowa
                                                        FFA Foundation and Iowa Make-A-Wish
                                                        Foundation.

                                  POSITION(S) HELD             PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE                WITH FUND                 DURING PAST FIVE YEARS
----------------------         -----------------------  --------------------------------------
STEPHEN M. MORAIN (54)         SENIOR VICE PRESIDENT,   General Counsel and Assistant
  5400 University Avenue       GENERAL COUNSEL AND      Secretary, Iowa Farm Bureau
  West Des Moines, Iowa 50266  ASSISTANT SECRETARY      Federation; General Counsel, Secretary
                                                        and Director, Farm Bureau Management
                                                        Corporation; Senior Vice President,
                                                        General Counsel and Director, FBL
                                                        Financial Group, Inc., EquiTrust
                                                        Investment Management Services, Inc.
                                                        and EquiTrust Marketing Services, LLC;
                                                        Senior Vice President and General
                                                        Counsel, Farm Bureau Life Insurance
                                                        Company, FBL Insurance
                                                        Brokerage, Inc. and other affiliates
                                                        of the foregoing; Director, Iowa
                                                        Agricultural Finance Corporation and
                                                        Iowa Business Development Finance
                                                        Corporation; Chairman, Edge
                                                        Technologies, Inc.
THOMAS R. GIBSON (55)          CHIEF EXECUTIVE OFFICER  Chief Executive Officer and Director,
  5400 University Avenue                                FBL Financial Group, Inc., EquiTrust
  West Des Moines, Iowa 50266                           Investment Management Services, Inc.
                                                        and EquiTrust Marketing Services, LLC;
                                                        Chief Executive Officer, Farm Bureau
                                                        Life Insurance Company, Western Farm
                                                        Bureau Life Insurance Company, FBL
                                                        Insurance Brokerage, Inc. and other
                                                        affiliates of the foregoing.
WILLIAM J. ODDY (55)           CHIEF OPERATING OFFICER  Chief Operating Officer, FBL Financial
  5400 University Avenue                                Group, Inc.; Executive Vice President
  West Des Moines, Iowa 50266                           and General Manager, Farm Bureau Life
                                                        Insurance Company, and other
                                                        affiliates of the foregoing; Vice
                                                        President, Farm Bureau Mutual
                                                        Insurance Company and other affiliates
                                                        of the foregoing; Chief Operating
                                                        Officer and Director, EquiTrust
                                                        Marketing Services, LLC; President and
                                                        Director, EquiTrust Investment
                                                        Management Services, Inc., FBL Real
                                                        Estate Ventures, Ltd. and RIK, Inc.;
                                                        Chief Executive Officer, Western
                                                        Computer Services, Inc., Director,
                                                        American Equity Investment Life
                                                        Insurance Company, Berthel Fisher &
                                                        Company, Inc. and Berthel Fisher &
                                                        Company Financial Services, Inc.

                                  POSITION(S) HELD             PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE                WITH FUND                 DURING PAST FIVE YEARS
----------------------         -----------------------  --------------------------------------
JAMES W. NOYCE (44)            CHIEF FINANCIAL OFFICER  Chief Financial Officer, FBL Financial
  5400 University Avenue                                Group, Inc., Farm Bureau Life
  West Des Moines, Iowa 50266                           Insurance Company, and other
                                                        affiliates of the foregoing. Chief
                                                        Financial Officer, Treasurer and
                                                        Director, EquiTrust Investment
                                                        Management Services, Inc. and
                                                        EquiTrust Marketing Services, LLC. He
                                                        holds other positions with various
                                                        affiliates of the foregoing.
TIMOTHY J. HOFFMAN (49)        VICE PRESIDENT           Chief Property/Casualty Officer, FBL
  5400 University Avenue                                Financial Group, Inc.; Executive Vice
  West Des Monies, Iowa 50266                           President and General Manager, Farm
                                                        Bureau Mutual Insurance Company and
                                                        other affiliates of the foregoing;
                                                        Vice President, Farm Bureau Life
                                                        Insurance Company, Western Farm Bureau
                                                        Life Insurance Company and other
                                                        affiliates of the foregoing; Vice
                                                        President and Director, EquiTrust
                                                        Investment Management Services, Inc.
                                                        and EquiTrust Marketing Services, LLC.
LOU ANN SANDBURG (52)          VICE PRESIDENT-          Vice President-Investments and
  5400 University Avenue       INVESTMENTS AND          Assistant Treasurer, FBL Financial
  West Des Moines, Iowa 50266  ASSISTANT TREASURER      Group, Inc., Farm Bureau Life
                                                        Insurance Company, and other
                                                        affiliates of the foregoing. Vice
                                                        President-Investments, EquiTrust
                                                        Investment Management Services, Inc.
                                                        and EquiTrust Marketing Services, LLC.
                                                        She holds other positions with various
                                                        affiliates of the foregoing.
DENNIS M. MARKER (48)          INVESTMENT VICE          Investment Vice President,
  5400 University Avenue       PRESIDENT,               Administration, FBL Financial
  West Des Moines, Iowa 50266  ADMINISTRATION AND       Group, Inc. and Farm Bureau Life
                               ASSISTANT SECRETARY      Insurance Company; Investment Vice
                                                        President-Administration, Secretary
                                                        and Director, EquiTrust Investment
                                                        Management Services, Inc. and
                                                        EquiTrust Marketing Services, LLC. He
                                                        holds other positions with various
                                                        affiliates of the foregoing.

                                  POSITION(S) HELD             PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE                WITH FUND                 DURING PAST FIVE YEARS
----------------------         -----------------------  --------------------------------------
SUE A. CORNICK (39)            MARKET CONDUCT AND       Market Conduct and Mutual Funds Vice
  5400 University Avenue       MUTUAL FUNDS VICE        President and Assistant Secretary,
  West Des Moines, Iowa 50266  PRESIDENT AND ASSISTANT  EquiTrust Investment Management
                               SECRETARY                Services, Inc. and EquiTrust Marketing
                                                        Services, LLC.
KRISTI ROJOHN (36)             ASSISTANT SECRETARY      Assistant Mutual Funds Manager and
  5400 University Avenue                                Assistant Secretary, EquiTrust
  West Des Moines, Iowa 50266                           Investment Management Services, Inc.
                                                        and EquiTrust Marketing Services, LLC.
ELAINE A. FOLLOWWILL (29)      ASSISTANT SECRETARY      Compliance Assistant and Assistant
  5400 University Avenue                                Secretary, EquiTrust Investment
  West Des Moines, Iowa 50266                           Management Services, Inc. and
                                                        EquiTrust Marketing Services, LLC.
DONALD G. BARTLING (72)        DIRECTOR                 Farmer; Partner, Bartling Brothers
  25718 CR 6                                            Partnership (farming business).
  Herman, Nebraska 68029
JOHN R. GRAHAM* (54)           DIRECTOR                 Executive Vice President, Kansas Farm
  1512 Country Club Place                               Bureau, Kansas Farm Bureau Services,
  Manhattan, Kansas 66502                               Kansas Agricultural Marketing
                                                        Association, FB Services Insurance
                                                        Agency, Kansas Farm Bureau Life
                                                        Insurance Company, Farm Bureau Mutual
                                                        Insurance Company and KFB Insurance
                                                        Company, Inc.; Chairman, Chief
                                                        Executive Officer and Director, FB
                                                        Capital Management of Kansas, Inc. and
                                                        Graham Capital Management, Inc.;
                                                        Director, National Association of
                                                        Independent Insurers, Didde
                                                        Corporation, Graham Enterprises Inc.,
                                                        Fannar Corporation and Farm Bureau
                                                        Mutual Insurance Agency of Kansas;
                                                        Partner, Arthur-Graham Rental
                                                        Properties, CM Brass and G&H Real
                                                        Estate Investments; Trustee, Master
                                                        Teacher Employee Benefit Pension
                                                        Trust.
ERWIN H. JOHNSON (56)          DIRECTOR                 Farmer; Owner and Manager, Center View
  1841 March Avenue                                     Farms, Co.; Director, First Security
  Charles City, Iowa 50616                              Bank and Trust Co., Charles City,
                                                        Iowa; Farm Financial Planner, Iowa
                                                        State University Cooperative Extension
                                                        Service; Financial and Farm Management
                                                        Consultant, Iowa State University
                                                        Overseas Projects.

                                  POSITION(S) HELD             PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE                WITH FUND                 DURING PAST FIVE YEARS
----------------------         -----------------------  --------------------------------------
KENNETH KAY (56)               DIRECTOR                 Farmer; Salesman, Pioneer Seed Corn;
  R.R. 2, Box 75                                        Voting Delegate, Vice President and
  Atlantic, Iowa 50022                                  former President, Cass County Farm
                                                        Bureau; Director, First Whitney
                                                        Bank & Trust; Board Member,
                                                        Transportation Committee Chairman,
                                                        Cass Atlantic Development Corporation.
CURTIS C. PIETZ (66)           DIRECTOR                 Retired Farmer; Investor and Co-Owner,
  R.R. 3 Box 79                                         Storden Seed and Chemical Service,
  Lakefield, Minnesota 56150                            Inc.; Director, Minnesota Rural
                                                        Finance Authority and Minnesota Farm
                                                        Bureau Federation; previous Farm
                                                        Bureau leadership; active in Farm
                                                        Management.


    The officers and directors of the Fund also serve in similar capacities as officers and directors of EquiTrust Money Market Fund, Inc. and as officers and trustees of EquiTrust Variable Insurance Series Fund. Several of the officers and directors also are officers and directors of the Adviser. The Fund pays no direct remuneration to any officer of the Fund. Each of the directors not affiliated with the Adviser will be compensated by the Fund. Each of these unaffiliated directors will receive a fee of $115 plus expenses for each directors' meeting attended. For the fiscal year ended July 31, 1999, the Fund paid directors' fees totaling $5,455.

    The following table sets forth compensation received by all directors of the Fund for the fiscal year ended July 31, 1999. The information in the last column of the table sets forth the total compensation received by all directors for calendar year 1998 for services as a director of the Fund and other funds in the EquiTrust family.

                         TABLE OF DIRECTOR COMPENSATION

                                            PENSION AND
                         AGGREGATE      RETIREMENT BENEFITS     TOTAL COMPENSATION
NAME OF                 COMPENSATION     ACCRUED AS PART OF     FROM ALL FUNDS IN
DIRECTOR               FROM THE FUND       FUND EXPENSES       THE EQUITRUST FAMILY
Mr. Bartling               $ 460                 $0                   $1380
Mr. Graham                     0                  0                       0
Mr. Harris                     0                  0                       0
Mr. Johnson                  460                  0                    1380
Mr. Kay                      460                  0                    1380
Mr. Pietz                    460                  0                    1380
Mr. Wiederstein                0                  0                       0

    Directors and officers of the Fund do not receive any benefits from the Fund upon retirement nor does the Fund accrue any expenses for pension or retirement benefits.

    As of September 15, 1999, the officers and directors as a group owned less than 1% of the then outstanding shares of the Fund.

    COMMITTEES OF BOARD OF DIRECTORS

    The Board of Directors has established an Audit Committee. The Audit Committee of the Fund recommends the selection of independent auditors for the Fund, reviews with such independent public accountants the planning, scope and results of their audit of the Fund's financial statements and the fees for service performed, reviews the financial statements of the Fund and receives audit reports. The Audit Committee consists of four members, Messrs. Bartling, Johnson, Kay and Pietz. The Audit Committee met two times during the Fund's fiscal year ended July 31, 1999.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------


    The following information supplements the information set forth in the Prospectus under the heading "Portfolio Management." Pursuant to an Investment Advisory and Management Services Agreement dated November 11, 1987 ("Agreement"), EquiTrust Investment Management Services, Inc. ("Adviser") acts as the Fund's investment adviser and manager, subject to the review of the Board of Directors. The Adviser is a wholly owned subsidiary of FBL Financial Services, Inc., which is a wholly owned subsidiary of FBL Financial Group, Inc., an Iowa corporation, 67% of whose outstanding voting stock is owned by Iowa Farm Bureau Federation, an Iowa not-for-profit corporation. The following individuals are officers and/or directors of the Adviser and are officers and/or directors of the Fund:
    Stephen M. Morain, Thomas R. Gibson, William J. Oddy, Timothy J. Hoffman, Dennis M. Marker, James W. Noyce, Lou Ann Sandburg, Sue A. Cornick, Kristi Rojohn, and Elaine A. Followwill The Adviser also acts as the investment adviser to individuals, institutions and two other mutual funds: EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund. Personnel of the Adviser also manage investments for the portfolios of insurance companies.


    The Adviser subscribes to leading bond information services and receives published reports and statistical compilations from the issuers themselves, as well as analyses from brokers and dealers who may execute portfolio transactions for the Fund or the Adviser's other clients. The Adviser regards this information and material, however, as an adjunct to its own research activities.

    Under the Agreement, the Adviser regularly provides the Fund with investment research, advice and supervision, and furnishes an investment program consistent with the investment objective(s) and policies of each Portfolio, determining, for each Portfolio, what securities shall be purchased and sold and what portion of the Portfolio's assets shall be held uninvested, subject always to: (i) the provisions of the articles of incorporation, the Fund's by-laws, the Investment Company Act and applicable requirements of the Code;
    (ii) the Portfolio's investment objective(s), policies and restrictions; and
    (iii) such policies and instructions as the Board of Directors may from time to time establish. The Adviser also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Directors (and any committees thereof) regarding the conduct of the business of the Fund. The Adviser has agreed to arrange for any of its officers or directors to serve without salary as directors, officers or agents of the Fund if duly elected to such positions.

    The Adviser, at its expense, furnishes the Fund with office space and facilities, simple business equipment, advisory, research and statistical facilities and clerical services and personnel to administer the business affairs of the Fund. As compensation for the Adviser's investment advisory, management and clerical services, as well as the facilities it provides and the expenses it assumes, the Agreement provides for the payment of a monthly fee as described below.

    As compensation for the advisory and management services provided by the Adviser, the Fund has agreed to pay the Adviser an annual management fee, accrued daily and payable monthly, based on the average daily net assets of each Portfolio as follows:


                                    AVERAGE DAILY NET ASSETS
                            FIRST          SECOND          OVER
PORTFOLIO                  $200 MILLION   $200 MILLION   $400 MILLION
Value Growth                   0.50%          0.45%          0.40%
High Grade Bond                0.40%          0.35%          0.30%
High Yield Bond                0.55%          0.55%          0.50%
Managed                        0.60%          0.45%          0.40%
Money Market                   0.25%          0.25%          0.25%
Blue Chip                      0.25%          0.25%          0.25%


    The Adviser is not required to pay expenses of the Fund other than those set forth above. Each Portfolio will pay all other expenses incurred in its operation, including a portion of the Fund's general administrative expenses, allocated on the basis of the Portfolio's net assets. Expenses that will be borne directly by the Portfolios include, but are not limited to, the following: net asset value calculations; portfolio transaction costs; interest on Fund obligations; miscellaneous reports; membership dues; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements, reports and notices to shareholders; all expenses of registering the Fund's shares under federal and state securities laws; the typesetting costs of printing Fund prospectuses and supplements thereto; investor services (including allocable telephone and personnel expenses); all taxes and fees payable to federal, state or other governmental authorities; the fees and expenses of independent public auditors, legal counsel, custodian, transfer and dividend disbursing agent and any registrar; fees of directors who are not affiliated with the Adviser; insurance premiums for fidelity bond and other coverage of the Fund's operations; and such non-recurring expenses as may arise including actions, suits or proceedings affecting the Fund and the legal obligation the Fund may have to indemnify its officers and trustees with respect thereto. See "Underwriting and Distribution Expenses" and "Other
    Information -- Accounting Services" for a description of certain other Fund expenses.

    The Agreement was approved on November 11, 1987 by a vote of the shareholders of Farm Bureau Growth Fund, Inc.(1) and on December 1, 1987 by Farm Bureau Life Insurance Company

    -----------------
     (1) The Fund, which was incorporated in Maryland on August 14, 1970, was known as Farm Bureau Growth Fund, Inc. prior to the effectiveness of Articles of Amendment to its charter on December 1, 1987 which, among other things, changed its name to FBL Series Fund, Inc., established eight Portfolios of the Fund and designated the then current assets, liabilities and shareholders of Farm Bureau Growth Fund, Inc. as the assets, liabilities and shareholders of the Growth Common Stock Portfolio (which has since been renamed Value Growth Portfolio) of FBL Series Fund, Inc. The meaning of the term "Value Growth Portfolio" as used herein includes, where appropriate, Farm Bureau Growth Fund, Inc. prior to December 1, 1987. On May 1, 1998, the Fund changed its name to EquiTrust Series Fund, Inc.

    as the then sole shareholder of each of the other seven Portfolios of the Fund, and was most recently approved for continuance on November 11, 1999, by the Board of Directors, including a vote of a majority of the directors who are not "interested persons" of either party to the Agreement. Unless earlier terminated as described below, the Agreement will remain in effect until November 30, 2000. Thereafter, the Agreement will continue in effect, with respect to a Portfolio, from year to year so long as its continuation is approved at least annually by (a) the vote of a majority of those directors who are not parties to the Agreement or "interested persons" of either party to the Agreement cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the directors or (ii) the vote of a majority of the outstanding shares of such Portfolio.

    The Agreement will be deemed to have been approved or disapproved by the Shareholders of a Portfolio if a majority of the outstanding shares of such Portfolio vote for or against approval of the Agreement, notwithstanding (a) that the Agreement has not been approved or disapproved by a majority of the outstanding shares of any other Portfolio, and (b) that the Agreement has not been approved or disapproved by a vote of a majority of the outstanding shares of the Fund. The Agreement may be terminated without penalty at any time upon 60 days' notice by either party, and will terminate automatically upon assignment.

    The Agreement provides that the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

    Officers and employees of the Adviser from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of such transactions will not be influenced by existing or potential custodial or other Fund relationships.

    For the fiscal years ended July 31, 1999, 1998, and 1997, the advisory and management fee expense was as follows:


NAME OF PORTFOLIO                       1999       1998       1997
Value Growth                          $431,802   $589,203   $505,350
High Grade Bond                       $ 56,910   $ 45,457   $ 38,467
High Yield Bond                       $ 71,230   $ 58,998   $ 45,477
Managed                               $254,437   $276,527   $202,879
Money Market                          $  9,918   $  7,315   $  7,912
Blue Chip                             $131,256   $ 93,182   $ 51,719



    The Adviser has also agreed to reimburse any Portfolio of the Fund annually to the extent that the annual operating expenses (including the investment advisory fee but excluding brokerage, interest, taxes and extraordinary expenses) of that Portfolio exceed 1.50% of its average daily net assets for any fiscal year of the Portfolio. However, the amount reimbursed shall not exceed the amount of the advisory fee paid by the Portfolio for such period. During its 1997 fiscal year, the Adviser reimbursed $8,681 of the High Yield Bond Portfolio's expenses and $8,681 of the Money Market Portfolio's expenses pursuant to this agreement. During the last three fiscal years, the Adviser did not reimburse any other expenses of any other Portfolio.

--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

    With respect to transactions in portfolio securities, whether through a broker as agent or with a dealer as principal, the Adviser endeavors to obtain for the Fund the most favorable prices and efficient execution of orders. Subject to this primary consideration, the Adviser may place a Portfolio's transactions with firms that furnish research, statistical and other services. In particular, the Adviser may direct brokerage transactions to a specific broker in return for certain data and research-oriented software. Certain affiliates of the Adviser also place portfolio transactions with these brokerage firms, and such affiliates share the benefits of the research and other services obtained from these brokers. The Adviser regards information which is customarily available only in return for brokerage elements as among the many elements to be considered in arriving at investment decisions. No specific value can be determined for most such information and services and they are deemed supplemental to the Adviser's own efforts in the performance of its duties under the Agreement. Any research benefits derived are available for all clients.


    Brokerage research services, as provided in Section 28(e) of the Securities Exchange Act of 1934, may include: advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends; portfolio strategy and performance of accounts; and the execution of securities transactions and performance of functions incidental thereto (such as clearance and settlement).



    If, in the judgment of the Adviser, the Fund or any Portfolio will be benefited by such supplemental research services, the Fund or such Portfolio is authorized to pay greater commissions than another broker or dealer may charge for the same transaction. Accordingly, while the Adviser generally seeks reasonably competitive commissions, the Portfolios will not necessarily be paying the lowest commission available in every case. Information received from brokerage research will be in addition to and not in lieu of the services required to be performed by the Adviser under the Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Neither the Adviser nor any of its affiliates will receive any brokerage business arising out of Portfolio transactions for the Fund. The Fund paid brokerage commissions during the fiscal years ended July 31, 1999, 1998, and 1997 of $674,036, $686,081 and $306,430, respectively. The increase in brokerage commissions paid from 1997 to 1998 is due in substantial part to the relatively large cash position held by the Value Growth Portfolio. In 1998, the Value Growth Portfolio became more fully invested, thus incurring significantly higher brokerage commissions than in 1998.



    The Portfolios may deal in some instances in securities that are not listed on a national securities exchange but rather are traded in the over-the-counter market. The Portfolios may also purchase listed securities through the "third market" (i.e., from a dealer that is not a member of the exchange on which a security is listed). Where transactions are executed in the over-the-counter market or third market, the Adviser will seek to deal with primary market makers but, when necessary, will utilize the services of brokers. In all such cases, the Adviser will attempt to negotiate the best price and execution. Money market instruments are generally traded directly with the issuer. On occasion, other securities may be purchased directly from the issuer. The cost of a Portfolio's securities transactions will consist primarily of brokerage commissions or dealer or underwriter spreads.

    Certain investments may be appropriate for certain of the Portfolios and for other clients advised by the Adviser. Investment decisions for the Portfolios and such other clients are made with a view to achieving their respective investment objectives and after consideration of factors such as their current holdings, availability of cash for investment and the size of their investments in general. Frequently, a particular security may be bought or sold for only one client, or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more Portfolios or other clients at the same time. In such event, such transactions will be allocated among the Portfolios or other clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. It is the opinion of the Board of Directors that the benefits available because of the Adviser's organization outweigh any disadvantages that may arise from exposure to simultaneous transactions. Purchase and sale orders for a Portfolio may be combined with those of other Portfolios or other clients of the Adviser in the interest of the most favorable net results to the Portfolio.

--------------------------------------------------------------------------------

UNDERWRITING AND DISTRIBUTION EXPENSES
--------------------------------------------------------------------------------

    EquiTrust Investment Management Services, Inc. (the "Distributor") also serves as principal underwriter for the Fund under an Underwriting Agreement dated December 31, 1983, and as distributor of the Fund's shares under a Distribution Plan and Agreement dated December 1, 1987, as amended
    December 1, 1997 ("Distribution Agreement"). See "Other Information-- Distributor" in the Prospectus. The Distributor bears all its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions and the preparation and distribution of advertising or sales literature, and bears the cost of printing and mailing prospectuses to persons other than shareholders. The Fund bears the cost of qualifying and maintaining the qualification of its shares for sale under the securities laws of the various states and the expense of registering its shares with the Commission.

    The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Directors of the Fund, including the Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by the Distributor upon six months' notice. Termination by the Fund may be by vote of a majority of the Board of Directors, or a majority of the Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or a "majority of the outstanding voting securities" of the Fund as defined under the Investment Company Act. The Distribution Agreement may not be amended to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of the Fund, and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Agreement. Shareholders vote in the aggregate and not by Portfolio with respect to the Distribution Agreement.

    For its services under the Distribution Agreement, the Fund pays the Distributor a fee, payable monthly, at the annual rate of .50% of the average daily net assets of the Traditional Shares of the Fund. The Distribution Agreement is a "compensation type" plan, which means that the

    Distributor may receive compensation that is more or less than the actual expenditures made. Since the Distribution Agreement applies to all Portfolios, the fees paid by one portfolio may be used to finance distribution of the shares of another Portfolio, and the distribution fee payable to the Distributor is allocated among the Portfolios based on reflective net asset size. The Distributor also provides information and administrative services for Fund shareholders of Traditional Shares pursuant to an administrative services agreement. For such services, the Fund pays the Distributor a fee, payable monthly, at an annual rate of .25% of average daily net assets of the Traditional Shares of the Fund.

    The Fund paid annual distribution fees to the Distributor during the fiscal years ended July 31, 1999, 1998 and 1997 of $983,702, $1,085,208, and
    $880,476, respectively. During the fiscal year ended July 31, 1999, of the aggregate amount of distribution fees paid to the Distributor, $293,153, was paid to EquiTrust Marketing Services, LLC, an affiliate of the Distributor, and the balance of $690,549, was retained by the Distributor. During the fiscal year ended July 31, 1999, the Distributor incurred expenses in the approximate amounts noted: $1,182,188 for commissions paid to Dealers for Fund sales, $1,200,901 for management services, $125,421 for rent, $29,649 for telephone, $22,519 for postage, $43,745 for printing and office supplies, and $73,544 for furniture and equipment.

    During the fiscal years ended July 31, 1999, 1998 and 1997 the Distributor received $296,670, $195,009, and $117,087, respectively, in contingent deferred sales charges.

    The Distributor also acts as principal underwriter and sole distributor of the shares of EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund.

--------------------------------------------------------------------------------

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

    The portfolio turnover rates for the Portfolios are set forth under "Financial Highlights" in the Prospectus. Portfolio turnover is calculated by dividing the lesser of purchases or sales of a Portfolio's securities during a fiscal year by the average monthly value of the Portfolio's securities during such fiscal year. In determining the portfolio turnover rate, all securities whose maturities or expiration dates at the time of acquisition were one year or less are excluded. Thus, the portfolio turnover rate measures only that portion of the Portfolio that is considered to be long-term. Portfolio turnover rates may be affected by factors such as purchase and redemption requirements and market volatility and may vary greatly from time to time. Frequency of portfolio turnover will not be a limiting factor if the investment adviser deems it desirable to purchase or sell securities. Increased portfolio turnover may result in greater brokerage commissions and consequent expense to the Portfolio. If any Portfolio were to derive more than 30% of its gross income from the sale of securities held less than three months, it might fail to qualify under the tax laws as a regulated investment company for that year and consequently would lose certain beneficial tax treatment of its income; however, each Portfolio intends to continue to qualify as a regulated investment company each year. See "Taxes."

--------------------------------------------------------------------------------

PURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

    The following supplements the discussion in the Prospectus under the headings "How to Buy Shares" and "How to Redeem Shares."

    EquiTrust Investment Management Services, Inc. serves as Distributor and principal underwriter of the Fund's shares. The Distributor may use other broker-dealer firms to assist in providing distribution, including EquiTrust Marketing Services. Shares of each Portfolio are sold at their respective net asset value ("NAV") next determined after an order for purchase and payment are received in proper form.


    Shares of each Portfolio are redeemed at their respective NAV next determined after a request for redemption is received in proper form. The Fund may suspend the right of redemption or postpone the date of payment, with respect to the shares of a Portfolio, during any period when
    (a) trading on the New York Stock Exchange (the "NYSE") is restricted as determined by the Commission or such exchange is closed for trading (other than customary weekend and holiday closing); (b) an emergency exists, as determined by the Commission, as a result of which disposal of such Portfolio's securities, or determination of the NAV of such Portfolio, is not reasonably practicable; or (c) the Securities and Exchange Commission by order permits such suspension for the protection of shareholders. In such event, redemption will be effected at the NAV next determined after the suspension has been terminated unless the shareholder has withdrawn the redemption request in writing and the request has been received by EquiTrust Investment Management Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266-5997, prior to the day of such determination of NAV.

--------------------------------------------------------------------------------

NET ASSET VALUE
--------------------------------------------------------------------------------


    The NAV per share of each Portfolio is determined as of the earlier of 3:00 p.m. (Central Time) or the close of the NYSE, on each day that (i) the NYSE is open for business (except the Friday before and the Monday after Christmas (in 1999), the Monday after New Year's Day and the Friday after Thanksgiving Day (in 2000) and any day on which the Fund's offices are closed because of a weather-related or comparable type of emergency); and
    (ii) an order for purchase or redemption of shares of the Portfolio is received. The NAV per share of each Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities, by the total number of outstanding shares of such Portfolio.


    The Fund reserves the right to calculate or estimate the NAV of a Portfolio more frequently than once daily if deemed desirable. If the Fund's offices should be closed because of a weather-related or comparable type of emergency and the Fund is unable to segregate orders and redemption requests received on that day, the Fund will price those orders and redemptions at the NAV next determined for each Portfolio.

    The following supplements the discussion in the Prospectus under the heading "Other Information -- Net Asset Value."

--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO

    The NAV per share of the Money Market Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities (including dividends payable), by the number of shares outstanding. The assets are determined by valuing the portfolio securities at amortized cost, pursuant to Rule 2a-7 under the Investment Company Act. The amortized cost method of valuation involves valuing a security at cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

    The purpose of the amortized cost method of valuation is to attempt to maintain a constant NAV per share of $1.00. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold its portfolio securities. Under the direction of the Board of Directors, certain procedures have been adopted to monitor and stabilize the price per share. Calculations are made to compare the value of the portfolio securities, valued at amortized cost, with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for those instruments. If a deviation of 1/2 of 1% or more between the Portfolio's $1.00 per share net asset value and the net asset value calculated by reference to market valuations were to occur, or if there were any other deviations which the Board of Directors believed would result in dilution or other unfair results material to Shareholders, the Board of Directors would consider what action, if any, should be initiated.

    The market value of debt securities usually reflects yields generally available on securities of similar quality. When yields decline, the market value of a Portfolio holding higher yielding securities can be expected to increase; when yields increase, the market value of a Portfolio invested at lower yields can be expected to decline. In addition, if the Portfolio has net redemptions at a time when interest rates have increased, the Portfolio may be forced to sell portfolio securities prior to maturity at a price below the Portfolio's carrying value. Also, because the Portfolio generally will be valued at amortized cost rather than market value, any yield quoted may be different from the yield that would result if the entire Portfolio were valued at market value, since the amortized cost method does not take market fluctuations into consideration.

--------------------------------------------------------------------------------

OTHER PORTFOLIOS

    The NAV per share of each Portfolio other than the Money Market Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities, by the number of Portfolio shares then outstanding. Securities traded on a national exchange are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Securities, other than money market instruments, traded in the over-the-counter market are valued at the mean between the bid and asked prices or at yield equivalent as obtained from one or more dealers that make markets in the securities. Securities traded both in the over-the-counter market and on a national exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Money market instruments are valued at market value, except that instruments maturing in 60 days or less are valued using the amortized cost method of valuation.

    The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated specifically to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the Fund's books of account and are charged with the liabilities of such Portfolio and with a share of the general liabilities of the Fund. Expenses with respect to any two or more Portfolios are allocated in proportion to the NAVs of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

    For federal income tax purposes, each Portfolio is treated as a separate entity. Each Portfolio intends to continue to qualify to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). If a Portfolio qualifies as a regulated investment company and complies with the provisions of the Code, such Portfolio will be relieved from federal income tax on the part of its net ordinary income and net realized capital gain that it distributes to its shareholders. To qualify for treatment as a "regulated investment company," a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains that are not ancillary to the Portfolio's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities, or currencies. In addition, to qualify for treatment as a "regulated investment company," a Portfolio must derive less than 30% of its gross income in each taxable year from gains (without deduction for losses) from the sale or other disposition of securities held for less than three months. This rule may limit a Portfolio's ability to engage in futures and options transactions.

    A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is generally the sum of 98% of a Portfolio's net ordinary income for the calendar year plus 98% of its capital gain net income for the one year period ending October 31. The Fund intends to declare or distribute dividends from each Portfolio during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

    A portion of the ordinary income distributions from a Portfolio may be eligible for the "dividends received deduction" available to corporate shareholders. The aggregate amount eligible for the "dividends received deduction" may not exceed the aggregate qualifying dividends received by such Portfolio for the fiscal year. The portion of the income dividends paid during the fiscal year ended July 31, 1999 that qualified for the "dividends received deduction" available to corporate shareholders was as follows:
    100%, 5%, 32%, and 100% of the income dividends paid by the Value Growth, High Yield Bond, Managed and Blue Chip Portfolios, respectively.

    If a shareholder exchanges shares of a Portfolio for shares of another Portfolio of the Fund, the shareholder will recognize a gain or loss for federal income tax purposes measured by the difference between the value of the shares acquired and the basis of the shares exchanged. Such gain or loss will generally be a capital gain or loss and will be a long-term gain or loss if the shareholder has held his or her shares for more than one year. If a shareholder realizes a loss on the redemption of shares of a Portfolio and invests in shares of the same Portfolio within 30 days before or after the redemption, the transactions may be subject to the wash sale rules, resulting in a postponement of the recognition of such loss for federal income tax purposes. Any loss recognized on the disposition of shares of a Portfolio held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares.

    The discussion under "Distributions and Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial or administrative action.

--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

    The following supplements the discussion of dividends and distributions in the Prospectus under the headings Distributions and Taxes -- Distributions."

MONEY MARKET PORTFOLIO

    The Money Market Portfolio declares dividends of all its daily net investment income on each day the Portfolio's NAV per share is determined. Dividends are payable monthly and are automatically reinvested and distributed on the last business day of each month.

    Net investment income, for dividend purposes, consists of (i) accrued interest income, plus or minus (ii) amortized purchase discount or premium, plus or minus (iii) all short-term realized gains or losses and unrealized appreciation or depreciation on portfolio assets, minus (iv) all accrued expenses of the Portfolio. Expenses of the Portfolio are accrued daily. So long as portfolio securities are valued at amortized cost, there will be no unrealized appreciation or depreciation on such securities.

HIGH GRADE BOND AND HIGH YIELD BOND PORTFOLIOS

    Each of these Portfolios declares dividends of all its investment income on each day the Portfolio's NAV is determined. Dividends are automatically reinvested and distributed on the last business day of each month. Any short-term and long-term gains will be declared and distributed periodically, but in no event less frequently than annually.

VALUE GROWTH, BLUE CHIP AND MANAGED PORTFOLIOS

    It is the policy of the Value Growth and Blue Chip Portfolios to distribute at least annually substantially all its net investment income, if any, and any net realized capital gains. It is the policy of the Managed Portfolio to distribute quarterly substantially all its net investment income, if any, and to distribute substantially all net short-term and long-term gains at least annually.

    Both dividend and capital gain distributions will be made in shares of a Portfolio unless a shareholder requests payment in cash.

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time, the Fund may advertise several types of performance information for a Portfolio. Each Portfolio, except the Money Market Portfolio, may advertise "average annual total return" and "total return." The High Grade Bond and High Yield Bond Portfolios may also advertise "yield." The Money Market Portfolio may advertise "yield" and "effective yield." Each of these figures is based upon historical results and is not necessarily representative of the future performance of a Portfolio.

    Average annual total return and total return measure both the net income generated by and the effect of any realized and unrealized appreciation or depreciation of the underlying investments of a Portfolio over the designated period assuming the reinvestment of all dividends and distributions during the period. Thus, these figures reflect the change in value of an investment in the Portfolio during a specified period. Average annual total return will be quoted for at least one-, five- and ten-year periods (or, if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures represent the average annual percentage change in the value of a specific dollar amount invested in the Portfolio's shares for the designated period. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period.

    Yield is a measure of the net investment income per share earned over a specific one-month or 30-day period (seven-day period for the Money Market Portfolio) expressed as a percentage of the Portfolio's NAV per share at the end of the period (except for the Money Market Portfolio where the NAV per share at the beginning of the period is used). Yield is an annualized figure, meaning that it is assumed that the Portfolio generates the same level of investment income over a one-year period. The effective yield for the Money Market Portfolio is calculated similarly, but the net investment income earned is assumed to be compounded when annualized. The Money Market Portfolio's effective yield will be slightly higher than its yield due to this compounding. Semi-annual compounding is assumed for Portfolios other than the Money Market Portfolio.

    From time to time, the Fund may include in its sales literature and shareholder reports for the High Grade Bond and High Yield Bond Portfolios a quotation of the current "distribution rate" for the Portfolios. The distribution rate is simply a measure of the level of income and short-term capital gain dividends distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Portfolio's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized or unrealized appreciation or depreciation of, such investments during the period. Distribution rate, therefore, is not intended to be a complete measure of performance. Distribution rate may sometimes be greater than yield since, for instance, it may include short-term gains (which may be non-recurring) and may not reflect the amortization of bond premiums.

    Additionally, from time to time, in advertisements or reports to shareholders, a Portfolio may compare its performance to that of the Consumer Price Index or various unmanaged indexes such as the Dow Jones Industrial Average, the Standard & Poor's 500, the Shearson/Lehman Government and Corporate Bond Index and the Salomon Brothers High Grade Bond Index. A Portfolio may also use mutual fund quotation services such as Lipper Analytical Services, Inc., an independent mutual fund reporting service, or similar industry services, for purposes of comparing a Portfolio's rank or performance with that of other mutual funds having similar investment objectives. Performance comparisons should not be considered representative of the future performance of any Portfolio.

--------------------------------------------------------------------------------

PERFORMANCE CALCULATION


    A Portfolio's standardized average annual total return quotation is computed in accordance with a method prescribed by rules of the Securities and Exchange Commission. The standardized average annual total return for a Portfolio for a specified period is determined by assuming a hypothetical $1,000 investment in the Portfolio's shares on the first day of the period at the then effective NAV per share ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period using the following formula: ERV = P(l+T)n where:



          P = a hypothetical initial payment of $1,000



          T = average annual total return



          n = number of years



          ERV =ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the period (or fractional portion thereof).



    The calculation assumes that all income and capital gains dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts.



    Calculation of a Portfolio's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment in the Portfolio's shares on the first day of the period at the then effective net asset value per share ("initial investment") and computing the ending value ("ending value") of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value, dividing the difference by the initial investment and expressing the result as a percentage. This calculation assumes that all income and capital gains dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.


    The yield for a Portfolio other than the Money Market Portfolio is computed in accordance with the formula set forth below, which is a standardized method prescribed by rules of the Commission. Based upon the 30-day period ended July 31, 1999 the High Grade Bond Portfolio's yield was 5.38% and the High Yield Bond Portfolio's yield was 5.50%. A Portfolio's yield is computed by dividing the net investment income per share earned during the specific one-month or 30-day period by the offering price per share on the last day of the period, according to the following formula:

                                              6
                          Yield =   [(a-b +1)    -1]
                                  2 ----------------
                                            cd

        a = dividends and interest earned during the period

        b = expenses accrued for the period (net of reimbursements)

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends

        d = the offering price per share on the last day of the period

    In computing yield, the Fund follows certain standardized accounting practices specified by Commission rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in accordance with generally accepted accounting principles.

    The Money Market Portfolio's yield is computed in accordance with a standard method prescribed by rules of the Commission. Under that method, the yield quotation is based on a seven-day period and is computed as follows. The net investment income per share (accrued interest on portfolio securities, plus or minus amortized premium or discount, less accrued expenses) for the period is divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"), the result is divided by seven and multiplied by 365, and the resulting yield figure is carried to the nearest one hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.

    The Money Market Portfolio's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is [(base period return +1) raised to the power of 365/7] -1.

    The Money Market Portfolio's yield and effective yield for the seven-day period ending July 31, 1999 were 3.29% and 3.34%, respectively.

    A Portfolio's performance quotations are based upon historical results and are not necessarily representative of future performance. The Fund's shares are sold at NAV, and return and NAV will fluctuate except that the Money Market Portfolio seeks to maintain a $1.00 NAV per share. Factors affecting a Portfolio's performance include general market conditions, operating expenses and investment management. Shares of a Portfolio are redeemable at NAV, which may be more or less than original cost.

    Redemptions within the first six years after purchase may be subject to a contingent deferred sales charge that ranges from 5% the first year to 0% after six years.

    Yield and effective yield do not include the effect of the contingent deferred sales charge. The standardized average annual total return does include the effect of the contingent deferred sales charge. Average annual total return does not, and total return may or may not, include the effect of the contingent deferred sales charge that may be imposed at the end of the designated period.

--------------------------------------------------------------------------------


ORGANIZATION OF THE FUND

--------------------------------------------------------------------------------

    The Fund is an open-end, diversified series management investment company registered under the Investment Company Act. The Fund was organized as a corporation under the laws of Maryland on August 14, 1970 and has authorized capital of 5,000,000,000 shares of common stock, $.001 par value per share.

    Currently, the Fund offers two classes of shares--Traditional Shares and Institutional Shares--which have different expenses that will affect performance. Institutional Shares are available for purchase exclusively by the following investors: (a) retirement plans of FBL Financial Group, Inc. and its affiliates; (b) the following investment advisory clients of
    EquiTrust: (1) affiliated and unaffiliated benefit plans such as qualified retirement plans, and (2) affiliated and unaffiliated banks and insurance companies purchasing for their own accounts; (c) employees and directors of FBL Financial Group, Inc., its affiliates, and affiliated state Farm Bureau Federations; (d) directors and trustees of the EquiTrust Mutual Funds; and (e) such other types of accounts as EquiTrust deems appropriate.

    The shares of each Portfolio have equal rights and privileges with all other shares of that Portfolio except that Traditional Shares have separate and exclusive voting rights with respect to the Fund's Rule 12b-1 Plan, and each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share subject to any preferences (such as resulting from Rule 12b-1 distribution fees with respect to the Traditional Shares). Upon liquidation of the Fund or any Portfolio, shareholders of a Portfolio are entitled to share pro-rata in the net assets of that Portfolio available for distribution. Shares have no preemptive or conversion rights and are fully paid and nonassessable by the Fund. The Board of Directors may establish additional Portfolios at any time. The assets received by the Fund on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Fund's books of account.

--------------------------------------------------------------------------------

SHAREHOLDER VOTING RIGHTS
--------------------------------------------------------------------------------

    All shares of the Fund have equal voting rights (except that Traditional Shares have separate and exclusive voting rights with respect to the Fund's Rule 12b-1 Plan) and may be voted in the election of directors and on other matters submitted to the vote of shareholders. Under the Fund's corporate charter, the Fund is not required to hold, and does not expect to hold, annual shareholders' meetings. However, it will hold special meetings of shareholders as required or deemed desirable for such purposes as electing directors, changing fundamental policies or approving an investment management agreement. As permitted by Maryland law and the Fund's corporate charter, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as fewer than a majority of the directors holding office have been elected by shareholders. Each member of the Board of Directors serves for a term of unlimited duration, subject to the right of the Board of Directors or the shareholders to remove such director. The Board of Directors has the power to alter the number of directors and to appoint successor directors, provided that, immediately after the appointment of any successor director, at least two-thirds of the directors have been elected by the shareholders of the Fund. However, if at any time less than a majority of the directors holding office has been elected by the shareholders, the directors are required to call a special meeting of shareholders for the purpose of electing directors to fill any existing vacancies in the Board. The shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect all the directors. No amendment may be made to the Fund's corporate charter without the affirmative vote of a majority of the outstanding shares of the Fund.

    Shareholders will vote by Portfolio and not in the aggregate, except when voting in the aggregate is permitted under the laws of the State of Maryland and the Investment Company Act, such as for the election of directors, or when voting by class is appropriate.

    In matters which only affect a particular Portfolio or class, the matter shall have been effectively acted upon by a majority vote of that Portfolio or class, even though: (i) the matter has not been approved by a majority vote of any other Portfolio or class; or (ii) the matter has not been approved by a majority vote of the Fund.

    As used in the Prospectus and in this SAI, the phrase "majority vote" of a Portfolio (or of the Fund, as appropriate) means the vote of the lesser of
    (i) 67% of the shares of the Portfolio (Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio
    (Fund).

--------------------------------------------------------------------------------

RETIREMENT PLANS
--------------------------------------------------------------------------------

    Investors Fiduciary Trust Company of Kansas City, Missouri, serves as custodian and provides the services required for Individual Retirement Plans
    (IRAs), Roth IRAs, Simplified Employee Pension Plans (SEPs), Savings Incentive Match Plans for Employees (SIMPLEs), Section 403(b) Plans and Qualified Pension and Profit Sharing Plans ("Keoghs"). An annual maintenance fee, currently $10, will be collected annually by redemption of shares or fractions thereof from each participant's account(s). EquiTrust Investment Management Services, Inc. performs plan services for a portion of the fee and during the fiscal year ended July 31, 1999 received $199,835 for its services, of which $60,064 was remitted to Investors Fiduciary Trust Company. Unusual administrative responsibilities will be subject to such additional charges as will reasonably compensate the custodian for the service involved.

    Since a retirement investment program involves a commitment covering future years, it is important that the investor consider his or her needs and whether the investment objective of the Fund as described in the Prospectus is likely to fulfill them. Premature termination or curtailment of the plan may result in adverse tax consequences. Consultation with an attorney or other tax adviser regarding these plans is recommended. For further information regarding these plans, contact the Fund.

--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PRINCIPAL HOLDERS OF SECURITIES

    As of September 15, 1999, Farm Bureau Life Insurance Company (a wholly owned subsidiary of FBL Financial Group, Inc., an Iowa corporation) owned 54.45% of the Money Market Portfolio, 12.52% of the High Yield Bond Portfolio, and 6.57% of the outstanding voting securities of the High Grade Bond Portfolio.

--------------------------------------------------------------------------------

CUSTODIAN

    Deutsche Bank, 16 Wall Street, New York, New York 10005, currently serves as custodian of all cash and securities owned by the Fund. The custodian performs no managerial or policy-making functions for the Fund.

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS

    The Fund's independent auditors are Ernst & Young LLP, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309. The independent auditors audit and report on the Fund's annual financial statements, review certain regulatory reports and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

--------------------------------------------------------------------------------

ACCOUNTING SERVICES


    The Fund has entered into an accounting services agreement with the Adviser pursuant to which the Adviser performs accounting services for the Fund. In addition, the agreement provides that the Adviser shall calculate the Fund's net asset value in accordance with the Fund's current Prospectus and shall prepare, for Fund approval and use, various tax returns and other reports. For such services, each Portfolio pays the Adviser an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, with the annual fee payable by a Portfolio not to exceed $30,000. During the fiscal year ended July 31, 1999, the aggregate amount of such fees paid to the Adviser was $93,027.


--------------------------------------------------------------------------------

SHAREHOLDER SERVICE, DIVIDEND DISBURSING AND TRANSFER AGENT

    The Adviser serves as the Fund's shareholder service, transfer and dividend disbursing agent. EquiTrust in turn has contracted with DST Systems, Inc. ("DST"), an unrelated party, to perform certain services incident to the maintenance of shareholder accounts. The Fund pays the Adviser an annual fee of $7.00 to $9.00 per account and miscellaneous activity fees plus out-of-pocket expenses, a portion of which is paid to DST. During the fiscal year ended July 31, 1999, the aggregate amount of such fees paid to the Adviser was $725,887, of which $379,379 was paid to DST.

--------------------------------------------------------------------------------

LEGAL MATTERS

    The firm of Vedder, Price, Kaufman & Kammholz, Chicago, Illinois, is counsel for the Fund.

--------------------------------------------------------------------------------

REGISTRATION STATEMENT

    The Fund's Prospectus and this SAI omit certain information contained in the Registration Statement, which the Fund has filed with the Commission under the 1933 Act, and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement is available for inspection by the public at the Commission in Washington, D.C.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The audited financial statements of the Fund, including the notes thereto, contained in the Annual Report to Shareholders of EquiTrust Series Fund, Inc. for the fiscal year ended July 31, 1999, were filed with the Commission on September 22, 1999 and are incorporated by reference.

    Shareholders will receive the Fund's audited annual report and the unaudited semi-annual report. Additional copies of such reports may be obtained without charge by contacting the Fund.

--------------------------------------------------------------------------------

APPENDIX A -- MONEY MARKET INSTRUMENTS
--------------------------------------------------------------------------------

    The Money Market Portfolio invests in money market instruments maturing in 13 months or less from the time of investment, including the instruments described below. In addition, the other Portfolios, subject to their respective investment objectives, may invest in certain money market instruments.

    U.S. GOVERNMENT SECURITIES: Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

    U.S. GOVERNMENT AGENCY OR INSTRUMENTALITY SECURITIES: Debt securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. Although these securities are not direct obligations of the U.S. Government, some are supported by the full faith and credit of the U.S. Treasury, others are supported only by the limited right of the issuer to borrow from the U.S. Treasury, and others depend solely upon the credit of the agency or instrumentality and not the U.S. Treasury.


    OBLIGATIONS OF BANKS OR SAVINGS INSTITUTIONS: Certificates of deposit, bankers' acceptances and other short-term debt obligations of commercial banks or savings and loan associations. None of the Portfolios will invest in any instruments issued by a commercial bank unless the bank has total assets of at least $100 million and has its deposits insured by the Federal Deposit Insurance Corporation ("FDIC"). Similarly, the Portfolios will not invest in any instrument issued by a savings and loan association unless the savings and loan association has total assets of at least $100 million, has been issued a charter by the Office of Thrift Supervision ("OTS") or was formerly a member of the Federal Home Loan Bank System and is now subject to regulation by the OTS, and is insured by the FDIC. However, the Portfolios may invest in an obligation of a bank or savings and loan association with assets of less than $100 million if the principal amount of such obligation is fully covered by FDIC insurance. The FDIC insures the deposits at banks and savings and loan associations up to $100,000 per investor. To remain fully insured as to principal, these investments must currently be limited to $100,000 per bank. If the principal amount and accrued interest together exceed $100,000, then the accrued interest in excess of $100,000 will not be insured.



    COMMERCIAL PAPER: Short-term unsecured promissory notes issued by corporations, primarily to finance short-term credit needs. The Portfolios will only invest in U.S. dollar-denominated instruments which the Board of Directors determines present minimal credit risks and which, at the time of acquisition, generally are:


    1. rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"); or

    2. rated in one of the two highest rating categories by only one NRSRO if that NRSRO is the only NRSRO that has rated the instrument or issuer; or

    3. in the case of an unrated instrument, determined by the Board of Directors to be of comparable quality to either of the above; or

    4. issued by an issuer that has received a rating of the type described in 1 or 2 above on other securities that are comparable in priority and security to the instrument.

    In addition, the Fund will invest in commercial paper issued by major corporations in reliance on the so-called "private placement" exemption from registration by Section 4(2) of the 1933 Act ("Section 4(2) paper") subject to the above noted requirements with respect to ratings. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to an institutional investor such as the Fund, who agrees that it is purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
    Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Adviser considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, the paper will be treated as illiquid unless, pursuant to procedures approved by the Board of Directors, a particular investment in
    Section 4(2) paper is determined to be liquid. The Adviser monitors the liquidity of the Fund's investments in Section 4(2) paper on a continuing basis.

    OTHER CORPORATE DEBT SECURITIES: Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which were not issued as short-term obligations but which have thirteen months or less remaining until maturity. The Portfolio will only invest in such obligations if the Board of Directors determines that they present minimal credit risk, are, at the time of acquisition, rated AA/Aa or better by Standard & Poor's or Moody's and are:

    1. determined by the Board of Directors to be of comparable quality to either 1 or 2 above; or

    2. issued by an issuer that has received a rating of the type described in 1 or 2 above on other short-term securities that are comparable in priority and security to the obligation.

    REPURCHASE AGREEMENTS: See "Investment Objectives, Policies and Techniques -- Investment Strategies and Techniques -- Repurchase Agreements" in the SAI.

    FLOATING AND VARIABLE RATE SECURITIES: The Portfolio may invest in instruments having rates of interest that are adjusted periodically or that float continuously or periodically according to formulas intended to minimize fluctuation in the value of the instruments ("Variable Rate Securities"). The interest rate on a Variable Rate Security is ordinarily determined by reference to, or is a percentage of, a specified market rate such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed rate obligations. Some Variable Rate Securities have a demand feature ("Variable Rate Demand Securities") entitling the purchaser to resell the securities at an amount approximately equal to the principal amount thereof plus accrued interest. As in the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some specified market rate intended to minimize fluctuation in the value of the instruments. Some of these Variable Rate Demand Securities are unrated, their transfer is restricted by the issuer and there is little if any secondary market for the securities. Thus, any inability of the issuers of such securities to pay on demand could adversely affect the liquidity of these securities. The Portfolio determines the maturity of Variable Rate Securities in accordance with Commission rules which allow the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

--------------------------------------------------------------------------------

APPENDIX B -- COMPOSITION OF BOND PORTFOLIOS BY QUALITY
--------------------------------------------------------------------------------

    The tables below reflect the average composition by quality rating of the investment securities of the High Yield Bond Portfolio and the High Grade Bond Portfolio for the fiscal year ended July 31, 1999. Percentages are weighted averages based upon the portfolio composition at the end of each month during the year. The percentage of total assets represented by bonds rated by Moody's and Standard & Poor's ("S&P") is shown. The percentage of total assets represented by unrated bonds is also shown. Although not specifically rated by Moody's or Standard & Poor's, U.S. Government securities are reflected as Aaa and AAA (highest quality) for purposes of these tables. The category noted as "Cash and Other Assets" includes all assets other than the rated and unrated bonds reflected in the table including, without limitation, equity securities, preferred stocks, money market instruments, repurchase agreements and cash.

    The allocations reflected in the tables do not necessarily reflect the view of the Adviser as to the quality of the bonds in the Portfolios on the date shown, and they are not necessarily representative of the composition of the Portfolios at other times. The composition of each Portfolio will change over time.

          HIGH YIELD BOND PORTFOLIO COMPOSITION OF PORTFOLIO BY QUALITY

                        PERCENTAGE                         PERCENTAGE
                            OF                                 OF
                       PORTFOLIO BY                       PORTFOLIO BY
   MOODY'S RATING         MOODY'S             S&P              S&P         GENERAL DEFINITION
      CATEGORY            RATINGS       RATING CATEGORY      RATINGS            OF BOND
Aa...................                  AA...............                  High quality
A....................        2.63%     A................      7.27  %     Upper medium grade
Baa..................       34.34      BBB..............     29.70        Medium grade
Ba...................       25.44      BB...............     26.46        Lower medium grade
B....................       24.22      B................     19.60        Speculative
Caa..................                  CCC..............      1.65        More speculative
Ca...................                  D................                  Highly speculative
Not Rated............        0.68      Not Rated........      2.63        Not rated by Moody's
                                                                           or S&P
Cash and Other                         Cash and Other
Assets...............       12.69      Assets...........     12.69
                         --------                            -------
                           100.00%                          100.00  %

          HIGH GRADE BOND PORTFOLIO COMPOSITION OF PORTFOLIO BY QUALITY

                        PERCENTAGE                         PERCENTAGE
                            OF                                 OF
                       PORTFOLIO BY                       PORTFOLIO BY
   MOODY'S RATING         MOODY'S             S&P              S&P         GENERAL DEFINITION
      CATEGORY            RATINGS       RATING CATEGORY      RATINGS            OF BOND
Aaa..................       31.28%     AAA..............     31.28  %     Highest quality
Aa...................        9.28      AA...............     11.61        High quality
A....................       32.74      A................     38.94        Upper medium grade
Baa..................       15.65      BBB..............      7.12        Medium grade
Ba...................        2.04      BB...............      2.04        Lower medium grade
Not rated............                  Not rated........                  Not rated by Moody's
                                                                           or S&P
Cash and Other                         Cash and Other
Assets...............        9.01      Assets...........      9.01
                         --------                            -------
                           100.00%                          100.00  %

    The description of each bond quality category set forth in the tables above is intended to be a general guide and not a definitive statement as to how Moody's and Standard & Poor's define such rating category. A more complete description of the rating categories is set forth under "Appendix C -- Description of Corporate Bond Ratings." The ratings of Moody's and Standard & Poor's represent their opinions as to the capacity to pay interest and principal of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and do not evaluate market value risk. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced. Neither event would require a Portfolio to eliminate the obligation from its portfolio. An issue may be unrated simply because the issuer chose not to have it rated, and not necessarily because it is of lower quality. Unrated issues may be less marketable.

--------------------------------------------------------------------------------

APPENDIX C -- DESCRIPTION OF CORPORATE BOND RATINGS
--------------------------------------------------------------------------------

    MOODY'S INVESTORS SERVICE, INC.

    Aaa:                Bonds that are rated Aaa are judged to be of the best
                        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest
                        payments are protected by a large or by an exceptionally
                        stable margin and principal is secure. While the various
                        protective elements are likely to change, such changes as
                        can be anticipated are unlikely to impair the fundamentally strong position of such issues.
    Aa:                 Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise
                        what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of
                        protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                        appear somewhat larger than with Aaa securities.
    A:                  Bonds that are rated A possess many favorable investment
                        attributes and may be considered as upper medium-grade
                        obligations. This rating indicates an extremely strong
                        capacity to pay principal and interest which is considered adequate, but elements may be present which suggest a
                        susceptibility to impairment sometime in the future.
    Baa:                Bonds rated Baa are considered medium-grade obligations,
                        i.e., they are neither highly protected nor poorly secured.
                        Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great
                        length of time. Such bonds lack outstanding investment
                        characteristics and in fact have speculative characteristics as well.
    Ba:                 Bonds rated Ba are judged to have speculative elements;
                        their future cannot be considered as well-assured. Often the protection of interest and principal payments may be only
                        moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position
                        characterizes bonds in this class.
    B:                  Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
    Caa:                Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with
                        respect to principal or interest.
    Ca:                 Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

--------------------------------------------------------------------------------

    STANDARD & POOR'S

    AAA:                Bonds rated AAA are highest grade debt obligations. This
                        rating indicates an extremely strong capacity to pay
                        principal and interest.
    AA:                 Bonds rated AA also qualify as high-quality obligations.
                        Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues
                        only in a small degree.
    A:                  Bonds rated A have a strong capacity to pay principal and
                        interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.
    BBB:                Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or
                        changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this
                        category than for bonds in the A category.
    BB-B-CCC-CC:        Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's
                        capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of
                        speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
                        large uncertainties or major risk exposures to adverse
                        conditions.
    D:                  Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.
                        Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show
                        relative standing within the major rating categories.
    NR:                 Not rated by the indicated rating agency.

--------------------------------------------------------------------------------

DESCRIPTION OF COMMERCIAL PAPER RATINGS

    MOODY'S INVESTORS SERVICE, INC.

    P-1:                The rating P-1 is the highest commercial paper rating
                        assigned by Moody's and indicates that, in Moody's opinion, the issuer or supporting institution has a superior ability for repayment of senior short-term debt obligations. P-1
                        repayment ability will often be evidenced by many of the
                        following characteristics: (1) leading market positions in well-established industries, (2) high rates of return on
                        funds employed, (3) conservative capitalization structures with moderate reliance on debt and ample asset protection,
                        (4) broad margins in earnings coverage of fixed financial
                        charges and high internal cash generation and
                        (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

    P-2:                The rating P-2 indicates that, in Moody's opinion, the
                        issuer or supporting institution has a strong ability for
                        repayment of senior short-term debt obligations. Strong
                        ability for repayment will normally be evidenced by many of the characteristics listed under the description of "P-1."
                        Earnings trends and coverage ratios, while sound, may be
                        more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external
                        conditions. Ample alternate liquidity is maintained.

--------------------------------------------------------------------------------

    STANDARD & POOR'S

    A-1:                This designation indicates that the degree of safety
                        regarding timely payment of debt having an original maturity of no more than 365 days is either overwhelming or very
                        strong.
    A-2:                This designation indicates that capacity for timely payment of debt having an original maturity of no more than 365 days is strong; however, the relative degree of safety is not as high as for issues designated "A-1."

                          EQUITRUST SERIES FUND, INC.
                                     PART C
                               OTHER INFORMATION

ITEM 23.  EXHIBITS.


 (a)  (1)  Articles of Incorporation (1)
      (2)  Articles of Amendment which became effective in 1977
           and 1978 (1)
      (3) Articles of Amendment which became effective on November 30, 1987 (1)
      (4) Articles Supplementary to the Charter which became effective on December 1, 1987 (5)
      (5) Articles of Amendment which became effective on November 22, 1991 (1)
      (6) Articles Supplementary to the Charter which became effective on November 25, 1991 (1)
      (7) Articles Supplementary to the Charter which became effective on December 1, 1996 (2)
      (8) Articles of Amendment which became effective on December 1, 1997 (3)
      (9) Articles Supplementary to the Charter which became effective on December 1, 1997 (3)
      (10) Articles of Amendment which became effective on May 1, 1998 (4)
 (b)  (1)  By-laws, as amended (1)
      (2)  By-laws, as amended August 15, 1996 (2)
 (c)  Inapplicable
 (d) (1) Investment Advisory and Management Services Agreement dated November 11, 1987 (1)
      (2)  Amendment to Management Fee Schedule dated December 1,
           1996 (2)
 (e)  (1)  Underwriting Agreement dated December 31, 1983 (1)
      (2)  Form of Dealer Agreement (3)
      (3)  Administrative Services Agreement dated November 25,
           1991 (1)
      (4) Administrative Services Agreement, as amended and restated as of December 1, 1997 (3)
 (f)  Inapplicable
 (g)  Custodian Agreement dated January 12, 1993 (1)
 (h)  (1)  Fidelity Bond Joint Insureds Agreement (2)
      (2)  Joint Insureds D&O and E&O Agreement (1)
      (3)  Accounting Services Agreement (1)
      (4)  Shareholder Service, Dividend Distributing and Transfer
      Agent Agreement dated September 1, 1995 (1)
*(i)  Opinion of Vedder, Price, Kaufman & Kammholz
*(j)  Consent of Ernst & Young LLP
 (k)  Inapplicable
 (l)  Inapplicable
 (m)  (1)  Distribution and Shareholder Servicing Plan and
           Agreement dated as of December 1, 1987 (1)
      (2)  Distribution and Shareholder Servicing Plan and
      Agreement dated December 1, 1987, as amended November 25,
           1991 (1)
      (3) Distribution Plan and Agreement, amended as of December 1, 1997 (3)
 (n)  Financial Data Schedules
 (o)  Multiple Class Plan adopted pursuant to Rule 18f-3. (3)
*(p)  Powers of Attorney for Donald G. Bartling, John R. Graham,
      Erwin H. Johnson, Kenneth Kay, and Curtis C. Pietz


------------------------
(1) Incorporated by reference from Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed on or about December 1, 1995.

(2) Incorporated by reference from Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on November 27, 1996.
(3) Incorporated by reference from Post-Effective Amendment No. 34 to the Registration Statement under the Securities Act of 1933 on Form N-1A filed on November 25, 1997.
(4) Incorporated by reference from Post-Effective Amendment No. 35 to the Registration Statement under the Securities Act of 1933 on Form N-1A filed on November 25, 1998.

(5) Incorporated by reference from Post-Effective Amendment No. 36 to the Registration Statement under the Securities Act of 1933 on Form N-1A filed on September 30, 1999.

------------------------

*   Filed herewith


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    Inapplicable.

ITEM 25.  INDEMNIFICATION.

    The Maryland Code, Corporations and Associations, Section 2-418, provides for indemnification of directors, officers, employees and agents. Article XVI of the Registrant's Articles of Incorporation restricts indemnification for any officer or director in cases of willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of their offices.
Article XV of the Registrant's By-Laws provides for indemnification of officers under certain circumstances.

    The Investment Advisory and Management Services Agreement between the Registrant and EquiTrust Investment Management Services, Inc. ("Adviser") provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of the Adviser, the Adviser shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the matters to which such Agreement relates.

    In addition, the Registrant maintains a directors and officers "errors and omissions" liability insurance policy under which the Registrant and its directors and officers are named insureds.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

    Registrant's investment adviser is EquiTrust Investment Management Services, Inc. ("EquiTrust"). In addition to its services to Registrant as investment adviser, underwriter, and shareholder service, transfer and dividend disbursing agent, all as set forth in parts A and B of this Registration Statement on Form N-1A, EquiTrust acts as adviser, underwriter and shareholder service, transfer and dividend disbursing agent for EquiTrust Money Market Fund, Inc., a diversified open-end management investment company, and EquiTrust Variable Insurance Series Fund, a diversified open-end series management investment company.

    The principal executive officers and directors of EquiTrust are Stephen M. Morain, Senior Vice President, General Counsel and Director; William J. Oddy, President and Director; Dennis M. Marker, Investment Vice President, Administration, Secretary and Director; Thomas R. Gibson, Chief Executive

Officer and Director; Timothy J. Hoffman, Vice President and Director; James W. Noyce, Chief Financial Officer, Treasurer and Director; and Lou Ann Sandburg, Vice President-Investments, Assistant Treasurer and Director. A description of their services as officers and employees of FBL Financial Group, Inc. and its affiliates is incorporated herein by reference to Part B--Statement of Additional Information of this Registration Statement on Form N-1A.

ITEM 27.  PRINCIPAL UNDERWRITERS.

    (a) EquiTrust Investment Management Services, Inc., the principal underwriter for Registrant, also acts as the principal investment adviser, underwriter and shareholder service, transfer and dividend disbursing agent for EquiTrust Money Market Fund, Inc., a diversified open-end management investment company and EquiTrust Variable Insurance Series Fund, a diversified, open-end series management investment company.

    (b) The principal business address of each director and principal officer of the principal underwriter is 5400 University Avenue, West Des Moines, Iowa 50266. See Item 28 for information on the principal officers of EquiTrust Investment Management Services, Inc., investment adviser and principal underwriter for the Registrant.

    (c) Inapplicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

    All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of the Registrant and the offices of the Adviser, EquiTrust Investment Management Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 29.  MANAGEMENT SERVICES.

    Inapplicable.

ITEM 30.  UNDERTAKINGS.

    (a) Not applicable

    (b) Not applicable

    (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of West Des Moines and State of Iowa, on the 29th day of November, 1999.



                                                       EQUITRUST SERIES FUND, INC.



                                                       By:            /s/ EDWARD M. WIEDERSTEIN
                                                            --------------------------------------------
                                                                        Edward M. Wiederstein
                                                                              PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacity and on the date indicated.


              /s/ EDWARD M. WIEDERSTEIN
     -------------------------------------------                                      November 29, 1999
                Edward M. Wiederstein                  President and Director              (dated)
                                                         (Principal Executive
                                                         Officer)




                /s/ RICHARD D. HARRIS
     -------------------------------------------                                      November 29, 1999
                  Richard D. Harris                    Senior Vice President,              (dated)
                                                         Secretary-Treasurer and
                                                         Director (Principal
                                                         Financial and Accounting
                                                         Officer)




               /s/ DONALD G. BARTLING
     -------------------------------------------                                      November 29, 1999
                 Donald G. Bartling*                   Director                            (dated)




                 /s/ JOHN R. GRAHAM
     -------------------------------------------                                      November 29, 1999
                   John R. Graham*                     Director                            (dated)




                /s/ ERWIN H. JOHNSON
     -------------------------------------------                                      November 29, 1999
                  Erwin H. Johnson*                    Director                            (dated)




                   /s/ KENNETH KAY
     -------------------------------------------                                      November 29, 1999
                    Kenneth Kay*                       Director                            (dated)




                 /s/ CURTIS C. PIETZ
     -------------------------------------------                                      November 29, 1999
                  Curtis C. Pietz*                     Director                            (dated)


*By:                  /s/ STEPHEN M. MORAIN
             --------------------------------------
                        Stephen M. Morain
                  ATTORNEY-IN-FACT, PURSUANT TO
                        POWER OF ATTORNEY
                         FILED HEREWITH